UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material under §240.14a-12
Cintas Corporation
(Name of registrant as specified in its charter)

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6800 Cintas Boulevard
Cincinnati, Ohio 45262
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
Dear Shareholder:
On behalf of the Board of Directors (the Board) and employee-partners of Cintas Corporation (the Company), I invite you to attend our Annual Meeting of Shareholders (Annual Meeting) on October 27, 2026, at 11:30 a.m. Eastern Daylight Time. This year’s Annual Meeting will be a virtual meeting of shareholders. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CTAS2026. You will not be able to attend the Annual Meeting in person.
We have designed our virtual format to enhance, rather than constrain, shareholder access and participation. For example, if you experience technical difficulties during the Annual Meeting, there will be technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting or voting during the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be listed on the Annual Meeting login web page.
This booklet includes notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting. It also describes how the Board operates and gives personal information about our director nominees.
Shareholders entitled to vote at this Annual Meeting are those of record as of the close of business on August 31, 2026. Please note that only shareholders of record or holders of valid proxies from such shareholders may attend online or vote during the meeting. Even if you are planning to attend the virtual meeting, you are strongly encouraged to vote your shares in advance through one of the methods described in the proxy statement.
We are once again pleased to take advantage of U.S. Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (the Notice) instead of a paper copy of the proxy statement, the accompanying proxy card and our 2026 Annual Report. The Notice contains instructions on how to access and review those documents over the Internet and vote online, as well as how shareholders can elect to receive paper copies of the proxy statement, proxy card and 2026 Annual Report free of charge. We believe that this process will allow us to provide our shareholders with the information they need in a timely manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.
Whether or not you plan to attend the meeting, please complete and return your proxy card or vote by telephone or via the Internet by following the instructions on your proxy card.

Sincerely,

Scott D. Farmer
Executive Chairman of the Board September 15, 2026

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF CINTAS CORPORATION

Time:	11:30 a.m., Eastern Daylight Time
Date:	October 27, 2026
Place:	Online at www.virtualshareholdermeeting.com/CTAS2026
Access:
Visit www.virtualshareholdermeeting.com/CTAS2026. To be able to access the Annual Meeting, you must have your 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials).

Purpose:	1. To elect as directors, the eight nominees named in the attached proxy materials;
2. To approve, on an advisory basis, named executive officer compensation;
3. To ratify Ernst & Young LLP as our independent registered public accounting firm for fiscal 2027;
4. To approve the reincorporation of the Company from the State of Washington to the State of Delaware;
5. To vote on a shareholder proposal regarding support for governance by majority voting;
6. To conduct other business, if properly raised.

Only shareholders of record on August 31, 2026, are entitled to notice of and to vote at, or attend, the meeting or any adjournment thereof. The approximate mailing date of the Notice of Internet Availability of Proxy Materials is September 15, 2026.

The vote of each shareholder is important. Whether or not you plan to virtually attend the 2026 Annual Meeting, please vote at your earliest convenience. You can vote your shares by completing and returning the proxy card sent to you. Shareholders can also vote their shares over the Internet or by telephone by following the voting instructions on the proxy card.

D. Brock Denton
Executive Vice President,
Secretary and General Counsel
September 15, 2026

Important Notice Regarding the Availability of Proxy Materials for the
 Annual Meeting of Shareholders to be Held on October 27, 2026

The Notice of Annual Meeting, 2026 Proxy Statement, the Company's 2026 Annual
 Report and Form of Proxy are available at www.cintas.com

LETTER FROM OUR CHIEF EXECUTIVE OFFICER

Dear Cintas Shareholder:

Fiscal 2026 was another successful year for Cintas, marked by strong organic revenue growth and expanded profitability, including an all-time high in gross margin. These achievements reflect the strength and resilience of our business model, disciplined execution of our strategy, the depth of our customer relationships and the hard work and dedication of our employee-partners.

Cintas generated revenue of $11.26 billion for the fiscal year, representing an increase of 8.9% over fiscal 2025 with 8.3% organic revenue growth and strong performance across all business segments. Gross profit as a percent of revenue was 50.7%, an all-time high, and operating income increased to $2.61 billion, with operating income as a percent of revenue of 23.1%. Diluted earnings per share (EPS) was $4.91 compared to $4.40 in fiscal 2025, an increase of 11.6%. Excluding transaction expenses of $16.1 million related to the pending UniFirst Corporation (UniFirst) acquisition, adjusted diluted EPS was $4.94, an increase of 12.3% over the prior year. We delivered these results while continuing to reinvest in the business, make acquisitions and return $1.7 billion in capital to shareholders through share buybacks and dividends. For the 55th time in the last 57 years, we grew both in revenue and profit – a testament to the enduring strength of the Cintas value proposition.

Our success is rooted in a clear strategy: to help our customers get Ready for the Workday® by providing business essentials and workwear that enhance their image, safety, cleanliness and compliance. After all the years of success that we’ve had, Cintas still has a vast opportunity ahead of us. Of the 16 million to 20 million businesses across North America, Cintas serves slightly over 1 million business customers. This addressable market is massive and provides a long runway for future growth among customers of all sizes and across all industries. Cintas remains focused on expanding our reach while deepening our relationships with the many businesses we already serve. As we execute that strategy, we remain committed to making it easier for our customers to do business with us and simpler for our employee-partners to do their jobs. We know that when we take care of our customers and employee-partners, they drive long-term value for our shareholders.

•Enhancing Customer Value and Operational Excellence – Cintas is committed to strengthening our offerings by anticipating and responding to both existing and prospective customers’ evolving needs. A key driver of our progress is ongoing investment in technology and operational excellence that improves the customer experience and supports future growth. To name a few examples, our garment sharing program helps us grow while managing material costs and maintaining high customer satisfaction; our investment in SAP is building the operational infrastructure to serve customers more effectively across our businesses; and Smart Truck continues to generate leverage across our service platform. Together, these investments create tangible impact: as revenue grows, it shows up in route density, customer size and capacity utilization across our plants and routes. With these improvements, we can better identify the next best product for our existing customers and identify the products that will resonate most with prospective customers.

•Empowering Our Employee-Partners – Our employee-partners remain the foundation of our success, and we believe investing in their growth and well-being is critical to our long-term performance. We continue to invest in technology, training and development programs that simplify work, improve productivity and allow our employee-partners to focus on serving customers and our managers on developing future leaders. This philosophy of providing meaningful opportunities for growth and advancement across the organization traces back to our founder, Dick Farmer, who believed in the importance of each employee-partner having ownership in the company to share collectively in that success. Today, that philosophy remains a defining characteristic of Cintas. We are proud that employee-partners who have worked more than 1,000 hours are also shareholders. Through stock ownership and our Partner's Plan comprehensive retirement program, our employee-partners have the opportunity to share directly in the value they help create, fostering a culture of ownership that has served Cintas well for generations. We also continue to provide modern tools, comprehensive training and leadership development opportunities, including investments in management trainees and selling resources, to help our team members thrive and build rewarding careers at Cintas.

•Strategic Investments for the Future Informed by Disciplined Capital Allocation – We have long taken a balanced approach to capital allocation, reinvesting in our business, pursuing strategic growth opportunities and consistently returning capital to shareholders. Our pending acquisition of UniFirst – announced earlier this year and overwhelmingly approved by UniFirst shareholders in June – represents an important opportunity to build on that strategy. We believe the combination of our two companies will strengthen our ability to serve customers, create opportunities for employee-partners and accelerate the benefits of our investments in technology, operational excellence and innovation. Combined with our continued focus on execution, these investments position Cintas to create sustainable value for all stakeholders over the long term.

Cintas continues to gain recognition for our achievements, including the strength of our culture. In 2026, we were recognized as one of Forbes’ America’s Most Trusted Companies, one of TIME’s America’s Best Companies and ranked on Newsweek’s lists of America’s Greatest Workplaces and Most Responsible Companies. We were again named to the prestigious Fortune 500 list for the ninth year in a row, climbing 10 spots. It is an honor to be recognized among the most successful and respected companies in the world.

As we move forward into fiscal 2027, our culture of continuous improvement, delivery of superior products and services and disciplined execution will continue to drive sustained growth and value creation for all of our stakeholders.

Thank you for your ongoing support of Cintas, and we look forward to another successful year.

Todd M. Schneider
Chief Executive Officer

PROXY STATEMENT SUMMARY

This summary section highlights information contained elsewhere in this proxy statement. This summary does not contain all the information that you should consider, and you should read the entire proxy statement before voting. For more complete information regarding the performance of Cintas Corporation for the fiscal year ended May 31, 2026, please review the Company’s Annual Report on Form 10-K for fiscal 2026.

CINTAS 2026 ANNUAL MEETING OF SHAREHOLDERS

October 27, 2026
11:30 a.m. Eastern Time

Virtual Meeting at:
www.virtualshareholdermeeting.com/CTAS2026

Meeting Agenda and Voting Matters

Item	Proposal	Board Vote Recommendation	Page Reference (for more detail)
Item 1	Election of eight directors for a one-year term	FOR each nominee	9
Item 2	Advisory vote to approve named executive officer compensation	FOR	48
Item 3	Ratification of the selection of Ernst & Young LLP to serve as our independent registered public accounting firm	FOR	51
Item 4	To approve the reincorporation of the Company from the State of Washington to the State of Delaware	FOR	52
Item 5	Shareholder proposal regarding support for governance by majority voting	AGAINST	72

CORPORATE GOVERNANCE MATTERS
ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

The Nominating and Corporate Governance Committee of the Board has nominated for election the following individuals: Beverly K. Carmichael, Karen L. Carnahan, Robert E. Coletti, Scott D. Farmer, Martin Mucci, Joseph Scaminace, Todd M. Schneider and Ronald W. Tysoe. Proxies solicited by the Board will be voted for the election of these nominees if no direction is given. All directors elected at the Annual Meeting will be elected to hold office until the next Annual Meeting, with each director to serve until such director's successor is elected and qualified or until such director's earlier death, resignation or removal. In voting to elect directors, shareholders are not entitled to cumulate their votes. Melanie W. Barstad has decided not to stand for reelection and, thus, has not been nominated for reelection. Ms. Barstad's decision is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or procedures. Following the Annual Meeting, the Board will consist of eight directors.

In accordance with NASDAQ Stock Market, LLC (NASDAQ) rules, our Board affirmatively determines the independence of each director and nominee for election as a director in accordance with the elements of independence set forth in the NASDAQ listing standards and rules promulgated under the Securities Exchange Act of 1934 (Exchange Act). Cintas' director independence standards, incorporated in the Corporate Governance Guidelines, are available under the About – Investor Relations – Corporate Governance page of our website at www.cintas.com/investors. Based on these standards, the Board determined that each of the following nonemployee directors is independent: Melanie W. Barstad, Beverly K. Carmichael, Karen L. Carnahan, Martin Mucci, Joseph Scaminace and Ronald W. Tysoe. Our Audit, Compensation and Nominating and Corporate Governance Committees are composed solely of independent directors. All directors are elected for one-year terms. Information on each of our nominees is given below.
An uncontested election is one in which the number of nominees does not exceed the number of directors to be elected. In an uncontested election, like this election, our Bylaws require that any nominee who does not receive a majority of the votes cast with respect to such nominee must offer their resignation to the Board. The Nominating and Corporate Governance Committee will take the matter under advisement and make a recommendation to the Board on whether to accept or reject the resignation or whether other action should be taken. The Board has 90 days following certification of the shareholder vote to consider the offer of resignation. Within such 90-day period, the Board will disclose publicly its decision whether to accept the director's resignation offer.
If a director nominee becomes unavailable before the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

The Board recommends you vote FOR each of the following nominees:

Beverly K. Carmichael
Age: 67
Director Since: 2024
Independent Director
Board Committees: - Compensation Committee - Nominating and Corporate Governance Committee
Background: Beverly K. Carmichael served as the Executive Vice President, Chief People, Culture and Resource Officer at Red Robin Gourmet Burgers, Inc., an American chain of casual dining restaurants, from 2017 until 2019, where she led the human resources and legal teams. Prior to that, she was the Senior Vice President and Chief People Officer at Cracker Barrel Old Country Store, Inc. from 2014 until 2017. Earlier in her career, Ms. Carmichael held various leadership positions at Ticketmaster Entertainment, LLC, Rockwell Collins, Inc. and Southwest Airlines Co. and was a practicing attorney at Manatt, Phelps & Phillips, LLP and at Southwest Airlines. Her Board membership experience encompasses both public and private companies, including Pursuit Attractions and Hospitality (NYSE: PRSU), formerly Viad Corp (NYSE: VVI), Blue Apron and ezCater, Inc. Ms. Carmichael was honored in 2025 by Women Inc. as one of the Most Influential Corporate Board Directors, in 2024 by Savoy Magazine as one of the Most Influential Corporate Directors and in 2022 by Directors & Boards as a Director to Watch.

Qualifications and Key Skills: The Board believes that Ms. Carmichael's experience in human resources, employment law, executive compensation, as well as her experience developing and executing strategies to enhance employee and customer experiences and maximizing performance make her service on the Board valuable to Cintas.

Karen L. Carnahan
Age: 72
Director Since: 2019
Independent Director
Board Committees: - Audit Committee (financial expert under SEC guidelines) - Nominating and Corporate Governance Committee
Background: Karen L. Carnahan was an employee-partner of Cintas for more than 30 years, where she served at an executive level for more than 20 years, including the roles of Vice President and Treasurer, Vice President of Corporate Development and President and Chief Operating Officer of Cintas' document management division. In 2014, Ms. Carnahan joined Shred-it International Inc. (Shred-it) as chief operating officer when Cintas' document management business merged with Shred-it, from which she then retired in 2015. Ms. Carnahan is on the Board of Trustees of Touchstone Investments (a member of Western & Southern Financial Group). In addition, Ms. Carnahan has received several prestigious awards including being named a Woman of Excellence by the West Chester, Ohio Chamber Alliance in 2007 and Greater Cincinnati YWCA Career Woman of Achievement in 2009. She received the Ohio Diversity Council's Glass Ceiling Award in 2013, and Ms. Carnahan was honored in both 2023 and 2025 by Women Inc. as one of the Most Influential Corporate Board Directors.

Qualifications and Key Skills: The Board believes that Ms. Carnahan's understanding of Cintas through her many years as a trusted employee-partner at Cintas, her status as an independent director and the fact that she is an "audit committee financial expert" under SEC guidelines, make her service on the Board beneficial to Cintas.

Robert E. Coletti
Age: 69
Director Since: 2016
Board Committees: - Executive Committee
Background: Robert E. Coletti is a retired partner emeritus of the law firm of Keating Muething & Klekamp PLL (KMK Law). Mr. Coletti joined KMK Law in 1982, where he became a partner in 1988 and a senior partner in 2016, with a practice concentrated in the corporate, securities and financing areas. Mr. Coletti currently serves on the Board of Directors of The Everglades Foundation and Gilligan Oil Company and the Board of Visitors of the Farmer School of Business at Miami University. Mr. Coletti served on the Miami University Board of Trustees from 2014 to 2021. He was a Trustee of the Miami University Foundation from 2006 to 2012, where he also served as Chairman of the Board from 2010 to 2012. Mr. Coletti is the brother-in-law of Scott D. Farmer.

Qualifications and Key Skills: The Board believes that Mr. Coletti's knowledge of Cintas, gained through his many years of advising Cintas and his legal expertise surrounding complicated business matters, make his service on the Board valuable to Cintas.

Scott D. Farmer
Age: 67
Director Since: 1994
Board Committees: - Executive Committee
Background: Scott D. Farmer joined Cintas in 1981. He has held the positions of Vice President – National Account Division, Vice President – Marketing and Merchandising, Rental Division Group Vice President and Chief Operating Officer. He was elected Chief Executive Officer in July 2003. Mr. Farmer was appointed Chairman of the Board in September 2016, and upon his retirement as Chief Executive Officer in May 2021, he was appointed Executive Chairman of the Board. Mr. Farmer is the brother-in-law of Robert E. Coletti.

Qualifications and Key Skills: The Board believes that Mr. Farmer's breadth of knowledge and experience in the areas of marketing, business development and corporate strategy, as well as his familiarity with all aspects of Cintas' business, render his service on the Board extremely beneficial to Cintas.

Martin Mucci
Age: 66
Director Since: 2023
Independent Director
Board Committees: - Audit Committee (financial expert under SEC guidelines) - Nominating and Corporate Governance Committee
Background: Martin Mucci served as Chief Executive Officer of Paychex, Inc. (Paychex), a digitally driven human capital solutions company, from September 2010 to October 2022, which he originally joined in 2002 as Senior Vice President, Operations. Prior to joining Paychex, Mr. Mucci had a 20-year career with Frontier Communications of Rochester, a telecommunications company, where he held various senior level positions, including President of Telephone Operations and President and Chief Executive Officer of Frontier Telephone of Rochester. He currently serves as the Chairman of the Board of Paychex and is also a Director of Royal Oak Realty Trust, a private, non-traded Real Estate Investment Trust (REIT).

Qualifications and Key Skills: The Board believes that Mr. Mucci’s senior leadership in digital transformation, customer experience and corporate financial matters for publicly traded companies, as well as his independent director status and the fact that he is an “audit committee financial expert” under SEC guidelines, makes his service on the Board extremely beneficial to Cintas.

Joseph Scaminace
Age: 73
Director Since: 2010
Independent Director
Board Committees: - Compensation Committee - Nominating and Corporate Governance Committee (Chair) - Executive Committee (Chair)
Background: Joseph Scaminace is designated as Lead Director of the Cintas Board of Directors. Mr. Scaminace was Chairman, President and Chief Executive Officer of Vectra Corporation (formerly OM Group, Inc.), a diversified industrial growth company, from 2005 until his retirement in 2015. Prior to joining Vectra Corporation, Mr. Scaminace was the President and Chief Operating Officer of The Sherwin-Williams Company, a paint and coatings company, where he had worked in various capacities since 1983. He is a member of the Board of Trustees of The Cleveland Clinic. Mr. Scaminace is also a former director of Parker Hannifin Corporation.

Qualifications and Key Skills: The Board believes that Mr. Scaminace's principal executive officer experience and former service as a director of another publicly-traded company, which have provided him with insight into high-level corporate governance and executive compensation matters, as well as his independent director status, make him an integral member of Cintas' Board.

Todd M. Schneider
Age: 59
Director Since: 2021
Background: Todd M. Schneider joined Cintas in 1989. He has held various positions within Cintas, including several management positions. He was Vice President of Sales of the Midwest/South Central Region Rental Division and President and Chief Operating Officer of the former Document Management Division. He served as Senior Vice President of Sales of the Rental Division until June 2013, when he was appointed President & Chief Operating Officer of the Rental Division. In July 2018, Mr. Schneider was appointed Executive Vice President and Chief Operating Officer responsible for operations and marketing. In June 2021, Mr. Schneider was appointed President and Chief Executive Officer of Cintas. Effective August 1, 2026, in connection with Cintas' decision to separate the roles of President and Chief Executive Officer, Mr. Schneider serves as the Company's Chief Executive Officer and no longer holds the title of President. In January 2026, Mr. Schneider was elected to the Board of Directors of PPG Industries, Inc. (PPG) where he serves on the Nominating and Governance, and Sustainability and Innovation committees of PPG's Board.

Qualifications and Key Skills: The Board believes Mr. Schneider's extensive knowledge of Cintas through his various management and leadership roles makes his service on the Board extremely beneficial to Cintas.

Ronald W. Tysoe
Age: 73
Director Since: 2008
Independent Director
Board Committees: - Audit Committee (Chair) (financial expert under SEC guidelines) - Nominating and Corporate Governance Committee
Background: Ronald W. Tysoe served as Vice Chairman of Federated Department Stores, Inc. (now known as Macy's Inc.), a clothing and home furnishings company, from April 1990 to October 2006. Mr. Tysoe has previously served as a director of Taubman Centers, Inc. from 2007 to 2020, J. C. Penney Company, Inc. from 2013 to 2020, Canadian Imperial Bank of Commerce from 2004 to 2019, Pzena Investment Management Inc. from 2008 until 2013 and Scripps Networks Interactive, Inc. from 2008 to 2018.
Qualifications and Key Skills: The Board believes that Mr. Tysoe's service as a Vice Chairman of another publicly-traded company, his independent director status and the fact that he is an "audit committee financial expert" under SEC guidelines, given his understanding of accounting and financial reporting, disclosures and controls, make his Board service extremely beneficial to Cintas.

CORPORATE GOVERNANCE
Cintas is a Washington corporation and, therefore, governed by the corporate laws of Washington. Since its stock is publicly traded on the NASDAQ Global Select Market and it files reports with the SEC, it is also subject to the rules of NASDAQ, as well as various provisions of federal securities laws and the Sarbanes-Oxley Act of 2002 (SOX).
Governance of the Company is placed in the hands of the directors who, in turn, elect officers to manage the business operations. The Board oversees the management of Cintas on your behalf. It reviews Cintas' long-term strategic plans and exercises direct decision-making authority in all major decisions, such as significant acquisitions, deconsolidations and the declaration of dividends. The Board also reviews financial and internal controls and management succession plans.
Shareholders may communicate with the full Board or individual directors on matters concerning Cintas by mail or through our website. Such communication should be sent to the attention of the Secretary. Interested persons may communicate directly and confidentially with our non-management directors by writing to D. Brock Denton, 6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio 45262-5737. However, any such communications that are considered to be improper for submission to the intended recipients will not be provided to the directors. Examples of communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate, directly or indirectly, to Cintas' business or communications that relate to improper or irrelevant topics. In addition, please note that the Secretary will not forward communications that are spam, junk mail or mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements.
BOARD'S ROLES AND RESPONSIBILITIES
Leadership Structure
The Board is responsible for evaluating and determining Cintas' leadership structure. Currently, two separate individuals serve in the capacities of Executive Chairman and Chief Executive Officer (CEO), respectively. Mr. Scott D. Farmer was appointed Executive Chairman of the Board in 2021 upon his retirement as CEO, and Mr. Todd M. Schneider transitioned to the position of President and CEO of the Company to replace Mr. Farmer in 2021. Mr. Schneider was also appointed to the Board in 2021. On July 28, 2026, in connection with Cintas' decision to separate the roles of President and CEO, Cintas appointed Mr. James N. Rozakis as President and Chief Operating Officer (COO), effective August 1, 2026. As a result, Mr. Schneider remains as the Company’s CEO and no longer holds the title of President.

Mr. Farmer had been Cintas' CEO since 2003 and Chairman of the Board since fiscal 2017. As Executive Chairman, Mr. Farmer is responsible for presiding over all meetings of the Board and shareholders, setting agendas for Board meetings and providing advice and counsel to Cintas' management regarding Cintas' business and operations. Mr. Schneider has been employed by Cintas since 1989, serving in various management and executive capacities. As CEO, Mr. Schneider is responsible for the general management, oversight, supervision and control of the business and affairs of Cintas and ensuring that all actions and resolutions of the Board are carried into effect. With their many years of experience with Cintas, the Board believes that Mr. Farmer and Mr. Schneider are uniquely qualified to be Cintas' Executive Chairman and CEO, respectively. We believe that this leadership structure is currently the most appropriate for Cintas. The Board also believes that its risk management processes are well-supported by the current Board leadership structure.

In electing the Executive Chairman and appointing the CEO, the Board considers nominees' knowledge of and experience with Cintas and its corporate culture, general industry experience and other executive skills. Our Board recognizes that, depending on the circumstances, leadership models other than the current model might be appropriate. Our corporate governance guidelines provide that the Board selects the Executive Chairman of the Board in the manner that it determines to be in the best interests of Cintas' shareholders.

The Board designates a nonemployee director to serve as the Lead Director to preside over meetings of independent directors, coordinate the activities of the other nonemployee directors, act as liaison among other directors, preside at Board meetings in the absence of the Executive Chairman and to perform such other duties and responsibilities as the Board may determine. The Board has designated Joseph Scaminace as the Lead Director.

Risk Oversight
The entire Board, rather than a separate board committee, oversees Cintas' risk management process. Cintas relies on a comprehensive enterprise risk management (ERM) process to aggregate, monitor, measure and manage risks. The ERM approach is designed to enable the Board to establish a mutual understanding with management of the effectiveness of Cintas' risk management practices and capabilities, to review Cintas' risk exposure and to elevate certain key risks for discussion at the Board level as appropriate.

Our senior management is responsible for identifying, assessing and managing the Company's exposure to risk, and we have established a risk committee which is responsible for overseeing and monitoring our risk strategy and chartering risk mitigation related actions. The risk committee is chaired by the CEO and has broad-based functional representation, including the Deputy General Counsel and Chief Compliance Officer and senior management from Cintas' internal audit, compliance, legal, operations, security and finance areas. The CEO is the only member of the Board on the risk committee.

The risk committee meets frequently, typically two to three times per year. At its meetings, the risk committee discusses risks to Cintas' business (operational, financial and legal), the potential impact to the business and the probability of occurrence in order to determine the best solution and identify the need for resource allocation. This process includes evaluating management's preparedness to respond to the risk if realized. For example, during fiscal 2026, the Board increased dialogue with management regarding acquisitions. In addition, the Board continued its dialogue with management regarding rising costs related to items such as tariffs, inflation and other economic/geopolitical issues, and the reputational, business and financial risks associated with the company's cyber security strategies and protocols.

One risk committee meeting annually focuses entirely on ERM. The risk profiles and current and future mitigating actions are discussed and refined during subsequent meetings with senior management and the CEO. Thereafter, the risk committee presents a comprehensive report to the Board in an interactive session during which the Board has the opportunity to further discuss the risk committee's assessments and conclusions.
Corporate Culture and Strategy
We believe that our culture at Cintas is just as essential as our products and services. Our culture impacts the quality of the employee-partners we hire, the way we communicate and interact with our customers and each other and our performance standards. Our culture is the cornerstone, representing our values, our behaviors, our way of working and how we approach our business, which is strong relationships and a dedication to taking care of one another and our customers. We operate according to the Cintas Code of Conduct and Business Ethics which mandates full compliance with applicable laws and regulations and helps to preserve the integrity of our Company. The Cintas Code of Conduct and Business Ethics can be found under the About - Who We Are page of its website at www.cintas.com/company. The Board has required the adoption of the Cintas Code of Conduct and Business Ethics by directors, officers (including our principal executive officer and principal financial officer) and employee-partners. Cintas intends to post on its website, within four business days after approval, any amendments or waivers to provisions of the Cintas Code of Conduct and Business Ethics for officers or directors in accordance with and if required by applicable law.

The Board engages with management regarding the development of the Company’s corporate strategy by reviewing and approving the annual strategic plan, which presents key initiatives and strategies over the next five years. The Board is provided with regular updates on the Company’s performance against its strategic plan and the progress of strategic initiatives. These actions allow the Board to have an ongoing and open dialogue with management regarding corporate strategy and long-term value creation.

BOARD COMMITTEES AND MEETINGS
The directors have organized themselves into the following standing committees: the Nominating and Corporate Governance Committee, the Audit Committee and the Compensation Committee. These committees are described below and help carry out Board responsibilities. In particular, Board committees work on key issues in greater detail than would be possible at full Board meetings. Each committee reviews the results of its meetings with the full Board. Cintas expects all directors to attend all regularly scheduled Board, committee and shareholder meetings. All of the then presiding directors attended the 2025 Annual Meeting of Shareholders. During fiscal 2026, the Board met on six occasions. Each of Cintas' presiding directors attended 75% or more of the meetings of the Board and committees of which they were a member during fiscal 2026. In addition, the independent directors met in executive session on four occasions during fiscal 2026 without the presence of the non-independent director and management directors. The Lead Director presided over each session.

Each of our three standing committees operates under a written charter approved by the Board. The charters of each of our standing committees are available under the Corporate Governance section on the About – Investor Relations page of our website at www.cintas.com/investors.

The current composition of each Board committee is set forth below:

Director	Nominating and Corporate Governance Committee	Audit Committee	Compensation Committee
Melanie W. Barstad(1)	X		Chair
Beverly Carmichael	X		X
Karen L. Carnahan(2)	X	X
Robert E. Coletti
Scott D. Farmer
Martin Mucci(2)	X	X
Joseph Scaminace	Chair		X
Todd M. Schneider
Ronald W. Tysoe(2)	X	Chair

Meetings in fiscal 2026	2	8	2
___________
(1)     Ms. Barstad is not standing for reelection, and her term will expire at the Annual Meeting.
(2)     Audit committee financial expert under SEC guidelines.
Cintas also has an Executive Committee, which is composed of Joseph Scaminace (Chair), Scott D. Farmer and Robert E. Coletti. The Executive Committee acts for the Board as required between Board meetings. This Committee had no meetings in fiscal 2026, but did take several actions in writing.

Each of the Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee is composed entirely of independent, nonemployee directors, each of whom meets the relevant independence requirements established by NASDAQ and SOX that apply to their particular assignments.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is governed by a written charter adopted by the Board. The Nominating and Corporate Governance Committee is responsible for nominating persons for election as directors at each annual shareholders' meeting, making recommendations for filling any Board vacancies that may arise between meetings due to resignation or other factors and developing and recommending to the Board corporate governance policies and guidelines for Cintas, among other responsibilities. Based on its review, the Nominating and Corporate Governance Committee determines whether Board refreshment is needed in the near future and then identifies nominees who would be valuable assets to our Board and to the Company.

Cintas does not have a formal policy regarding diversity in determining director nominees. However, in nominating directors, the Nominating and Corporate Governance Committee takes into account, among other factors which it may deem appropriate, the judgment, skill, diversity of skills and experiences, business experience and needs of the Board as its function relates to the business of Cintas. The Company values diverse perspectives and experiences when determining director nominees. From time to time, the Nominating and Corporate Governance Committee and the Board have engaged a third-party search firm to assist in identifying potential nominees for our Board.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders in written correspondence directed to the Secretary of Cintas. The Nominating and Corporate Governance Committee does not have specific minimum qualifications that must be met for a candidate to be recommended or nominated as a director and evaluates the qualifications of candidates properly submitted by shareholders on the same basis as those of other director candidates. However, recommendations do not constitute candidate nominations, which must meet our Bylaw requirements, and in no event shall any nomination made by a shareholder be binding on Cintas unless it is made in strict accordance with Cintas' Bylaws as they may be amended from time to time.
Audit Committee
The Audit Committee is governed by a written charter adopted by the Board. Each of Ronald W. Tysoe, Karen L. Carnahan and Martin Mucci have been designated as an Audit Committee financial expert by the Board, and the Board has determined that Mr. Tysoe, Ms. Carnahan and Mr. Mucci satisfy the expertise and audit committee independence standards required by NASDAQ and the SEC.

The Audit Committee is solely responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit Committee also evaluates information received from the independent registered public accounting firm and management to determine whether the registered public accounting firm is independent of management. The independent registered public accounting firm reports directly to the Audit Committee.

The Audit Committee is responsible for oversight of information security matters. The Chief Information Officer (CIO) and Chief Information Security Officer (CISO) provide quarterly updates to the Audit Committee on cyber security matters and annually provide a comprehensive update on the Company’s information security process. This includes status updates on new platforms/systems being implemented, IT Security/Governance (including the Company’s Security Maturity Level), status updates on information security standards and frameworks, such as the National Institute of Standards and Technology (NIST), any prevailing threats to the Company’s systems and IT countermeasures to mitigate the risks from cyber attacks. The Audit Committee monitors a robust information security training and compliance program that is completed annually, including the annual trainings on Information Security Awareness and Payment Card Industry Standards (PCI) Compliance. The Audit Committee oversees the information security insurance policy as well.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Cintas concerning accounting, internal accounting controls or auditing matters and has established procedures for the confidential and anonymous submission by employee-partners of any concerns they may have regarding questionable accounting, auditing or financial matters.

The Audit Committee approves all audit and nonaudit services performed for Cintas by its independent registered public accounting firm prior to the time that those services are commenced. The Audit Committee Chair also has the authority to approve these services between regularly scheduled meetings. In this event, the Audit Committee Chair reports approvals made by him to the full Committee at each of its meetings. For these purposes, the Audit Committee, or its Chair, is provided with information as to the nature, extent and purpose of each proposed service, as well as the approximate time frame and proposed cost arrangements for that service.
Compensation Committee
The Compensation Committee is governed by a written charter adopted by the Board. In discharging the responsibilities of the Board relating to compensation of Cintas' CEO and other senior executive officers, the purposes of the Compensation Committee are, among others, (i) to review and approve the compensation of Cintas' CEO and other senior executive officers and (ii) to oversee the compensation policies and practices of Cintas, including adopting, administering and approving Cintas' incentive compensation and stock plans and awards (and amendments to the plans or awards) and performing such duties and responsibilities as may be assigned under the terms of any executive compensation plan, incentive compensation plan or equity-based plan. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as the Compensation Committee may deem appropriate in its sole discretion. In fiscal 2026, the Compensation Committee believes it reviewed the necessary resources available to survey the compensation practices of Cintas' peers and keep abreast of compensation developments in the marketplace.

The Compensation Committee periodically reviews the compensation practices and policies that apply to all Cintas employee-partners to determine whether such practices and policies are reasonably likely to have a material adverse effect on Cintas. As part of the Compensation Committee’s on-going process, the Compensation Committee, with the assistance of Cintas’ human resources, finance and legal departments, conducted an assessment of these compensation practices and policies and determined that they do not create risks that are reasonably likely to have a material adverse effect on Cintas. Among the areas the Compensation Committee considered in determining that Cintas’ compensation practices and policies do not pose a material risk to Cintas included Cintas' compensation philosophy, compensation plan design (balanced pay mix, weightings of measures, performance targets and annual and long-term incentives) and compensation plan governance and oversight (selection of performance targets, stock ownership requirements, claw-back policy and hedging policy).

Cintas' executive compensation policies are designed to support the corporate objective of exceeding our customers' expectations to maximize the long-term value of Cintas for its shareholders and employee-partners. To achieve this objective, the Compensation Committee believes it is important to provide competitive levels of compensation to attract and retain the most qualified employee-partners, to recognize individuals who exceed expectations and to closely link executive compensation with corporate performance. Cintas, with the Compensation Committee's oversight, uses short and long-term incentive and equity compensation plans to promote the achievement of company objectives.

The Compensation Committee processes and procedures for the consideration and determination of executive and director compensation, including the role of executive officers in determining or recommending the amount or form of executive compensation, are discussed in the Executive Compensation section.
Compensation Committee Interlocks and Insider Participation
None of the members of the Compensation Committee during fiscal 2026, listed above, has ever been an officer or employee-partner of Cintas, nor has any member been an executive officer of another entity at which one of our executive officers serves on the Board. No executive officer of Cintas serves (or served at any time during fiscal 2026) as a director or as a member of a committee of any company of which any of Cintas' nonemployee directors are executive officers.

NONEMPLOYEE DIRECTOR
COMPENSATION FOR FISCAL 2026

We maintain a nonemployee director compensation program pursuant to which our nonemployee directors are eligible to receive annual cash retainers and annual equity grants for their service on the Board and committees thereof. The annual cash fees for directors who are not employees of Cintas for fiscal 2026 were as follows:

Cash Compensation Element	Cash Compensation Program for Fiscal 2026 ($)

Annual retainer	100,000
Nominating and Corporate Governance Committee chair	45,000
Audit Committee chair	35,000
Audit Committee member	15,000
Compensation Committee chair	27,500
Compensation Committee member	12,500
The retainer fees are paid in quarterly installments. Nonemployee directors serving on a committee receive either the applicable chair fee or the member fee, but not both. All independent members of the Board serve on the Nominating and Corporate Governance Committee, and that member fee is included as part of their Annual Retainer. It is Cintas' practice that the Lead Director chair the Nominating and Corporate Governance Committee. Directors are also reimbursed for reasonable out-of-pocket travel expenses incurred in connection with attendance at Board or committee meetings. Directors who are employees of Cintas are not separately compensated for serving as directors.

In addition, for fiscal 2026, upon annual election or appointment to the Board, nonemployee directors received restricted stock valued at approximately $92,500 based on the closing market price of Cintas common stock on the date of the grant, plus options to purchase Cintas common stock valued at approximately $92,500 based on the fair value of these options estimated at the date of the grant using a Black-Scholes option-pricing model. The value of the grants is prorated for nonemployee directors appointed to the Board following the commencement of the applicable fiscal year. Each nonemployee director serving as of the 2025 Annual Meeting of Shareholders was granted 503 shares of restricted stock and options to purchase 1,694 shares of Cintas common stock at an exercise price equal to the closing market price on the date of grant of October 29, 2025 ($183.90). Both restricted stock awards and stock options granted to nonemployee directors generally vest in full on the first anniversary of the grant. Under the Cintas Corporation 2016 Amended and Restated Equity and Incentive Compensation Plan (Amended 2016 Plan), no nonemployee director may be granted, in any one calendar year, awards under the Amended 2016 Plan having an aggregate maximum grant date value in excess of $500,000.

Pursuant to the Company's Amended and Restated Directors' Deferred Compensation Plan (Director Deferred Plan), nonemployee directors may elect to defer all or part of their cash compensation (in increments of 10% of compensation) into Cintas common stock equivalents (phantom stock units), including the accrual of dividend equivalents or into a deferred cash account that earns interest at a rate equal to that for one-year U.S. treasury bills, determined as of the preceding December 31, increased by 100 basis points. Deferred fees are payable either in a lump sum or in 12 to 120 monthly installments commencing as soon as practicable after the first day of the month following the nonemployee director's separation from service.

FISCAL 2026 DIRECTOR
COMPENSATION TABLE
The following table details fiscal 2026 compensation paid to nonemployee directors:

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Total ($)

Melanie W. Barstad	127,500	92,502	92,543	312,545
Beverly K. Carmichael	112,500	92,502	92,543	297,545
Karen L. Carnahan	115,000	92,502	92,543	300,045
Robert E. Coletti	100,000	92,502	92,543	285,045
Martin Mucci	115,000	92,502	92,543	300,045
Joseph Scaminace	155,000	92,502	92,543	340,045
Ronald W. Tysoe	135,000	92,502	92,543	320,045
___________
(1)Represents the amount of cash compensation earned in fiscal 2026 for Board and committee service. A nonemployee director may choose to have all or part of their cash compensation deferred under the Director Deferred Plan and deemed to be invested in Cintas phantom stock units or one-year U.S. treasury bills plus 100 basis points. The nonemployee directors who invested in Cintas phantom stock units would experience gains or losses equal to those experienced by any other shareholder who invested like money in Cintas stock at the same time during fiscal 2026. Each of Ms. Barstad, Ms. Carnahan and Mr. Coletti chose to receive all or a portion of their fees in Cintas phantom stock units as described above. Ms. Barstad received 656 phantom stock units, Ms. Carnahan received 592 phantom stock units and Mr. Coletti received 515 phantom stock units.
(2)The amounts reported for restricted stock and stock options represent the aggregate grant date fair values of awards granted during the fiscal year calculated in accordance with the stock-based compensation accounting rules set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (ASC 718). For more information on the assumptions used, see Note 12 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended May 31, 2026.

Outstanding restricted stock awards and option awards for each nonemployee director at May 31, 2026 are as follows:

Name	Shares of Restricted Stock Outstanding (#)	Options Outstanding (#)

Melanie W. Barstad	503	49,559
Beverly K. Carmichael	503	4,563
Karen L. Carnahan	503	24,023
Robert E. Coletti	503	39,011
Martin Mucci	503	6,715
Joseph Scaminace	503	39,011
Ronald W. Tysoe	503	44,059

Stock Ownership Guidelines
The Compensation Committee believes that Cintas' nonemployee directors should own particular amounts of shares of common stock to align their long-term objective of managing Cintas with the interests of Cintas' shareholders. The Compensation Committee has adopted a stock ownership requirement for the nonemployee directors. Each nonemployee director is required to maintain a minimum equity stake in Cintas stock equivalent to five times the annual cash retainer.
The guidelines are assessed annually and are determined based on the current market practice and utilizing the cash retainer and closing common stock price on the last day of the fiscal year. All newly appointed directors will have five years from the time of appointment to achieve the minimum ownership requirement. Currently, all directors are in compliance with their ownership requirements.
For purposes of these requirements, stock ownership includes: (i) stock held outright by the nonemployee director (or their spouse or dependents); (ii) stock held in an individual brokerage account; (iii) restricted stock; and (iv) stock obtained through stock option exercise. Exceptions to these stock ownership requirements may be made at the discretion of the Compensation Committee if compliance would create a severe hardship.

Insider Trading Policy
The Company has adopted an Insider Trading Policy governing the purchase, sale and/or other dispositions of the Company’s securities by our directors, officers, employees and other covered persons that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. It is also the policy of the Company that the Company will not engage in transactions in Company securities, or adopt any securities repurchase plans, while in possession of material non-public information relating to the Company or its securities other than in compliance with applicable law, subject to the policies and procedures adopted by the Company. A copy of our Insider Trading Policy is filed as Exhibit 19 to our Form 10-K for the fiscal year ended May 31, 2026.

Anti-Hedging Policy
Pursuant to our Insider Trading Policy, we have prohibited our directors from purchasing any financial instrument or engaging in any other transaction, such as a zero-cost collar or a forward sale contract, that is designed to hedge or offset any decrease or increase in the market value of Cintas securities. Our Insider Trading Policy also prohibits our directors from participating in short sales of Cintas securities and from participating in a transaction involving options, such as puts, calls or other derivative securities, involving Cintas securities, unless approved in advance by our Executive Chairman of the Board and CEO in connection with a planned retirement from Cintas. Such prohibitions apply to Cintas securities granted to the directors as part of compensation or otherwise held, directly or indirectly, by each director. Currently, all directors are in compliance with this anti-hedging policy.

COMPENSATION MATTERS
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on the review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Cintas' Proxy Statement and Annual Report on Form 10-K for the fiscal year ended May 31, 2026.
Committee Members: Melanie W. Barstad (Chair), Beverly K. Carmichael and Joseph Scaminace

EXECUTIVE COMPENSATION
Executive Officers
The following individuals currently serve as executive officers of the Company:

Name	Current Title
Todd M. Schneider(1)(2)	Chief Executive Officer
Scott D. Farmer(1)	Executive Chairman of the Board
James N. Rozakis(3)(4)	President and Chief Operating Officer
Scott A. Garula(3)	Executive Vice President and Chief Financial Officer
D. Brock Denton(3)(5)	Executive Vice President, Secretary and General Counsel
___________
(1)For biographical information about Mr. Schneider and Mr. Farmer, see "Election of Directors."
(2)As a result of an internal corporate realignment, effective August 1, 2026, Mr. Schneider's title was adjusted from President and CEO to CEO.
(3)Current non-director executive officer.
(4)As a result of the internal corporate realignment, effective August 1, 2026, Mr. Rozakis was promoted from Executive Vice President and COO to President and COO.
(5)As a result of the internal corporate realignment, effective August 1, 2026, Mr. Denton's title was promoted from Senior Vice President, Secretary and General Counsel to Executive Vice President, Secretary and General Counsel.
Our current non-director executive officer biographical information is as follows:
Scott A. Garula, 55, joined Cintas in 1996. He has held various positions within Cintas, including Accounting Manager, Controller for First Aid and Safety, General Manager, Regional Business Director and Vice President. In 2008, Mr. Garula was promoted to President and COO of First Aid, Safety and Fire Protection Division where he served eight years before being promoted to Senior Vice President of the Rental Division's Southern Territory in 2016. In June 2023, Mr. Garula was promoted to President and COO, Rental Division, a position he held until May 2025. Mr. Garula was promoted to Executive Vice President and Chief Financial Officer (CFO) in June 2025. He is responsible for finance and accounting, and corporate development.
James N. Rozakis, 48, joined Cintas in 1999. He has held various positions within Cintas during his tenure. In June 2016, Mr. Rozakis became Senior Vice President, Rental Division until June 2020, when he was promoted to President and COO of the Rental Division of the Company. In June 2023, Mr. Rozakis was appointed Executive Vice President and COO of the Company. In August 2026, Mr. Rozakis was promoted to President and COO. Mr. Rozakis is responsible for all business divisions.
D. Brock Denton, 51, joined Cintas in June 2021 and began serving as Senior Vice President, Secretary and General Counsel in August 2021. In July 2026, Mr. Denton's title was changed to Executive Vice President, Secretary and General Counsel. Prior to joining Cintas, Mr. Denton was an associate from 1999 to 2007 and a partner from 2007 to 2021 at KMK Law, where he served as Cintas' lead outside counsel and led the Business Representation and Transaction Group that handles all aspects of corporate law, with an emphasis on mergers and acquisitions. Mr. Denton is responsible for health and safety, corporate affairs, risk management, corporate facilities, legal and compliance.

COMPENSATION DISCUSSION AND ANALYSIS

This section discusses and analyzes the compensation awarded to, earned by or paid to Cintas' NEOs, as set forth in the Fiscal 2026 Summary Compensation Table and other executive compensation tables and narratives contained in this proxy statement. It also discusses the principles underlying our compensation policies and decisions. For fiscal 2026, each of the Company's executive officers was a named executive officer (NEO).

Overview of Compensation Program
The Compensation Committee oversees the compensation programs of Cintas, with particular attention to the compensation for its CEO and the other executive officers. It is the responsibility of the Compensation Committee to review and approve, or, as the case may be, recommend to the Board for approval, changes to Cintas' compensation policies and benefit plans and to administer Cintas' stock plans, including recommending and approving stock-based awards to executive officers. The Compensation Committee also works to help ensure that Cintas' compensation philosophy is consistent with the best interests of Cintas and its shareholders and is properly implemented and monitored. Generally, the types of compensation and benefits provided to all executive officers are similar.

The day-to-day administration of savings plans, profit sharing plans, stock plans, health, welfare and paid-time-off plans and policies applicable to employee-partners in general is handled by Cintas' human resources, finance and legal department employee-partners. The responsibility for certain fundamental changes outside the day-to-day requirements necessary to maintain these plans and policies belongs to the Compensation Committee.
Compensation Philosophy and Objectives
The primary focus of our executive compensation program is to support the corporate objective of maximizing the long-term value for our shareholders and employee-partners by exceeding our customers' expectations. We also strive to provide a competitive level of total compensation to all of our employee-partners, including the executive officers, that attracts and retains talented and experienced individuals and that motivates them to contribute to Cintas' short-term and long-term success.

Our incentive compensation program is designed to reward both individual and team performance, measured by overall Cintas results and individual achievement. In designing the incentive compensation program for fiscal 2026, the Compensation Committee focused on utilizing financial performance measures that are key drivers of our business and that compensate our NEOs for the execution of our strategic plan, which is intended to create shareholder value. The overall incentive compensation arrangements for our CEO, Mr. Schneider and our President and COO, Mr. Rozakis, were generally based on Cintas' diluted EPS, Cintas' growth in sales and the accomplishment of certain non-financial goals (as described below). The overall incentive compensation arrangements for our Executive Vice President and CFO, Mr. Garula and our Executive Vice President, Secretary and General Counsel, Mr. Denton, were generally based on Cintas' diluted EPS, Cintas' growth in sales and achievement of individual performance. For fiscal 2026, there was no incentive-based compensation arrangement for Executive Chairman, Mr. Farmer, with his compensation being more aligned with his responsibilities as the Executive Chairman of the Board, as described in more detail below.

The disclosures and compensation data tracking in this compensation discussion and analysis section primarily reflect our executive compensation program for the fiscal year ended May 31, 2026; however, as part of the Board's ongoing corporate governance, specifically the corporate realignment, effective August 2026, Mr. Schneider serves as our CEO, Mr. Rozakis serves as our President and COO, and Mr. Denton serves as our Executive Vice President, Secretary and General Counsel.

Compensation Decision-Making Process
The Compensation Committee determines the compensation for the executive officers based on recommendations made by management as discussed below. Annually, the Compensation Committee conducts a job evaluation for each NEO, which includes a review of the job duties and a market analysis of executive compensation plans. The analysis focuses on a peer group of companies, as well as published general industry survey data by revenue size. The Compensation Committee evaluates base salary, annual cash incentives and long-term compensation. We believe that our NEOs' target compensation is competitive with the total target compensation of comparable NEOs in our market analysis.

Based on the market analysis and individual performance, the Senior Vice President of Human Resources makes a recommendation to the Compensation Committee on all the NEOs' base salary, annual cash incentive target and annual long-term compensation target for the upcoming fiscal year.

In October 2025, and at various meetings held during the remainder of fiscal 2026, the Board reviewed the results of our 2025 "say-on-pay" vote, in which approximately 95% of the votes cast approved of our NEOs' compensation. In addition, after taking into consideration the strong support for our executive compensation program reflected in the 2025 say-on-pay results, the Compensation Committee decided to generally continue to apply the same philosophy, compensation objectives and governing principles as it used for fiscal 2025 when making subsequent decisions regarding NEO compensation. The Compensation Committee believes the voting results again demonstrate significant support for our NEO pay program and did not make any changes to the fiscal 2026 program specifically in response to the 2025 say-on-pay results. The Compensation Committee has, however, continued to monitor the voting policies of our institutional shareholders and their advisors since last year, as well as reviewed the overall program to seek to ensure it achieves the designed goal as set forth in "Compensation Philosophy and Objectives" above and will continue to take those voting policies and the effectiveness of the program into account when considering changes to our executive compensation program.

Key Elements of Compensation
The following table summarizes the key fiscal 2026 compensation program elements for our NEOs. Each of these key elements of compensation is described and analyzed in more detail on the following pages.

Element	Form of Compensation	Purpose

Base Salaries	Cash	Provides competitive, fixed compensation to attract and retain exceptional executive talent
Annual Cash Incentives	Cash	Provides a variable financial incentive to achieve corporate and individual goals
Long-Term Equity Incentives	Non-qualified stock options and/or restricted stock	Encourages, under the terms of Cintas' equity plan, NEOs to build and maintain a long-term equity ownership position in Cintas so that their interests are aligned with our shareholders
Health, Retirement and Other Benefits	Eligibility to participate in benefit plans generally available to our employee-partners, including the Cintas Partners' Plan contributions (described below), health, life insurance and disability plans, our Deferred Compensation Plan (described below), and certain perquisites	Benefit plans are generally part of a broad-based employee benefits program. The Deferred Compensation Plan and perquisites provide competitive benefits to our NEOs

We believe that each element of our compensation program plays a substantial role in maximizing long-term value for our shareholders and employee-partners because of the significant emphasis on pay-for-performance principles. Generally, a substantial portion of an NEO's total compensation is based on Cintas' results and the NEO's individual achievements. As a result, Cintas' performance has a significant effect on the amount of compensation realized by the NEOs. The percentages of fiscal 2026 compensation for our CEO and the average of all other NEOs, as reported in the Fiscal 2026 Summary Compensation Table (excluding Mr. Farmer who had a different compensation structure that was not incentive based), are shown in the following charts:

Executive Chairman Compensation
Beginning in fiscal 2025, the Compensation Committee determined to redesign Mr. Farmer’s compensation to better align with his role as an Executive Chairman. As a result, the Compensation Committee increased his base salary, determined that Mr. Farmer would not participate in the Management Incentive Plan and determined that Mr. Farmer’s equity awards would no longer be based on the achievement of certain corporate performance goals, but rather, would align with the annual retainer of the Board and he would receive an annual equity award in the form of restricted stock, which generally vests three years from the date of the grant. Mr. Farmer's base salary for fiscal 2026 was $750,000, the same as fiscal 2025, and on August 10, 2026, Mr. Farmer was awarded 830 shares of restricted stock as his long-term equity award, valued at approximately $185,000 based on the closing market price of our common stock on the date of grant. Mr. Farmer remains eligible to participate in our health, welfare and retirement programs in the same manner as other executive officers.

The following descriptions of the key elements of compensation describe the program as applicable to our NEOs, other than Mr. Farmer.

Base Salaries
The Compensation Committee annually reviews the base salaries of our NEOs. The Compensation Committee also reviews an NEO's base salary whenever there is a change in that NEO's job responsibilities. The factors that influence base salary decisions are level and scope of responsibility, salary offered by comparably sized companies, overall performance of the individual and overall performance of Cintas.

The fiscal 2026 base salaries approved by the Compensation Committee for our NEOs were as follows:

Name	Base Salary	Increase vs. the Prior Fiscal Year

Todd M. Schneider	$1,153,067	3.5%
Scott A. Garula	$650,000	N/A(1)
James N. Rozakis	$800,000	18.5%(2)
D. Brock Denton	$579,318	3.5%
(1) Mr. Garula was promoted to Executive Vice President and Chief Financial Officer of Cintas on June 1, 2025, and was not considered an NEO in the prior fiscal year.
(2) The increase in base salary over the prior year for Mr. Rozakis was due to a market adjustment for his respective position and experience compared to similar positions in the market for companies with revenue between $10 billion and $20 billion, as well as our peer group of companies with median revenue of $12 billion.

Annual Cash Incentives
The Compensation Committee strongly believes that variable annual cash incentives provide a direct financial incentive for NEOs to achieve corporate and individual goals, which are strategically aligned with enhancing shareholder value. Near the beginning of each fiscal year, the Compensation Committee establishes an annual cash incentive target for each participating NEO based on certain financial goals and non-financial performance.

The performance components and targets were derived from the operating plans for Cintas for fiscal 2026 and represent goals for that year that the Compensation Committee believed would be challenging for Cintas, yet achievable if senior and operating management met or surpassed their business unit goals and objectives.

The Compensation Committee currently anticipates that performance components and targets similar to those described below will be utilized in fiscal 2027 because these objectives are key drivers of our long-term growth and creation of shareholder value. However, the Compensation Committee reserves the right to determine on an ongoing basis the performance components and targets it will use in developing the performance-based portion of the NEOs' compensation.

For fiscal 2026, the Compensation Committee approved a total incentive compensation plan for each of Mr. Schneider and Mr. Rozakis. The aggregate amount of annual cash incentive for fiscal 2026 that could be earned by each of Mr. Schneider and Mr. Rozakis was based on the financial objectives of fiscal 2026 diluted EPS and fiscal 2026 sales growth and certain non-financial goals. The diluted EPS and sales growth goals were established with reference to the operating plans for Cintas for fiscal 2026. The diluted EPS goals for all participants for fiscal 2026 were identical. Mr. Schneider's non-financial goals related to safety, corporate development, asset capacity utilization and leadership development matters. The non-financial goals for Mr. Rozakis related to safety, software implementation, cross-functional business organization establishment and sales strategy.

Based upon the overall achievement of these objectives, each of Mr. Schneider and Mr. Rozakis could earn from 0% to a maximum of 185% of the target annual cash incentive (with the maximum for each officer reflecting 200% of the portion of the award related to diluted EPS and sales growth and 100% of the portion of the award related to non-financial goals).

The following table summarizes the annual cash incentive target awards and performance criteria (including percentage weightings) that were reviewed and approved by the Compensation Committee:

Name	Target Annual Cash Incentive Target	Diluted EPS Component	Sales Growth Component	Non-Financial Component	Increase in Target Award vs. the Prior Fiscal Year

Todd M. Schneider	$2,046,933	42.5%	42.5%	15.0%	22.5%
James N. Rozakis	$1,060,000	42.5%	42.5%	15.0%	18.5%
The increases in target incentive award over the prior year for both Mr. Schneider and Mr. Rozakis were due to market adjustments for their respective positions and experience compared to similar positions in the market for companies with revenue between $10 billion and $20 billion, as well as our peer group of companies with median revenue of $12 billion.

Under the Management Incentive Plan, annual cash incentive calculations for achievement of financial goals are based on actual results, subject to adjustment at the discretion of the Compensation Committee to exclude non-recurring or unusual items that are not operational, such as accounting principle changes or revenue from an acquisition that was not in the business plan. No such special adjustments were made to the fiscal 2026 results.

The potential annual cash incentive payout percentage multiplier for each component of Mr. Schneider's and Mr. Rozakis' target annual cash incentive is provided in the following tables (for each participating NEO, annual cash incentive payouts were designed to be interpolated on a straight-line basis, based on actual achievement between the levels of achievement established for the diluted EPS and sales growth components of the annual cash incentives):

Diluted EPS Component Level of Achievement	Diluted EPS Goals	Annual Cash Incentive Payout

Below Threshold	<$4.48	0%
Threshold	$4.48	25%
Target	$4.72	100%
Maximum	$5.05	200%

Sales Growth Component Level of Achievement	Sales Growth Goals (% Growth Over Prior Fiscal Year)	Annual Cash Incentive Payout

Below Threshold	<5.9%	0%
Threshold	5.9%	25%
Target	7.4%	100%
Maximum	10.4%	200%

Non-Financial Component Level of Achievement	Annual Cash Incentive Payout
Does Not Meet Goals	0%
Meets Most Goals	25%
Meets Goals	100%

The Grants of Plan-Based Awards for Fiscal 2026 table outlines estimated possible payouts under these non-equity incentive plan awards. Based on Cintas' adjusted diluted EPS and sales growth for fiscal 2026, Mr. Schneider and Mr. Rozakis earned an annual cash incentive payout of $2,766,430 and $1,432,590, respectively. The fiscal 2026 adjusted diluted EPS achievement for incentive plan calculation purposes was determined to be $4.94, which differs from the Company's reported diluted EPS of $4.91 because it takes into consideration the non-recurring or unusual financial impacts that occurred during the fiscal year for acquisition-related transaction expenses. This adjusted diluted EPS figure is between the "Target" and "Maximum" that could have been achieved. Sales growth achievement for fiscal 2026 incentive plan calculation purposes was determined to be 8.9%. This sales growth figure is between the "Target" and "Maximum" that could have been achieved. Mr. Schneider and Mr. Rozakis received $307,040 and $159,000, respectively, based on the performance of their non-financial goals outlined above. The individual performance level for both Mr. Schneider and Mr. Rozakis was "Meets Goals." This resulted in a total annual cash incentive payment for Mr. Schneider and Mr. Rozakis of $3,073,470 and $1,591,590, respectively.

For fiscal 2026, the Compensation Committee also approved total incentive compensation plans for each of Mr. Garula and Mr. Denton. The aggregate amount of annual cash incentive payout that could be earned for fiscal 2026 by each of Mr. Garula and Mr. Denton was designed to be based on the sum of that NEO's earned incentive for the fiscal 2026 diluted EPS component and the individual performance component (consisting of an overall subjective performance evaluation rather than performance against specified individual performance goals). Based upon overall performance, the eligible NEOs could earn from 0% to a maximum of 200% of the annual cash incentive target.

The following table summarizes the annual cash incentive target awards and performance criteria (including percentage weightings) that were reviewed and approved by the Compensation Committee:

Name	Annual Cash Incentive Target	Diluted EPS Component	Individual Performance Component	Increase in Target Award vs. the Prior Fiscal Year

Scott A. Garula	$620,100	50%	50%	N/A(1)
D. Brock Denton	$491,261	50%	50%	10.4%(2)

(1) Mr. Garula was promoted to Executive Vice President and Chief Financial Officer of Cintas on June 1, 2025, and was not considered an NEO in the prior fiscal year.
(2) The increases in target incentive award over the prior year for Mr. Denton was due to market adjustments for his position and experience compared to similar positions in the market for companies with revenue between $10 billion and $20 billion, as well as our peer group of companies with median revenue of $12 billion.

The potential annual cash incentive payout percentage multiplier for the diluted EPS component of Mr. Garula's and Mr. Denton's target annual cash incentive was the same as for Mr. Schneider and Mr. Rozakis. The potential annual cash incentive payout percentage multiplier for the individual performance component of Mr. Garula's and Mr. Denton's target annual cash incentive is provided in the following table:

Individual Performance Component Level of Achievement	Annual Cash Incentive Payout
Does Not Meet Goals	0%
Meets Most Goals	50%
Meets Goals	100%
Exceeds Goals	150%
Outstanding Achievement	200%

The Grants of Plan-Based Awards for Fiscal 2026 table outlines estimated possible payouts under these non-equity incentive plan awards. As presented to and approved by the Compensation Committee, the actual annual cash incentive payments earned for fiscal 2026 as reflected in the Fiscal 2026 Summary Compensation Table are as follows: Mr. Garula earned a fiscal 2026 annual cash incentive award of $1,105,845 which reflected an individual performance level between "Exceeds Goals" and "Outstanding Achievement." Mr. Denton earned a fiscal 2026 annual cash incentive award of $900,646 which reflected an individual performance level of "Outstanding Achievement." Fiscal 2026 adjusted diluted EPS was achieved between the "Target" and the "Maximum" level, as disclosed above.

Long-Term Equity Incentives
The Compensation Committee believes that long-term equity incentives are a critical component of the overall compensation strategy, designed to align the interests of our NEOs with sustained, long-term shareholder value creation. Our long-term equity incentive compensation program is comprised of annual, performance-based opportunities to earn non-qualified stock options and/or restricted stock. With respect to the participating NEOs, these awards are made pursuant to Compensation Committee decisions substantially along lines as described above for the Management Incentive Plan. The purpose of such awards is to incentivize NEOs to profitably grow Cintas' long-term business objectives and encourage NEOs to build and maintain a long-term equity ownership position in Cintas so that their interests are aligned with those of our shareholders.

The following table summarizes the fiscal 2026 annual long-term equity incentive target award opportunities and performance criteria (including percentage weightings) that were reviewed and approved by the Compensation Committee when determining such target award opportunities:

Name	Annual Long-Term Equity Incentive Target Award	Diluted EPS Component	Sales Growth Component

Todd M. Schneider	$7,888,917	50%	50%
Scott D. Farmer	$—	—	—
Scott A. Garula	$1,456,515	50%	50%
James N. Rozakis(1)	$2,912,882	50%	50%
D. Brock Denton	$1,456,473	50%	50%
(1)The increase in the annual long-term equity incentive target award over the prior year for Mr. Rozakis was due to a market adjustment for his respective position and experience compared to similar positions in the market for companies with revenue between $10 billion and $20 billion, as well as our peer group of companies with median revenue of $12 billion

As determined by the Compensation Committee, with consideration that Mr. Schneider and Mr. Garula are over the age of 55, Mr. Schneider and Mr. Garula received their long-term incentive award for fiscal 2026 entirely in restricted stock, and Mr. Rozakis and Mr. Denton received 50% of their award in stock options and 50% of their award in restricted stock.

The following information provides more detail with respect to the target award percentage multiplier tied to each milestone level of achievement.

The diluted EPS component for all eligible NEOs was considered by the Compensation Committee on the following basis:

Diluted EPS Component Level of Achievement	Diluted EPS Goals	Equity Award

Below Threshold	<$4.48	0%
Threshold	$4.48	50%
Target	$4.72	100%
Maximum	$5.05	200%

The sales growth component for all eligible NEOs was considered by the Compensation Committee on the following basis:

Sales Growth Component Level of Achievement	Sales Growth Goals (% Growth Over Prior Fiscal Year)	Equity Award

Below Threshold	<5.9%	0%
Threshold	5.9%	50%
Target	7.4%	100%
Maximum	10.4%	200%

The factors that influence the determination of equity grant targets include level of responsibility, market compensation analysis, overall performance of the individual and the strategic impact of their role within Cintas. The Compensation Committee reviewed and approved the targets at the beginning of the fiscal year, and the actual award payout was granted based upon that NEO's performance compared to the targets. Based upon performance, the eligible NEOs could be awarded from 0% to a maximum of 200% of their target fiscal 2026 long-term incentive awards.

On August 10, 2026, Mr. Rozakis and Mr. Denton were awarded 35,995 and 17,999 non-qualified stock options, respectively, under the Amended 2016 Plan, based on fiscal 2026 adjusted diluted EPS (between "Target" and "Maximum") and fiscal 2026 sales growth achievements (between "Target" and "Maximum"), as outlined under the Annual Cash Incentives section above.

On August 10, 2026, Mr. Schneider, Mr. Rozakis, Mr. Garula and Mr. Denton were awarded 57,944, 10,695, 10,695 and 5,348 shares of restricted stock, respectively, under the Amended 2016 Plan based on fiscal 2026 adjusted diluted EPS (between “Target” and “Maximum”) and fiscal 2026 sales growth achievements (between “Target” and “Maximum”), as outlined under the Annual Cash Incentives section above. These shares were awarded as Mr. Schneider's and Mr. Garula's long-term equity awards.

In accordance with the Amended 2016 Plan, stock option awards have an exercise price equal to the closing stock price on the grant date of the award. As a result, stock options awarded to the NEOs increase in value only if the market price of the common stock increases. Stock options generally vest at a rate of 33% per year, beginning on the third anniversary of the date of grant and ending on the fifth anniversary of the date of grant. Restricted stock for NEOs generally vests three years from the date of grant.

Health, Retirement and Other Benefits
Cintas' benefits program includes retirement plans and group insurance plans. The objective of our group insurance plans is to provide our executive officers with reasonable and competitive levels of protection from events which could interrupt the executive officer's employment and/or income received as an active employee-partner.

The retirement plans offered to executive officers include Cintas' Partners' Plan and the Deferred Compensation Plan. The Partners' Plan is a noncontributory employee stock ownership plan and profit-sharing plan with a 401(k) savings feature which covers substantially all employee-partners. The Deferred Compensation Plan is discussed in more detail in the Nonqualified Deferred Compensation for Fiscal 2026 table of this proxy statement, and its accompanying narrative and footnotes.

Executive perquisites are kept by the Compensation Committee to a minimal level and do not play a significant role in executive compensation. For the NEOs in fiscal 2026, executive perquisites consisted of automobile allowances, executive medical program participation, including spousal coverage, and, for Mr. Farmer only, financial planning fees. These benefits and their incremental cost to Cintas are described in the Fiscal 2026 Summary Compensation Table and its footnotes. The Compensation Committee believes these perquisites to be reasonable, comparable with peer companies and consistent with Cintas' overall compensation practices.

Stock Ownership Guidelines
The Compensation Committee believes that Cintas' NEOs should own particular amounts of shares of stock to align their long-term objective of managing Cintas with the interests of Cintas' shareholders. The Compensation Committee has adopted a stock ownership requirement for the NEOs. Each continuing NEO is required to maintain a minimum equity stake in Cintas stock based on the applicable job position. The following table shows the stock ownership requirements for the NEOs:

Officer	Minimum Ownership Requirement (Multiple of Base Salary)

Chief Executive Officer	6x
All other executive officers	3x

The guidelines are assessed annually and are determined based on the current market practice and utilizing the respective NEO's base salary and closing stock price on the last day of the fiscal year. The NEOs are notified about their ownership requirements annually. All newly hired or promoted NEOs will have seven years from the time of hiring or promotion to achieve the minimum ownership requirement. Currently, all continuing NEOs are in compliance with their ownership requirements (or are within the initial achievement window for such compliance).

For purposes of these requirements, stock ownership includes: (i) stock held outright by the NEO (or his spouse or dependents); (ii) stock held beneficially through the Partners' Plan; (iii) stock held in an individual brokerage account; (iv) restricted stock; and (v) stock obtained through stock option exercise. Failure to meet or to show sustained progress toward meeting the ownership requirements may result in a reduction in future annual and/or long-term cash incentive payouts in the form of stock. Exceptions to these stock ownership requirements may be made at the discretion of the Compensation Committee if compliance would create a severe hardship.

Anti-Hedging Policy
Pursuant to our Insider Trading Policy, we have prohibited certain employee-partners, including our officers, from purchasing any financial instrument or engaging in any other transaction, such as a zero-cost collar or a forward sale contract, that is designed to hedge or offset any decrease or increase in the market value of Cintas securities. Our Insider Trading Policy also prohibits our officers from participating in short sales of Cintas securities and from participating in a transaction involving options, such as puts, calls or other derivative securities, involving Cintas securities, unless approved in advance by our CEO in connection with a planned retirement from Cintas. Such prohibitions apply to Cintas securities granted to the employee-partners as part of compensation or otherwise held, directly or indirectly, by the employee-partner. Currently, all NEOs are in compliance with this anti-hedging policy.

Employment, Severance and Change in Control Agreements
Cintas has not entered into any employment or severance agreements with any of its NEOs that provide for payments upon a termination of employment or in connection with a change in control. Upon a termination of employment other than for "cause", Cintas has a practice of providing severance in exchange for a release of claims. Cintas has no policy regarding change in control agreements. For a further discussion on these topics, please see the Potential Payments Upon Termination, Retirement or Change in Control section of this proxy statement.

Recovery of Prior Awards
The Board has adopted Cintas’ Compensation Recoupment Policy (Recoupment Clawback Policy) in accordance with Rule 10D-1 under the Exchange Act. Under Cintas’ Recoupment Clawback Policy, our Compensation Committee will, to the extent permitted by law, recoup any incentive compensation (cash and equity) received by Cintas’ executive officers, in the event of a restatement of financial-based measures (regardless of whether detrimental conduct has occurred). In the case of a restatement of financial-based measures, the Board will reasonably promptly recover the amount by which the incentive compensation received exceeds the amount that would have been received if the error had not been made within three years preceding the date on which the Board determines that the financial measure contains a material error.

Following a material restatement or adjustment of our financial statements, the compensation subject to clawback is the amount in excess of what would have been awarded based on the corrected performance measures, calculated on a pre-tax basis. If the financial reporting measure applicable to the incentive or equity-based compensation is a stock price or total shareholder return (TSR) measure, the Board has broad authority to estimate the effect of the financial restatement on our share price in calculating recoverable compensation. In the case of detrimental conduct, the Board has the ability to recover all incentive compensation.

In addition, we maintain the Cintas Amended and Restated 2011 Clawback Policy (2011 Misconduct Clawback Policy), which provides that the Board may exercise its discretion to require any employee who receives equity-based compensation to reimburse bonus, incentive or equity-based compensation awarded to such employees in the event of:
•A material restatement or adjustment to our financial statements as a result of such employee’s gross negligence, knowing or intentional fraudulent or illegal misconduct; or
•Such employee’s detrimental conduct that has caused material financial, operational or reputational harm to the Company, including (i) acts of fraud or dishonesty during the course of employment; (ii) improper conduct that causes material financial, operational or reputational harm to the Company or our affiliates; (iii) improper disclosure of confidential material that causes material financial, operational or reputational harm to the Company or our affiliates; (iv) the commission of a felony or crime of comparable magnitude that subjects us to material reputational harm; (v) commission of an act or omission that causes a violation of federal or other applicable securities law; or (vi) gross negligence in exercising supervisory authority.
The Company may not indemnify any covered employee, directly or indirectly, for any losses incurred in connection with the recovery of any compensation under either the Recoupment Clawback Policy or the 2011 Misconduct Clawback Policy, including through the payment of insurance premiums, gross-up payments or supplemental payments. The Recoupment Clawback Policy and the 2011 Misconduct Clawback Policy will continue to apply to covered employees even after they cease to be employed by us. No clawbacks occurred in fiscal 2026.

Equity Grant Practices
The Compensation Committee approves all equity award grants to our NEOs on or before the grant date. The Compensation Committee's general practice is to complete its annual executive compensation review and determine performance goals and target compensation for our NEOs, following which they approve equity awards for NEOs. Specifically, the Compensation Committee has determined to grant annual equity awards no earlier than August 10 of each fiscal year, which the Compensation Committee believes is a sufficient amount of time for the public markets to absorb our fiscal year-end financial results. On occasion, the Compensation Committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. While the Compensation Committee has discretionary authority to grant equity awards to our NEOs outside of the cycle described above, it does not have a practice or policy of granting equity awards in anticipation of the release of material non-public information and, in any event, we do not time the release of material non-public information in coordination with grants of equity awards in a manner that intentionally benefits our NEOs.
Compensation Risk Determination
Our Compensation Committee assesses the potential risks relating to our compensation policies and practices for our employees, including those related to our executive compensation programs. Periodically, our Compensation Committee reviews and discusses with management the relationship between Cintas’ compensation policies and practices and its risk management, including the extent to which those policies and practices create risks for Cintas, to ensure that such policies and practices support not only economic performance, but also compliance with our risk management objectives, and to ensure that they do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on the Company. Based on its review of our executive compensation program and pay for performance philosophy, the Compensation Committee has determined that our compensation policies and practices are not reasonably likely to create risks that would have a material adverse effect on the Company.
Tax Considerations of Our Executive Compensation Program
Section 162(m) of the Code generally limits the tax deductibility of annual compensation paid by public companies for certain executive officers to $1 million. In the exercise of its business judgment, and in accordance with its compensation philosophy, the Compensation Committee continues to have the flexibility to award compensation that is not tax deductible if it determines that such award is in our shareholders’ best interests.

FISCAL 2026 SUMMARY
COMPENSATION TABLE
The following table provides information regarding the compensation of our Chief Executive Officer during fiscal 2026, our Chief Financial Officer during fiscal 2026 and our three other NEOs for fiscal 2026.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compen- sation(2) ($)	All Other Compen- sation(3) ($)	Total ($)
Todd M. Schneider	2026	1,153,067	—	7,888,917	—	3,073,470	43,151	12,158,605
Chief Executive Officer(4)	2025	1,114,074	—	5,589,531	—	2,510,725	35,346	9,249,676
	2024	1,076,400	—	5,083,041	—	2,369,161	268,872	8,797,474
Scott D. Farmer	2026	750,000	—	179,737	—	—	63,307	993,044
Executive Chairman of the Board	2025	750,000	—	187,329	—	—	57,624	994,953
	2024	500,000	—	1,904,797	—	815,187	328,649	3,548,633
Scott A. Garula(5)	2026	650,000	—	1,456,515	—	1,105,845	99,694	3,312,054
Executive Vice President and Chief Financial Officer

James N. Rozakis	2026	800,000	—	1,456,515	1,456,367	1,591,590	41,685	5,346,157
President and Chief Operating Officer(4)	2025	675,338	—	826,472	826,384	1,344,372	34,100	3,706,666
	2024	652,500	—	867,228	1,091,912	1,127,647	153,867	3,893,154
D. Brock Denton	2026	579,318	—	728,258	728,215	900,646	41,092	2,977,529
Executive Vice President, General Counsel and Secretary(4)	2025	559,728	—	551,045	550,960	755,316	33,454	2,450,503
	2024	538,200	—	503,320	502,910	853,577	52,328	2,450,335
___________
(1)The amounts reported for fiscal 2026 restricted stock and stock options are the aggregate grant date fair values of awards granted during the fiscal year calculated in accordance with ASC 718. For more information on the assumptions used for these awards see Note 12 of the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended May 31, 2026. Amounts disclosed for fiscal 2026 represent the probable outcome of the applicable performance conditions. In the event that the highest level of performance was achieved for these awards, the aggregate amounts would be as follows: $15,777,834 for Mr. Schneider; $179,737 for Mr. Farmer; $2,913,031 for Mr. Garula; $5,825,764 for Mr. Rozakis; and $2,912,946 for Mr. Denton.

(2)Reflects for fiscal 2026, the annual cash incentive awards earned by the NEOs under the Management Incentive Plan discussed in further detail beginning on page 25.

(3)All other compensation for fiscal 2026 includes reimbursements or payments for automobile allowances, executive medical program participation and Partners' Plan employer contributions. Cintas Partners' Plan contributions were as follows: $19,111 for Mr. Schneider; $19,267 for Mr. Farmer; $18,955 for Mr. Garula; $17,497 for Mr. Rozakis; and $17,068 for Mr. Denton. All other compensation for fiscal 2026 also includes financial planning fees for Mr. Farmer and employer contributions to the deferred compensation plan for Mr. Garula equal to $61,484.
(4)The principal position reflected in the table above was effective August 2026, as a result of the Board's ongoing corporate governance, specifically an internal corporate realignment whereas Mr. Schneider transitioned from serving as President and CEO to CEO, Mr. Rozakis transitioned from serving as Executive Vice President and COO to President and COO, and Mr. Denton transitioned from serving as Senior Vice President, Secretary and General Counsel to Executive Vice President, Secretary and General Counsel.
(5)Mr. Garula was not an NEO in prior fiscal years.

GRANTS OF PLAN-BASED
AWARDS FOR FISCAL 2026
The following table sets forth certain information regarding all grants of plan-based awards made to the NEOs during fiscal 2026:

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Exercise or Base Price of Option Awards(7) ($/sh)	Grant Date Fair Value of Stock and Option Awards(8) ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target (#)	Maximum (#)
Todd M.		0	2,046,933	3,786,826	—	—	—	—	—	—
Schneider(1)	8/15/2025(4)	—	—	—	0	36,430	72,860	—	—	7,888,917
Scott D.		—	—	—	—	—	—	—	—	—
Farmer(2)	8/15/2025(2)	—	—	—	—	—	—	830	—	179,737
Scott A.		0	620,100	1,240,200	—	—	—	—	—	—
Garula(3)	8/15/2025(4)	—	—	—	0	6,726	13,452	—	—	1,456,515
James N.		0	1,060,000	1,961,000	—	—	—	—	—	—
Rozakis(1)	8/15/2025(5)	—	—	—	0	22,639	45,278	—	216.55	1,456,367
	8/15/2025(6)	—	—	—	0	6,726	13,452	—	—	1,456,515
D. Brock		0	491,261	982,522	—	—	—	—	—	—
Denton(3)	8/15/2025(5)	—	—	—	0	11,320	22,640	—	216.55	728,215
	8/15/2025(6)	—	—	—	0	3,363	6,726	—	—	728,258
___________
(1)Mr. Schneider and Mr. Rozakis are eligible for an annual cash incentive and a long-term equity incentive award based on the achievement of targeted fiscal 2026 diluted EPS and fiscal 2026 sales growth. Mr. Schneider and Mr. Rozakis are also eligible for an annual cash incentive based on the accomplishment of non-financial goals outlined by the Compensation Committee. If Cintas meets the targeted diluted EPS and targeted sales growth and the NEO achieves his non-financial goals, he will receive the targeted amount for the annual cash incentive. The portion of the annual cash incentive related to diluted EPS and sales growth can decrease to 0% or increase up to 200%. The portion of the annual cash incentive related to the non-financial performance goals can decrease to 0% but not exceed the targeted amount, depending on the extent to which these goals are achieved. If the goals up to a certain level are not met, no incentive will be paid. Restricted stock and non-qualified stock options are granted pursuant to the terms and conditions of the Amended 2016 Plan based on achievement against fiscal 2026 diluted EPS and sales growth goals.

(2)Mr. Farmer was not a participant in the Management Incentive Plan for fiscal 2026. Mr. Farmer's equity awards are no longer based on the achievement of certain corporate performance goals, but rather, align with the annual retainer of the Board, and he receives an annual equity award in the form of restricted stock, which generally vests three years from the date of the grant.

(3)Mr. Garula and Mr. Denton are eligible for an annual cash incentive award based on the achievement of targeted fiscal 2026 diluted EPS and an individual performance component (consisting of an overall subjective performance evaluation rather than performance against specified individual performance goals). Mr. Garula and Mr. Denton are eligible for a long-term equity incentive award based on the achievement of targeted fiscal 2026 diluted EPS and fiscal 2026 sales growth. If Cintas meets the targeted diluted EPS and the NEO meets a particular individual performance level, he will receive the targeted amount for the annual cash incentive. This amount can decrease to 0% or increase up to 200% of the target depending on the extent to which the diluted EPS goal and individual performance are achieved. If achievement up to a certain level is not attained, no incentive will be paid. Restricted stock and non-qualified stock options are granted pursuant to the terms and conditions of the Amended 2016 Plan based on achievement against fiscal 2026 diluted EPS and sales growth goals.

(4)With consideration that Mr. Schneider and Mr. Garula are over the age of 55, the Compensation Committee determined that Mr. Schneider's and Mr. Garula's long-term equity awards would be paid in restricted stock. Restricted stock generally vests after three years from the date of actual grant.

(5)Represents the stock option portion of the fiscal 2026 equity opportunity. Stock options generally vest at a rate of 33% per year, beginning on the third anniversary of the date of actual grant of the stock options and ending on the fifth anniversary of the date of actual grant of the stock options.

(6)Represents the restricted stock portion of the fiscal 2026 equity opportunity, actual grants under which will generally vest three years from the date of actual grant of the shares.

(7)The exercise price of the option portion of the fiscal 2026 equity opportunity is equal to the closing stock price on the date of actual grant of the stock options. See page 36 for more information.

(8)Amounts shown in this column represent the grant date fair value of stock and option awards calculated in accordance with ASC 718. The fair value of stock awards was determined by using the closing stock price on the date of the grant. The fair value of option awards was determined using the Black-Scholes model.

OUTSTANDING EQUITY AWARDS
AT FISCAL 2026 YEAR-END
The following table provides information regarding unexercised stock options and unvested stock awards held by our NEOs as of May 31, 2026 (including grants made on August 10, 2026):

	Option Awards(1)					Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Todd M.	7/27/2021	—	27,508	97.22	7/27/2031
Schneider	7/27/2021	—	8,240	97.22	7/27/2031
	—					257,730	44,138,840
Scott D.
Farmer	—					69,422	11,889,212
Scott A.	7/28/2020	8,272	—	73.39	7/28/2030
Garula	7/27/2021	28,156	14,080	97.22	7/27/2031
	7/26/2022	10,684	21,372	99.46	7/26/2032
	6/30/2023	—	6,972	124.27	6/30/2033
	8/10/2023	—	33,792	122.54	8/10/2033
	8/12/2024	—	19,136	189.91	8/12/2034
	8/11/2025	—	13,996	223.88	8/11/2035
	8/11/2025	—	3,759	223.88	8/11/2035
	—					28,119	4,815,660
James N.	7/27/2021	—	16,900	97.22	7/27/2031
Rozakis	7/26/2022	—	27,772	99.46	7/26/2032
	8/10/2023	—	41,616	122.54	8/10/2033
	8/10/2023	—	9,544	122.54	8/10/2033
	8/12/2024	—	37,284	189.91	8/12/2034
	8/11/2025	—	23,326	223.88	8/11/2035
	8/10/2026	—	35,995	202.71	8/10/2036
	—					37,651	6,448,110
D. Brock	8/27/2021	5,452	2,728	97.93	8/27/2031
Denton	7/26/2022	13,240	26,488	99.46	7/26/2032
	8/10/2023	—	39,736	122.54	8/10/2033
	8/12/2024	—	28,472	189.91	8/12/2034
	8/11/2025	—	15,552	223.88	8/11/2035
	8/10/2026	—	17,999	202.71	8/10/2036
	—					26,185	4,484,443
___________
(1)Stock options have a 10-year term and generally vest at a rate of 33% per year, beginning on the third anniversary of the date of grant and ending on the fifth anniversary of the date of grant.
(2)    Restricted stock awards generally vest three years from the date of grant. The following table indicates the dates when the shares of restricted stock held by each NEO vest:

Vesting Date	Todd M. Schneider	Scott D. Farmer	Scott A. Garula	James N. Rozakis	D. Brock Denton

6/30/2026	—	—	604	—	—
8/10/2026	80,960	40,464	6,844	9,348	8,048
8/12/2027	72,476	27,152	5,528	10,756	8,220
8/11/2028	46,350	976	4,448	6,852	4,569
8/10/2029	57,944	830	10,695	10,695	5,348

OPTION EXERCISES AND STOCK
VESTED FOR FISCAL 2026
The following table lists the number of shares acquired and the value realized as a result of option exercises by the NEOs in fiscal 2026 and the value of any stock awards that vested in fiscal 2026.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
Todd M. Schneider	52,192	6,865,041	84,344	18,855,945
Scott D. Farmer	—	—	42,168	9,427,078
Scott A. Garula	—	—	6,752	1,509,477
James N. Rozakis	45,976	6,226,693	8,776	1,961,963
D. Brock Denton	—	—	8,368	1,870,750
___________
(1)Calculated by multiplying the difference between the closing price of Cintas common stock at the time of the exercise and the exercise price by the number of shares.

(2)Calculated by multiplying the closing price on the date of vesting by the number of shares.

NONQUALIFIED DEFERRED
COMPENSATION FOR FISCAL 2026
Our NEOs are eligible to participate in a Deferred Compensation Plan. This Deferred Compensation Plan permits a group of highly compensated employee-partners of Cintas to defer the receipt of current year compensation which they have earned during the year. This Deferred Compensation Plan is intended to assist Cintas in the retaining and attracting of individuals of exceptional ability.

Our NEOs may elect to defer up to 75% of their base salary and up to 90% of their earned annual cash incentive awards. Amounts deferred are credited to the NEO's account under the Deferred Compensation Plan and are fully vested.

Future payments are distributed in a lump sum or in annual installments, based on the NEO's election. If the form of payment selected provides for subsequent payments, subsequent payments will be made on the anniversary of the initial payment. All amounts are payable in a lump sum if the NEO terminates employment prior to meeting the definition of retirement; should the NEO meet the definition of retirement, the balance will be distributed as elected. All distribution decisions and payments under the Deferred Compensation Plan are subject to compliance with Section 409A of the Internal Revenue Code.

While deferred, amounts are credited with "earnings" as if they were invested as the NEOs chose in one or more investment options available under the Deferred Compensation Plan. The NEOs' accounts under the Deferred Compensation Plan will be adjusted from time to time, up or down, depending upon performance of the investment options chosen.

The following table provides information relating to the activity in the Deferred Compensation Plan accounts of the NEOs during fiscal 2026 and the aggregate balance of the accounts as of May 31, 2026:

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings in Last Fiscal Year(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at May 31, 2026(4) ($)
Todd M. Schneider	—	—	1,036,814	—	6,526,565
Scott D. Farmer	—	—	7,707,909	—	26,342,758
Scott A. Garula	68,750	61,484	809,942	—	3,202,117
James N. Rozakis	42,839	—	490,198	(49,292)	1,951,181
D. Brock Denton	43,555	—	53,921	—	295,913
___________
(1)Executive contributions are included in the NEO's salary and/or non-equity incentive plan compensation, as applicable, as presented in the Fiscal 2026 Summary Compensation Table.
(2)Registrant contributions represent contributions by the Company for fiscal 2025, prior to the promotion of Mr. Garula to Executive Vice President and CFO of the Company. Subsequent to his promotion, Mr. Garula will no longer be eligible to receive Company contributions. These amounts are reported in the "All Other Compensation" column of the Fiscal 2026 Summary Compensation Table.
(3)Reflects the amount of earnings during fiscal 2026 based on the performance of the investment options chosen by the NEO. None of these earnings represent above-market or preferential earnings, and, as a result, are not included in the Fiscal 2026 Summary Compensation Table.
(4)Includes contributions previously reported in the Summary Compensation Tables for prior years as follows: $81,152 for Mr. Schneider; $7,457,678 for Mr. Farmer; $69,380 for Mr. Rozakis; and $158,273 for Mr. Denton.

POTENTIAL PAYMENTS UPON TERMINATION,
RETIREMENT OR CHANGE IN CONTROL
Payments Made Upon Termination
Regardless of the manner in which an executive officer's employment terminates, except for a "for cause" termination, they are entitled to receive amounts earned during their term of employment. Such amounts include:
•except as otherwise described below, the right to exercise within 60 days of termination all vested stock options granted under Cintas' equity compensation plans as reflected in the Outstanding Equity Awards at Fiscal 2026 Year-End table;
•amounts contributed, earned and vested under the Cintas Partners' Plan; and
•amounts contributed and earned under the Deferred Compensation Plan as reflected in the Nonqualified Deferred Compensation for Fiscal 2026 table.
In addition, if Cintas elects to terminate an executive officer, they will receive four weeks' written notice or four weeks of base salary instead of notice. Generally, Cintas makes no payments to executives terminated for cause. Cintas has no other policy regarding severance payments.
Payments Made Upon Retirement
If an executive officer retires (as defined in the applicable plans), they are entitled to receive amounts earned during their term of employment. Such amounts include:
•vested non-qualified stock options granted under the Company’s 2005 Equity Compensation Plan (plus stock options, stock appreciation rights and other performance-based equity awards granted under the Cintas Corporation 2016 Equity and Incentive Compensation Plan (the 2016 Plan) and the Amended 2016 Plan) which would maintain the standard grant expiration date of 10 years from the grant issuance date, and restricted stock awards granted under the 2016 Plan and the Amended 2016 Plan which would immediately vest upon retirement in accordance with such plan;
•amounts contributed, earned and vested under the Cintas Partners' Plan; and
•amounts contributed and earned under the Deferred Compensation Plan as reflected in the Nonqualified Deferred Compensation for Fiscal 2026 table.
Cintas has no overarching policy regarding retirement arrangements.
Payments Made Upon Death or Disability
In the event of the death or disability of an executive officer, in addition to the benefits listed under the heading "Payments Made Upon Retirement" above for the Cintas Partners' Plan and Deferred Compensation Plan, the NEO will receive benefits under Cintas' disability plan or payments under Cintas' life insurance plan, as appropriate. In the event of death, outstanding equity awards granted under the Company’s 2016 Plan and Amended 2016 Plan will immediately vest. In the event of disability, outstanding equity awards granted under the Company’s 2016 Plan and Amended 2016 Plan will continue to vest in accordance with the applicable plan. These payments are generally available to all employee-partners.
Payments Made Upon a Change in Control
Cintas has no overarching policy regarding payments made upon a change in control. Assuming that outstanding equity awards are assumed or converted into replacement awards in connection with a change in control, such awards would vest in full in the event that the grantee is terminated without Cause (or resigns for Good Reason), each as defined in the Amended 2016 Plan, within 24 months following the change in control. If the outstanding equity awards are not assumed or replaced with replacement awards, they would immediately vest in connection with the change in control. In addition, if an executive officer is terminated without cause upon a change in control, they will receive four weeks' written notice or four weeks of base salary instead of notice.

The following table estimates the value of potential executive payments and benefits due to the NEOs upon certain terminations of employment or a change in control, assuming such events occurred on May 31, 2026. These estimates do not reflect the actual amounts that would be paid to the NEO, which would only be known at the time that they become eligible for payment and would only be payable if the specified event occurs. The actual compensation to be paid to an NEO can only be determined at the time such NEO’s employment is terminated and may vary based on factors such as the timing during the year of any such event, our stock price, the NEO’s age and any changes to our benefit arrangements and policies. In addition to the amounts set forth in the table below, each NEO would be entitled to receive any accrued and vested benefits under the Cintas Partners' Plan and the Deferred Compensation Plan in accordance with the terms of such plans. See the Nonqualified Deferred Compensation for Fiscal 2026 section for information regarding fiscal year-end balances of each NEO's nonqualified deferred compensation.

Executive Payments and Benefits Upon Separation	Involuntary Termination by Company Without Cause ($)	Involuntary Termination by Company For Cause ($)	Retirement(1) ($)	Death ($)	Termination as a Result of Disability ($)	Qualifying Termination in Connection with a Change in Control(2) ($)

Todd M. Schneider
Cash payments(3)	88,697	—	—	—	—	88,697
Value of stock options(4)	—	—	—	2,646,782	2,646,782	2,646,782
Value of restricted stock awards(5)	—	—	—	44,138,840	44,138,840	44,138,840
Insurance(6)	—	—	—	100,000	—	—
Total	88,697	—	—	46,885,622	46,785,622	46,874,319
Scott D. Farmer
Cash payments(3)	57,692	—	—	—	—	57,692
Value of stock options(4)	—	—	—	—	—	—
Value of restricted stock awards(5)	11,889,212	—	11,889,212	11,889,212	11,889,212	11,889,212
Insurance(6)	—	—	—	100,000	—	—
Total	11,946,904	—	11,889,212	11,989,212	11,889,212	11,946,904
Scott A. Garula
Cash payments(3)	50,000	—	—	—	—	50,000
Value of stock options(4)	—	—	—	8,212,315	8,212,315	8,212,315
Value of restricted stock awards(5)	—	—	—	4,815,660	4,815,660	4,815,660
Insurance(6)	—	—	—	100,000	—	—
Total	50,000	—	—	13,127,975	13,027,975	13,077,975
James N. Rozakis
Cash payments(3)	61,538	—	—	—	—	61,538
Value of stock options(4)	—	—	—	5,042,474	5,042,474	5,042,474
Value of restricted stock awards(5)	—	—	—	6,448,110	6,448,110	6,448,110
Insurance(6)	—	—	—	100,000	—	—
Total	61,538	—	—	11,590,584	11,490,584	11,552,122
D. Brock Denton
Cash payments(3)	44,563	—	—	—	—	44,563
Value of stock options(4)	—	—	—	5,388,248	5,388,248	5,388,248
Value of restricted stock awards(5)	—	—	—	4,484,443	4,484,443	4,484,443
Insurance(6)	—	—	—	100,000	—	—
Total	44,563	—	—	9,972,691	9,872,691	9,917,254
___________
(1)As of May 31, 2026, Mr. Farmer was the only NEO who was retirement eligible in accordance with the 2016 Plan and the Amended 2016 Plan.

(2)Assumes all outstanding equity awards are converted into replacement awards in connection with a change in control and the NEO is either terminated without Cause or resigns for Good Reason (each as defined in the Amended 2016 Plan) within 24 months following the change in control.
(3)Represents four weeks' worth of the NEO's base salary as of May 31, 2026. In the case of an involuntary termination without Cause or if the NEO resigns for Good Reason, Cintas may elect to provide four weeks' written notice instead of four weeks of base salary. In a qualifying termination in connection with a change in control, the NEO would receive the cash payment only when terminated without Cause or if the NEO resigns for Good Reason. Also, for purposes of this table, the fiscal 2026 annual incentive is not included as it was deemed earned as of May 31, 2026 and is subject to company performance.
(4)Amounts presented represent the intrinsic value of unvested stock options as of May 31, 2026, based on the closing price of Cintas common stock on May 31, 2026 of $171.26.
(5)Amounts presented represent the market value of unvested restricted stock awards as of May 31, 2026, based on the closing price of Cintas common stock on May 31, 2026 of $171.26.
(6)Each NEO is entitled to $50,000 in company-provided life insurance and, if applicable, $50,000 in company-provided accidental death and dismemberment insurance.

CEO PAY RATIO
We note that, due to our permitted use of reasonable estimates and assumptions in preparing this pay ratio disclosure, the disclosure may involve a degree of imprecision, and thus this ratio disclosure is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions described below. Our calculation of the pay ratio may be different than the pay ratios of other public companies as a result of different methodologies used to determine the pay ratios. As a result, we would discourage the use of reported ratios as a basis for any comparison between companies.

In this summary, we refer to the employee-partner who received the Median Annual Compensation as the “Median Employee-Partner.” For purposes of this pay ratio disclosure, the date used to identify the Median Employee-Partner was May 30, 2025 (the Determination Date). The CEO Compensation for purposes of this pay ratio disclosure was $12,158,605 for fiscal 2026, which is the amount reported for Mr. Schneider in the “Total” column of the Fiscal 2026 Summary Compensation Table, plus employer-paid healthcare and employer-offered insurance. Additionally, for purposes of this pay ratio disclosure, the Median Annual Compensation for fiscal 2026 was $75,766 and was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, plus employer-paid healthcare and employer-offered insurance. The ratio of the CEO Compensation to the Median Annual Compensation for fiscal 2026 was approximately 160 to 1.

Because there were no changes to our employee-partner population or compensation arrangements in fiscal 2026 that we reasonably believe would result in a significant change to our pay ratio disclosure, we continued to rely on our fiscal 2025 methodology used to identify the Median Employee-Partner.

To identify the Median Employee-Partner from our total employee population, we first measured compensation for the period beginning on May 26, 2024, and ending on May 30, 2025 (measurement period) for approximately 48,300 employee-partners, representing all full-time, part-time, seasonal and temporary employee-partners of the Company and its consolidated subsidiaries as of the Determination Date. This number does not include any independent contractors or “leased” workers, as permitted by the applicable SEC rules. This number includes any employee-partners of businesses acquired by us or combined with us. Also, as permitted by SEC rules, under the 5% “de minimis exemption,” we excluded all non-U.S. and non-Canadian employee-partners, which represent less than 5% of our total workforce. The excluded employee-partners consisted of approximately 600 employee-partners in Honduras and approximately 500 employee-partners in Mexico. This compensation measurement was calculated by totaling salary and wages for each employee-partner for the measurement period. Specifically excluded from the calculation were the value of equity and equity-based awards, as such awards are not widely distributed to our employee-partner population. Further, we did not utilize any statistical sampling or cost-of-living adjustments for purposes of this pay ratio disclosure. A portion of our employee-partner workforce (full-time and part-time) identified above worked for less than the full measurement period due to commencing employment during that period. In determining the Median Employee-Partner, we annualized the compensation measure over the full measurement period for such individuals (but avoided creating full-time equivalencies) based on reasonable assumptions and estimates relating to our employee-partner compensation program.

Please note that SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how it aligns executive compensation with the Company’s performance, see the Compensation Discussion and Analysis section.

					Value of Initial Fixed $100 Investment Based on:
Fiscal Year(1)	Summary Compensation Table Total for PEO(2) ($)	Compensation Actually Paid to PEO(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(4) ($)	Average Compensation Actually Paid to Non-PEO NEOs(5) ($)	Total Shareholder Return(6) ($)	Peer Group Total Shareholder Return(7) ($)	Net Income (thousands)(8) ($)	Adjusted Diluted EPS(9) ($)

2026	12,158,605	483,956	3,157,196	(2,231,101)	202.95	152.21	1,999,968	4.94
2025	9,249,676	34,558,802	2,646,724	10,732,212	265.88	152.81	1,812,281	4.40
2024	8,797,474	34,924,915	3,446,319	11,645,926	197.47	121.94	1,571,592	3.79
2023	7,570,256	19,652,770	2,837,688	6,352,215	136.24	108.07	1,348,010	3.25
2022	7,777,100	18,315,893	2,749,487	6,719,935	113.77	97.61	1,235,757	2.81
___________
(1)     For purposes of this table the principal executive officer (PEO) and non-PEO NEOs are as follows:

Fiscal Year	PEO	Non-PEO NEOs

2026	Todd M. Schneider	Scott D. Farmer, Scott A. Garula, James N. Rozakis, D. Brock Denton
2025	Todd M. Schneider	Scott D. Farmer, J. Michael Hansen, James N. Rozakis, D. Brock Denton
2024	Todd M. Schneider	Scott D. Farmer, J. Michael Hansen, James N. Rozakis, D. Brock Denton
2023	Todd M. Schneider	Scott D. Farmer, J. Michael Hansen, Michael L. Thompson, D. Brock Denton
2022	Todd M. Schneider	Scott D. Farmer, J. Michael Hansen, Michael L. Thompson, D. Brock Denton
(2)    Represents the amount of total compensation reported for the PEO for each corresponding fiscal year in the “Total” column of the Summary Compensation Table for each applicable fiscal year.
(3)     Represents the amount of “compensation actually paid” to the PEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not necessarily reflect the actual amount of compensation earned by or paid to the PEO during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the PEO’s total Summary Compensation Table compensation for each year to determine the compensation actually paid:

Fiscal Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)

2026	12,158,605	(7,888,917)	(3,785,732)	483,956
2025	9,249,676	(5,589,531)	30,898,657	34,558,802
2024	8,797,474	(5,083,041)	31,210,482	34,924,915
2023	7,570,256	(4,442,984)	16,525,498	19,652,770
2022	7,777,100	(4,822,899)	15,361,692	18,315,893
(a)    The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable fiscal year.
(b)    The equity award adjustments for each applicable fiscal year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable fiscal year that are outstanding and unvested as of the end of the fiscal year; (ii) the amount of change as of the end of the applicable fiscal year (from the end of the prior fiscal year) in fair value of any awards granted in prior fiscal years that are outstanding and unvested as of the end of the applicable fiscal year; (iii) for awards that are granted and vest in same applicable fiscal year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior fiscal years that are determined to fail to meet the applicable vesting conditions during the applicable fiscal year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable fiscal year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable fiscal year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Fiscal Year	Year End Fair Value of Unvested Covered Year Equity Awards ($)	Year over Year Change in Fair Value of Outstanding and Unvested Prior Year Equity Awards ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Equity Award Adjustments ($)

2026	9,923,489	(13,053,532)	—	(655,689)	(3,785,732)
2025	10,498,275	18,297,427	—	2,102,955	30,898,657
2024	12,284,138	18,000,062	—	926,282	31,210,482
2023	9,556,114	6,916,705	—	52,679	16,525,498
2022	8,399,186	5,134,815	—	1,827,691	15,361,692

(4)     Represents the average of the amounts reported for Cintas' non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable fiscal year.
(5)     Represents the average amount of “compensation actually paid” to the non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not necessarily reflect the actual average amount of compensation earned by or paid to the non-PEO NEOs as a group during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total Summary Compensation Table compensation for the non-PEO NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in footnote three.

Fiscal Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards(a) ($)	Average Equity Award Adjustments(b) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2026	3,157,196	(1,501,402)	(3,886,895)	(2,231,101)
2025	2,646,724	(1,148,783)	9,234,271	10,732,212
2024	3,446,319	(1,707,327)	9,906,934	11,645,926
2023	2,837,688	(1,319,175)	4,833,702	6,352,215
2022	2,749,487	(1,258,646)	5,229,094	6,719,935
(a)    The grant date fair value of equity awards represents the average of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable fiscal year.

(b)    The amounts deducted or added in calculating the equity award adjustments are as follows:

Fiscal Year	Average Year End Fair Value of Unvested Covered Year Equity Awards ($)	Year over Year Average Change in Fair Value of Outstanding and Unvested Prior Year Equity Awards ($)	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Total Average Equity Award Adjustments ($)

2026	1,867,127	(5,565,620)	—	(188,402)	(3,886,895)
2025	2,124,356	6,655,927	—	453,988	9,234,271
2024	3,737,731	5,798,522	—	370,681	9,906,934
2023	2,836,813	1,975,658	—	21,231	4,833,702
2022	2,433,694	1,624,432	—	1,170,968	5,229,094

(6) Cumulative total shareholder return (TSR) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of each respective measurement period by the Company’s share price at the beginning of such measurement period.
(7)     Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the group of four comparison companies used for the stock performance graph on page 22 of our Annual Report on Form 10-K for the fiscal year ended May 31, 2026 (ABM Industries, Aramark, Rollins, Inc. and UniFirst Corporation).
(8)     Represents the amount of net income reflected in the Company’s audited financial statements for the applicable fiscal year.
(9)     Under the Management Incentive Plan, annual incentive calculations for achievement of financial goals are based on actual results, subject to adjustment at the discretion of the Compensation Committee to exclude non-recurring or unusual items that are not operational, such as accounting principle changes or revenue from an acquisition that was not in the business plan. The adjusted diluted EPS presented for fiscal 2026 represents a non-GAAP adjusted financial measure that excludes the impact of acquisition-related transaction expenses. The adjusted diluted EPS presented for fiscal 2022 represents a non-GAAP adjusted financial measure that excludes the impact of special gains and the related income tax impact. In fiscal years 2025, 2024 and 2023, there were no such non-recurring or unusual items, so no adjustments were made.
Tabular List of Financial Performance Measures
As described in greater detail in the Compensation Discussion and Analysis section, Cintas' compensation programs are designed to enable us to attract and retain talented and experienced individuals who are motivated to contribute to Cintas' short-term and long-term success. As required by Item 402(v) of Regulation S-K, the following is a list of financial performance measures, which in our assessment, represents the most important financial performance measures used by Cintas to link compensation actually paid to Cintas' NEOs for fiscal 2026 to Cintas' performance.
•Adjusted diluted EPS
•Sales growth
From the above list of performance measures, we view adjusted diluted EPS as our most important financial performance measure used to link compensation actually paid to our PEO and other NEOs to Cintas’ performance for fiscal 2026. Adjusted diluted EPS is a key component of Cintas’ performance-based incentive compensation program and is utilized under our annual cash incentive program given it is a performance measure over which our NEOs can have significant impact. In addition, adjusted diluted EPS is used in Cintas’ long-term performance-based incentive compensation program for some of our NEOs.

Sales growth, another metric in our annual cash incentive program and our long-term performance-based incentive compensation program for fiscal 2026, was a key component of our NEOs’ pay in fiscal 2026.

While SEC rules indicate that we should include a list of three to seven financial performance measures, the above two metrics are the only financial performance measures we utilize in our executive compensation program to link our NEOs’ pay to company performance.

For additional information regarding how the above listed performance measures were utilized as part of our executive compensation program in fiscal 2026, see “Compensation Discussion and Analysis.”

Description of Relationships Between Certain Information Presented
In accordance with Item 402(v) of Regulation S-K, Cintas is providing the following descriptions of the relationships between information presented in the Pay versus Performance table. As illustrated by the following graphs, Cintas's net income and adjusted diluted EPS increased in fiscal 2026 over fiscal 2025. Our total shareholder return declined due to decreases in our stock price, which resulted in a decline in the compensation actually paid our CEO and the average compensation actually paid to our other NEOs due to the impact on the value of equity awards held by our NEOs.

In accordance with Item 402(v) of Regulation S-K, Cintas is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
(1) Fiscal year 2021 represents the initial investment base period and is not a covered fiscal year in the Pay Versus Performance table.

APPROVAL, ON AN ADVISORY BASIS, OF
NAMED EXECUTIVE OFFICER COMPENSATION
(Item 2 on the Proxy Card)
The Board is committed to excellence in governance. As part of that commitment, and as required by Section 14A of the Exchange Act and Item 402(k) of Regulation S-K, the Board is providing our shareholders with an opportunity to vote to approve, on an advisory basis, NEO compensation, which is commonly known as "say-on-pay." We are currently conducting say-on-pay votes every year and expect to hold the next say-on-pay vote in connection with our 2027 Annual Meeting of Shareholders.

We are asking our shareholders to indicate their support for the compensation of our NEOs as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the executive compensation program and practices described in this proxy statement. Please read the Compensation Discussion and Analysis and the executive compensation tables and narrative disclosure for a detailed explanation of our executive compensation program and practices. In 2025, our shareholders approved, on an advisory basis, the compensation of our NEOs with a "FOR" vote of approximately 95% of the votes cast. Accordingly, we are asking our shareholders to vote "FOR" the following resolution:

Resolved, that the compensation of the NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in this proxy statement, is hereby approved on a non-binding, advisory basis.

As an advisory vote, this proposal is not binding on Cintas. However, the Compensation Committee of our Board, which is responsible for designing and administering our executive compensation program and practices, values the opinions expressed by shareholders in their vote on this proposal, and expects to consider the outcome of the vote when making future compensation decisions for NEOs.

YOUR BOARD UNANIMOUSLY RECOMMENDS
A VOTE FOR THIS PROPOSAL.

AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE REPORT
The Audit Committee oversees Cintas' financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls over financial reporting. As part of the oversight processes, the Audit Committee regularly meets with management of Cintas, Cintas' independent registered public accounting firm and Cintas' Director of Internal Audit. The Audit Committee regularly meets with each of these groups separately in closed sessions. Throughout the year, the Audit Committee had full access to management, the independent registered public accounting firm and internal auditors for Cintas. To fulfill its responsibilities, the Audit Committee did, among other things, the following:
(a)reviewed and discussed Cintas' audited financial statements for fiscal 2026 with Cintas' management and the independent registered public accounting firm, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;
(b)reviewed the quarterly earnings releases and reports on Form 10-K and Form 10-Q prior to release;
(c)reviewed management's representations that the interim and audited financial statements were prepared in accordance with U.S. generally accepted accounting principles and fairly present the results of operations and financial position of Cintas;
(d)reviewed and discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC, including matters related to the conduct of the audit of Cintas' financial statements;
(e)received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence;
(f)based on the reviews and discussions with management and the independent registered public accounting firm, the independent registered public accounting firm's disclosures to the Audit Committee, the representations of management and the report of the independent registered public accounting firm, recommended to the Board, which adopted the recommendation, that Cintas' audited annual financial statements be included in Cintas' Annual Report on Form 10-K for the fiscal year ended May 31, 2026, for filing with the SEC;
(g)reviewed all audit and nonaudit services performed for Cintas by the independent registered public accounting firm for the fiscal year ended May 31, 2026 and determined that its provision of nonaudit services was compatible with maintaining its independence from Cintas;
(h)consulted with counsel regarding SOX, NASDAQ's corporate governance listing standards and the corporate governance environment in general and considered any additional requirements placed on the Audit Committee as well as additional procedures or matters the Audit Committee should consider;
(i)reviewed and monitored the progress and results of the testing of internal control over financial reporting pursuant to Section 404 of SOX, reviewed a report from management and internal audit regarding the design, operation and effectiveness of internal control over financial reporting and reviewed an attestation report from the independent registered public accounting firm regarding the effectiveness of internal control over financial reporting; and
(j)examined the Audit Committee Charter to determine compliance by Cintas and the Audit Committee with its provisions and to determine whether any revisions to the Charter were advisable. The Cintas Audit Committee Charter was approved at the January 19, 2026 Audit Committee Meeting. Only minor changes to the Charter were required.

RESPECTFULLY SUBMITTED BY THE MEMBERS OF THE AUDIT COMMITTEE:
Ronald W. Tysoe (Chair), Karen L. Carnahan and Martin Mucci

Fees to Independent Registered Public Accounting Firm
The Audit Committee appointed Ernst & Young LLP as the independent registered public accounting firm to audit the fiscal 2026 financial statements.

Fees billed for services are as follows:

	Fiscal 2026	Fiscal 2025
Audit Fees(1)	$2,034,112	$1,916,535
Tax Fees(2)	$310,760	$202,898
Audit Related Fees(3)	$471,500	$210,000
___________
(1)Audit Fees were for audit services, including the integrated audit of Cintas' consolidated financial statements (including the review of quarterly financial statements) and the effectiveness of Cintas' internal control over financial reporting.
(2)Tax Fees were for tax advisory and compliance-related services.
(3)Audit Related Fees for fiscal 2026 were for audits of benefit plans, statutory audit fees, fees related to Securities and Exchange Commission (SEC) filings and debt offering. Audit Related Fees for fiscal 2025 were for audits of benefit plans and debt offering.

The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. The Audit Committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals and the fees for the services performed to date.

All of the fees above were pre-approved by the Audit Committee. None of these fees were approved by the Audit Committee after services were rendered pursuant to the de minimis exception established by the SEC.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 3 on the Proxy Card)
We are asking shareholders to ratify the appointment of Ernst & Young LLP as Cintas Corporation’s independent auditors for the year ending May 31, 2027. The Audit Committee annually considers the independence, qualifications and performance of Ernst & Young LLP. Such consideration includes reviewing the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussing with Ernst & Young LLP their independence. The Audit Committee periodically reviews and evaluates the performance of Ernst & Young LLP’s lead audit partner, oversees the required rotation of Ernst & Young LLP’s lead audit partner responsible for the Company’s audit and reviews and considers the selection of the lead audit partner. In addition, in order to help ensure auditor independence, the Audit Committee periodically considers whether there should be a rotation of the Company’s independent registered public accounting firm.

In fiscal 2026, the Audit Committee also considered several factors in deciding whether to re-engage its independent registered  public accounting firm including the length of time Ernst & Young LLP has served as the Company’s independent auditors, Ernst  & Young LLP’s general reputation for adherence to professional auditing standards, the breadth and complexity of the Company’s  business and its global scope and the resulting demands placed on the Company’s auditing firm in terms of expertise in the Company’s business, the quantity and quality of Ernst & Young LLP’s staff and the Company’s global reach.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions.

Although shareholder ratification of Ernst & Young LLP is not required by law, the Board believes it is advisable to provide shareholders an opportunity to ratify this selection. In the event that shareholders fail to ratify the appointment of Ernst & Young LLP, the Audit Committee may reconsider the appointment, but is not required to do so. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year should it determine that such change is in the best interests of the Company and its shareholders.

YOUR BOARD UNANIMOUSLY
RECOMMENDS A VOTE FOR THIS PROPOSAL.

OTHER PROPOSALS

TO APPROVE THE REINCORPORATION OF THE COMPANY
FROM THE STATE OF WASHINGTON TO THE STATE OF DELAWARE
(Item 4 on the Proxy Card)
On July 28, 2026, our Board unanimously approved, and recommended that our shareholders approve, the conversion of the Company from a corporation organized under the laws of the State of Washington to a corporation organized under the laws of the State of Delaware, pursuant to a Plan of Conversion (the Plan of Conversion) attached as Annex 1 to this proxy statement (the Delaware Reincorporation), as more fully described in this proposal, and determined that the Delaware Reincorporation is in the best interests of the Company and its shareholders. If the Company’s shareholders approve this proposal (the Delaware Reincorporation Proposal) the Company will accomplish the Delaware Reincorporation as described below.

Principal Terms of the Delaware Conversion
The Delaware Reincorporation, if approved by our shareholders, will be effected through a conversion pursuant to Chapter 265 of the Delaware General Corporation Law (DGCL) and the Section 23B.09 of the Washington Business Corporation Act (WBCA).

If our shareholders approve this proposal and the Delaware Reincorporation becomes effective, the principal effects will be that:
•The Company will continue in existence as a Delaware corporation and will continue to operate our business under its current name, Cintas Corporation.
•The affairs of the Company will cease to be governed by Washington law and will instead be subject to Delaware law. See “Certain Effects of the Change in State of Incorporation” below.
•The Company will cease to be governed by our existing charter (Washington Charter) and bylaws (Washington Bylaws) and will be instead subject to the provisions of the proposed certificate of incorporation (Delaware Charter) and the proposed bylaws (Delaware Bylaws), forms of which are included as Annex 3 and Annex 4, respectively, to this proxy statement.
•Other than the change in our legal domicile, the Delaware Reincorporation will not result in any change in our headquarters, business, jobs, management, properties, location of offices or facilities, number of employees, obligations, assets, liabilities or net worth.
•Each outstanding share of our common stock will automatically become one outstanding share of common stock of the Delaware corporation.
•Each employee benefit plan, incentive compensation plan or other similar plan of the Company will continue to be an employee benefit plan, incentive compensation plan or other similar plan of the Delaware corporation.
•Our common stock will continue to be traded on NASDAQ under the symbol “CTAS.” We do not expect any interruption in the trading of our common stock as a result of the Delaware Reincorporation.

General Information
The Company will convert into a Delaware corporation, and all of the rights, privileges, powers, properties and debts of the Company will be unaffected. The Company will effect the Delaware Reincorporation by filing a Certificate of Conversion, attached hereto as Annex 2 (Certificate of Conversion), and the Delaware Charter, in substantially the form attached to this proxy statement as Annex 3 with the Delaware Secretary of State and by filing Articles of Entity Conversion (Articles of Conversion) with the Washington Secretary of State, attached hereto as Annex 5. In order to file the Articles of Conversion with the Washington Secretary of State, shareholders must approve the Plan of Conversion. The Delaware corporation would also adopt the Delaware Bylaws, in substantially the form attached to this proxy statement as Annex 4.

The approval by the Company’s shareholders of this Delaware Reincorporation Proposal will constitute approval of the Delaware Certificate of Conversion, the Plan of Conversion, the Delaware Charter and the Delaware Bylaws. If this Delaware Reincorporation Proposal is approved by the shareholders, the Company expects to file the Certificate of Conversion and Delaware Charter with the Delaware Secretary of State and Articles of Conversion with the Washington Secretary of State after the consummation of the Company’s proposed acquisition of UniFirst Corporation or at such other time as determined by our Board.

The Delaware Reincorporation will not affect the trading of shares of the Company’s common stock on NASDAQ under the same symbol “CTAS.” The Delaware corporation will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shareholders who own shares of the Company’s common stock that are freely tradable prior to the Delaware Reincorporation will continue to have freely tradable shares in the Delaware corporation after the Delaware Reincorporation, and shareholders holding restricted shares of the Company’s common stock prior to the Delaware Reincorporation will continue to hold their shares in the Delaware corporation after the Delaware Reincorporation subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Delaware Reincorporation will not change the respective positions under federal securities laws of the Company or its shareholders.

Reasons for the Delaware Reincorporation
The Board believes that there are a number of reasons why Delaware is an attractive state for the incorporation of the Company and why reincorporating is in the best interests of our shareholders. For many years, Delaware has followed a policy of encouraging incorporation in the state. To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Delaware courts have developed considerable expertise in dealing with corporate issues. In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations. The Board believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

In contrast, Washington case law concerning the effects of its statutes and regulations is more limited, resulting in less predictability with respect to legality of corporate affairs and transactions and shareholder’s rights to challenge them. The Company believes that the investors are familiar with Delaware law and generally comfortable with the degree of certainty that Delaware jurisprudence provides, which may help attract investors and potentially bolster trading in the Company’s Common Stock.

Predictability and Flexibility of Delaware Law.
For more than a century, Delaware has followed a policy that encourages incorporation in the state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive and flexible corporate laws that are responsive to the legal and business needs of corporations organized in Delaware. Contributing to Delaware’s prominence is the fact that both the legislative and judicial branches of Delaware state government have a demonstrated ability and a willingness to act responsively and effectively with respect to corporate issues.

The DGCL is frequently revised and updated to accommodate changes and innovations in the corporate sphere. The Delaware courts have considerable expertise in dealing with corporate cases, supported by a substantial body of case law. Delaware’s specialized Court of Chancery (Chancery Court) has jurisdiction over matters arising under the DGCL and has no jurisdiction over criminal and tort cases. The Delaware Chancery Court has a national reputation in the business community and is responsible for developing the case law in Delaware on corporate matters. In the Chancery Court, corporate cases are heard and decided by judges, without juries, who are appointed for a twelve-year term by the governor of Delaware following senate confirmation. Chancery Court judges have a keen understanding of not just corporate law but also of business needs, honed through years of experience resolving disputes among sophisticated parties. The Chancery Court’s heavy focus on the DGCL and other business entity statutes allows the court to process corporate litigation relatively quickly and effectively as compared to other state court systems.

The American common law system means that the outcome of cases are based largely on legal precedent. The abundance of Delaware case law would enhance the clarity and predictability of any corporate law questions the Company may have, which will benefit the Company by allowing the Board and its management to make decisions and take actions with greater clarity and confidence.

Well Established Principles of Corporate Governance.
As described above, there is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and the duties owed by, and protection offered to, officers and directors. In particular, there is substantial precedent related to the conduct of the board under the business judgment rule. We believe that the Company’s shareholders will benefit from the well-established principles of corporate governance under Delaware law.

Increased Ability to Attract and Retain Qualified Directors and Officers.
Reincorporation from Washington to Delaware may allow the Company to more easily recruit qualified candidates to serve on the Board or to serve as officers of the Company. Many such candidates are already familiar with Delaware corporate law, including provisions relating to director and officer indemnification, from their past business experience. Delaware has vested exclusive jurisdiction to hear and determine actions for indemnification and advancement in the Court of Chancery. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks directors and officers of corporations face in exercising their fiduciary duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Company has taken steps to reduce these risks to its directors and officers through indemnification provisions and to limit the situations in which monetary damages can be recovered against its directors so that it may continue to attract and retain qualified directors and officers. The Board has found that Delaware case law on the limits of director and officer liability is more developed and provides more guidance than Washington law.

Certain Risks Associated with the Delaware Reincorporation
Notwithstanding the belief of our Board as to the benefits to our shareholders of the Delaware Reincorporation, there can be no assurance that the Delaware Reincorporation will result in the benefits discussed in this proxy statement, including the benefits of or resulting from incorporation under Delaware, the ability to attract and retain qualified directors and officers or certain changes in our corporate governance.

Plan of Conversion
If this proposal is approved, the Delaware Reincorporation will become effective upon the filing and effectiveness of Articles of Conversion with the Secretary of State of Washington, the Certificate of Conversion with the Secretary of State of Delaware and the Delaware Charter with the Secretary of State of Delaware, in each case as contemplated by the Plan of Conversion. If this proposal is approved, it is anticipated that the Board will cause the Delaware Reincorporation to be effected shortly after the consummation of the Company’s proposed acquisition of UniFirst Corporation or at such other time as determined by our Board (Effective Time). However, the Delaware Reincorporation may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by our Board at any time prior to the Effective Time, including after approval of this proposal, if our Board determines for any reason that doing so would be in the best interests of the Company and its shareholders.

Certain Effects of the Change in State of Incorporation
The Delaware Reincorporation will effect a change in the our legal domicile; however, the Delaware Reincorporation will not result in any change in headquarters, business, jobs, management, properties, location of offices or facilities, number of employees, obligations, assets, liabilities or net worth (other than as a result of the costs incident to the Delaware Reincorporation, which are immaterial). Management, including the directors and officers, will not change as a result of the Delaware Reincorporation. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Delaware Reincorporation. Upon the Effective Time, each share of our common stock outstanding immediately prior to the Effective Time shall by virtue of the Delaware Reincorporation and without any action on the part of the holder thereof, be converted into one share of fully-paid and non-assessable common stock of Cintas Corporation, a Delaware corporation.

The Delaware Charter and Delaware Bylaws will be the governing instruments of the Company, resulting in some changes from the Company’s Amended Articles of Incorporation and Amended and Restated By-laws.

The rights of the Company’s shareholders under the DGCL, the Delaware Charter and the Delaware Bylaws may differ in certain respects from the rights of shareholders under Washington law and the Company’s Amended Articles of Incorporation and Amended and Restated By-laws, the most significant of which are described below in the sections “Comparison of Shareholder’s Rights Before and After the Reincorporation.”

Effect of Vote for the Delaware Reincorporation
A vote in favor of this proposal is a vote to approve the Plan of Conversion and therefore the Delaware Reincorporation. A vote in favor of this proposal is also effectively a vote in favor of the Delaware Charter and Delaware Bylaws.

If this proposal fails to obtain the requisite vote for approval, the Delaware Reincorporation will not be consummated and the Company will continue to be incorporated in Washington and governed by the Company’s Amended Articles of Incorporation and Amended and Restated By-laws.

Dissenters’ or Appraisal Rights
Our shareholders will not be entitled to dissenters’ rights or appraisal rights as a result of the Delaware Reincorporation.

Regulatory Approvals
The Delaware Reincorporation will not be consummated unless and until shareholder approval is obtained as described in this proxy statement. We will obtain all required consents of governmental authorities, including the filing of Articles of Conversion with the Secretary of State of Washington, the Certificate of Conversion with the Secretary of State of Delaware and the Delaware Charter with the Secretary of State of Delaware.

No Changes to Employee Benefit Plans
Upon effectiveness of the Delaware Reincorporation, all of the Company’s employee benefit plans will be continued by the Company in Delaware, and each stock option and other equity-based award issued and outstanding pursuant to such plans will automatically convert into a stock option or other equity-based award with respect to the same number of shares of our common stock, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.

Approval of the Delaware Reincorporation would constitute approval of the assumption of these plans by the Company. Assuming the Delaware Reincorporation is approved, such employee benefit arrangements will continue upon the terms and subject to the conditions currently in effect.

Material U.S. Federal Income Tax Consequences
The following discussion summarizes the material U.S. federal income tax consequences of the Delaware Reincorporation to our shareholders. This summary is not a comprehensive description of all of the U.S. federal income tax consequences of the Delaware Reincorporation that may be relevant to our shareholders, including shareholders that are subject to special tax rules. The discussion is based on the Internal Revenue Code of 1986, as amended (the Code), regulations promulgated under the Code, published rulings and court decisions, all as of the date hereof. These laws, regulations and other guidance are subject to change, possibly on a retroactive basis. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and non-income tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, foreign or other tax jurisdiction.

We believe that the Delaware Reincorporation of the Company should constitute a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Delaware Reincorporation will be treated for United States federal income tax purposes as a reorganization: (1) holders of the Company common stock will not recognize any gain or loss as a result of the consummation of the Delaware Reincorporation; (2) a holder’s aggregate tax basis of shares of the Company common stock will not change; and (3) the holding period of the shares of the Company common stock received in the Delaware Reincorporation will include the holding period of the shares of the Company converted therefor.

Accounting Consequences Associated with the Reincorporation
We expect that the Delaware Reincorporation will have no effect on the Company from an accounting perspective because there is no change in the entity as a result of the Delaware Reincorporation. As such, the historical financial statements of the Company, which have previously been reported to the SEC on our periodic reports, as of and for all periods through the date of this proxy statement, will remain the financial statements of the Company following the Delaware Reincorporation.

YOUR BOARD UNANIMOUSLY
RECOMMENDS A VOTE FOR THIS PROPOSAL.

COMPARISON OF SHAREHOLDERS' RIGHTS
BEFORE AND AFTER THE REINCORPORATION
The Delaware Reincorporation will result in certain changes to the rights of the Company’s shareholders because of differences between the DGCL, the Delaware Charter and the Delaware Bylaws, on the one hand, and the WBCA, the Company’s Washington Charter and Washington Bylaws, on the other hand.

The most significant provisions of Washington law and Delaware law are summarized below, along with the differences between the rights of the Company’s shareholders immediately before and immediately after the Delaware Reincorporation. This summary is not an exhaustive list of all differences, or a complete description of the differences described, and is qualified in its entirety by reference to Washington law, Delaware law, the WBCA, the DGCL, the Washington Charter, the Washington Bylaws, the Delaware Charter and the Delaware Bylaws.

Copies of the Company’s Washington Charter and Washington Bylaws are filed with the SEC as exhibits to our periodic reports. The Delaware Charter and Delaware Bylaws are included as Annex 3 and Annex 4, respectively, to this proxy statement.

	Cintas (Washington)	Cintas (Delaware)
Authorized Capital Stock
The Washington Charter authorizes the issuance of:
(i) 1,700,000,000 shares of common stock, no par value per share; and

(ii) 100,000 shares of preferred stock, no par value per share.
Pursuant to the Washington Charter, the Board is authorized to establish one or more series of preferred stock, and to fix and determine, and to amend, the rights and preferences of the shares of any series that is wholly unissued or to be established, including such series’ voting rights, dividends, terms, preferences, conversion rights, redemption rights and any other material terms of such series, to the fullest extent permitted by the law.

 The Delaware Charter authorizes the issuance of:
(i) 1,700,000,000 shares of common stock, no par value per share; and

(ii) 100,000 shares of preferred stock, no par value per share.
Pursuant to the Delaware Charter, the Board is authorized to establish one or more classes or series of preferred stock, and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions of such series, and to increase or decrease the number of shares of such class or series, to the fullest extent permitted by law.

Voting Rights	Unless otherwise provided in the Washington Charter or by Washington law, the Washington Bylaws provide that every shareholder entitled to vote is entitled to one vote per share for each proposal submitted to shareholders for a vote at a meeting of the shareholders. Unless required by law or the Washington Charter or the Washington Bylaws, all matters will be decided by the vote of the majority of the votes cast at a meeting at which a quorum is present.	Unless otherwise provided in the Delaware Charter or by Delaware law, the Delaware Bylaws provide that every stockholder entitled to vote is entitled to one vote per share for each proposal submitted to stockholders for a vote at a meeting of the stockholders. Unless required by Delaware law, the Delaware Charter or the Delaware Bylaws, all matters, other than the election of directors, will be decided by the affirmative vote of the majority of the votes cast at a meeting at which a quorum is present.
Dividends
Under the WBCA, a corporation may not make a distribution, if after giving effect thereto, either: (i) it would be unable to pay its liabilities as they become due in the usual course of business or (ii) its total assets would be less than the sum of its total liabilities.
Pursuant to the WBCA and the Washington Charter, subject to the rights of holders of preferred stock that may be authorized and issued, the Board may declare and pay dividends on the Company’s common stock out of funds legally available for such purpose.

Under the DGCL, subject to any restrictions in the corporation’s certificate of incorporation, a corporation may pay dividends out of surplus, or, if there is no surplus, out of net profits for the fiscal year in which declared and for the preceding fiscal year.
Pursuant to the DGCL and the Delaware Bylaws, the Board may declare and pay dividends upon the shares of capital stock of the Company, which dividends may be paid either in cash, in property or in shares of the capital stock of the corporation.

Number of Directors
The WBCA provides that a corporation’s board of directors must consist of one or more individuals. The Washington Charter provides that the number of directors shall be determined in the manner provided by the Washington Bylaws and may be increased or decreased in the manner provided therein.
The Washington Bylaws provide that the number of directors, which shall not be less than three, may be fixed or changed (i) by the affirmative vote of the holders of a majority of the shares entitled to vote on such proposal at a meeting of the shareholders at which a quorum is present or (ii) by the majority vote of the directors present at a meeting at which a quorum is present. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director and any increase in the number of directors may be filled by the directors then in office.
The Board currently consists of nine members.

The DGCL provides that the board of directors of a Delaware corporation must consist of one or more directors as fixed by the corporation’s certificate of incorporation or bylaws. The Delaware Charter provides that the number of directors shall be determined exclusively by one or more resolutions adopted from time to time solely by the affirmative vote of a majority of the Board.
The Delaware Charter and Delaware Bylaws provide that number of directors shall consist of not less than eight nor more than twelve directors, which may be fixed or changed from time to time solely by resolution adopted by the affirmative vote of a majority of the Board. A decrease in the number of directors shall not have the effect of shortening the term of any incumbent director and any increase in the number of directors shall be filled solely by a majority of the directors then in office.
Upon consummation of the Delaware Reincorporation the Board is expected to consist of eight directors.

Election and Classes of Directors
The WBCA generally provides that directors are elected at each annual meeting of the shareholders.
The Washington Bylaws provide that directors on the Board shall be elected at the annual meeting, or if not so elected, at a special meeting called for such purpose. Each director shall be elected by the majority of the votes cast with respect to that director at a meeting of the shareholders at which a quorum is present; provided, however, that if the number of nominees for director exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented at such shareholder meeting at which a quorum is present.
The Board is not classified; all directors are elected annually.

The DGCL provides that, unless the certificate of incorporation or bylaws provide otherwise, directors will be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
The Delaware Bylaws provide that directors on the Board shall be elected at the annual meeting, or at any special meeting. Each directors shall be elected by a majority of the votes cast with respect to that director at a meeting of the stockholders at which a quorum is present; provided, however, if the number of nominees for director exceeds the number of directors to be elected, the directors shall be elected by a plurality of the votes cast with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present.
Upon consummation of the Delaware Reincorporation, the Board is not expected to be classified; all directors are expected to be elected annually.

Removal of Directors
The WBCA provides that a director may be removed from office with or without cause, unless the articles of incorporation specify that removal may only be for cause.
The WBCA further provides that a director may be removed if the number of votes cast to remove the director exceeds the number cast not to remove the director, except to the extent the articles of incorporation or bylaws require a greater number; provided, that, if a director is elected by shareholders of one or more authorized classes or series of shares, only the shareholders of those classes or series of shares may participate in the vote to remove such director.
The Washington Charter provides that directors may be removed only for cause and only if the number of votes cast to remove such director exceeds the number of votes cast not to remove such director (with abstentions and broker non-votes not considered votes cast).

The DGCL permits that the directors of a non-classified board may be removed by stockholders, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote generally in the election of directors.
The Delaware Bylaws provide that a director may be removed from office by the stockholders with the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Company generally entitled to vote in the election of directors, voting together as a single class.

Filling Vacancies on the Board of Directors
The Washington Bylaws provide that any vacancy on the Board for any cause, may be filled by the remaining directors, though less than a majority of the whole board, for the unexpired term. A director elected to fill a vacancy created by an increase in the number of directors may be filled by the Board for a term of office continuing only until the next election of directors by the shareholders.
No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

The Delaware Charter provides that vacancies on the Board for any cause, except as otherwise required by law, may be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director, and each director so elected shall hold office until the annual meeting at which his or her term expires and until his or her successor shall have been duly elected.
No decrease in the number of directors shall have the effect of shortening the term of any incumbent director.

Nomination of Director Candidates by Shareholders
The Washington Bylaws provide that shareholders may properly nominate a candidate for election as a director by providing timely notice in proper form and in writing to the corporate secretary. To be timely, a shareholder must deliver the notice in writing, by registered mail, to the Company’s corporate secretary at the Company’s principal office not earlier than the one hundred fiftieth (150th) day nor later than 5:00 p.m., Eastern Time, on the one hundred twentieth (120th) day prior to the annual meeting of shareholders or, with respect to a special meeting of shareholders, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of a recess, adjournment or postponement of such shareholder meeting commence a new time period for the delivery of the notice by a shareholder, and a shareholder is not entitled to make additional or substitute nominations following the expiration of the applicable notice period. The number of nominees a shareholder may nominate for election to the Board at a shareholders’ meeting shall not exceed the number of directors to be elected at such meeting.
To be in proper written form, a shareholder’s nomination notice to the Company must set forth certain information and representations about the nominating shareholder and its nominee, as more particularly set forth in the Washington Bylaws. Except as otherwise provided by Washington law or the Washington Charter or the Washington Bylaws, the person presiding over the meeting at which directors are to be elected shall have the power and duty to determine whether a nomination was made or proposed in accordance with the procedures set out in the Washington Bylaws and, if any proposed nomination is not in compliance, to declare that such defective nomination shall be disregarded.

The Delaware Bylaws provide that stockholders may properly nominate a candidate for election as a director by providing timely notice in proper form and in writing to the Company’s secretary not less than ninety (90) nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than seventy (70) days after such anniversary date then to be timely such notice must be received by the Company no earlier than one hundred and twenty (120) days prior to such annual meeting and no later than the later of ninety (90) days prior to the date of the meeting or the tenth (10th) day following the day on which public announcement of the date of the meeting was first made by the Company. In no event shall the adjournment, recess or postponement of any meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The number of nominees a stockholder may nominate for election at the annual meeting on its own behalf shall not exceed the number of directors to be elected at such annual meeting.
To be in proper written form, a stockholder’s nomination notice to the Company must set forth certain information and representations about the nominating stockholder and its nominee, as more particularly set forth in the Delaware Bylaws. The Board, the chairperson of the Board or the chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Delaware Bylaws.

Shareholder Proposals
The Washington Bylaws provide that for business other than the nomination of directors to be properly brought before an annual meeting or special meeting, the shareholder must provide timely notice of its intention in writing and that such business must also be a proper matter for action by the shareholders. To be timely, a shareholder must deliver the notice in writing, by registered mail, to the Company’s corporate secretary at the Company’s principal office not earlier than the one hundred fiftieth (150th) day nor later than 5:00 p.m., Eastern Time, on the one hundred twentieth (120th) day prior to the annual meeting of shareholders or, with respect to a special meeting of shareholders, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of a recess, adjournment or postponement of such shareholder meeting commence a new time period for the delivery of the notice by a shareholder.
To be in proper written form, a shareholder’s notice to the Company must set forth certain information and representations about such shareholder and each matter such shareholder proposes to bring before the meeting, as more particularly set forth in the Washington Bylaws. Except as otherwise provided by law, the Washington Charter or the Washington Bylaws, the chairman presiding over the meeting shall have the power and duty to determine whether such business or proposal was made or proposed in accordance with the procedures set out in the Washington Bylaws and, if any business or proposal is not in compliance, to declare that such business or proposal is defective.
Nothing in the Washington Bylaws shall be deemed to affect any rights of a shareholder to request inclusion of a proposal in, nor the right of the Company to omit a proposal from, the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

The Delaware Bylaws provide that for business other than the nomination of directors to be properly brought before an annual meeting or special meeting, a stockholder must provide timely notice of its intention in writing and that such business must also be a proper matter for action by the stockholders. To be timely, a stockholder must deliver the notice in writing to the Company’s secretary not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting of stockholders; however, that in the event that the date of the annual meeting is advanced more than thirty (30) days prior to such anniversary date or delayed more than seventy (70) days after such anniversary date then to be timely such notice must be received by the Company no earlier than one hundred and twenty (120) days prior to such annual meeting and no later than the later of ninety (90) days prior to the date of the meeting or the tenth (10th) day following the day on which public announcement of the date of the meeting was first made by the Company.
To be in proper written form, a stockholder’s notice to the Company must set forth certain information and representations about such stockholder and each matter such stockholder proposes to bring before the meeting, as more particularly set forth in the Delaware Bylaws. The Board, the chairperson of the Board or the chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting.
Nothing in the Delaware Bylaws shall be deemed to affect any rights of a stockholder to request inclusion of a proposal in, nor the right of the Company to omit a proposal from, the Company’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

Action by Written Consent
The WBCA provides that any action that is required or permitted to be taken outside of a meeting may also be taken by shareholders without a meeting if one or more written consents describing the action taken are signed (i) by all shareholders entitled to vote on the corporate action or (ii) by shareholders holding of record or otherwise entitled to vote not less than the minimum number of votes that would be necessary to approve such action at a meeting, and at the time the shareholder action is approved, the corporation is authorized to approve such action by an authorization contained in its articles of incorporation.
The Washington Charter does not expressly authorize shareholder actions by written consent and thus shareholder actions by written consent are only permitted if approval by all shareholders entitled to vote as provided in the default provisions of the WBCA.

The DGCL provides that, unless otherwise provided in the a corporation’s certificate of incorporation or bylaws, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, are signed by the holders of issued and outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.
The Delaware Charter provides that stockholders may not act by written consent in lieu of a meeting.

Calling Special Meetings of Shareholders	The Washington Charter provides that special meetings of the shareholders may be called by holders of 50% or more of the shares of all classes of the Company’s outstanding stock entitled to vote at such meetings.
The Delaware Charter and Delaware Bylaws provide that special meetings of the stockholders may be called only by (i) the Board, (ii) the chairman of the Board or President or (iii) by the Secretary upon written request of holders of at least 50% of the voting power of the outstanding capital stock of the Company entitled to vote at such meetings.

Notice of Shareholder Meetings	The Washington Bylaws provide that a written notice of the time, place and purposes of any meeting of shareholders shall be given to each shareholder entitled thereto not less than ten (10) days nor more than sixty (60) days before the date fixed for the meeting and as prescribed by Washington law. At any time, upon written request of the holders of not less than fifty percent (50%) of all of the outstanding shares of the Company entitled to vote at the meeting, the corporate secretary shall give notice of a special meeting not less than ten (10) nor more than sixty (60) days after receipt of such written request	The Delaware Bylaws provide that a written notice of the time, place and purposes of any meeting of stockholders shall be given to each stockholder entitled thereto not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting.
Quorum at Shareholder Meetings
The WBCA provides that unless as otherwise stated in the articles of incorporation, a majority of the votes to be cast on a corporate action by the voting group constitutes a quorum.
The Washington Bylaws provide that the holders of shares entitling them to exercise a majority of the voting power of the Company, present in person or by proxy shall constitute a quorum at any meeting of the shareholders.
Any meeting of shareholders may be adjourned from time to time, without notice other than by announcement at the meeting, by the shareholders present, even if less than a quorum. If a quorum is represented at a reconvened meeting following an adjournment, any business may be transacted that may have been transacted at the original meeting.

The DGCL provides that the holders of a majority of stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of stockholders.
The Delaware Bylaws provide that the holders of a majority of the voting power of all outstanding securities of the Company generally entitled to vote at a meeting of stockholders, present in person or by proxy, shall constitute a quorum.
Any meeting of the stockholders may be adjourned from time to time, without notice other than by announcement at the meeting, if a quorum is not present by the chairperson of the meeting or a majority in voting power of the stockholders present in person or represented by proxy. If a quorum is represented at a reconvened meeting following an adjournment, any business may be transacted that might have been transacted at the meeting as originally notified.

Shareholder Rights Plan	The Company does not have a shareholder rights plan in effect.	Upon consummation of the Delaware Reincorporation, the Company is not expected to have a stockholder rights plan.

Applicability of Business Combination Statute / Anti-Takeover Statutes
Chapter 23B.19 of the WBCA generally prohibits a target corporation from engaging in certain significant business transactions (defined to include mergers, and other specified transactions) with an acquiring person, which is defined as a person or group of persons that beneficially owns 10% or more of the voting power of the target corporation, for a period of five years after the date of the share acquisition that first made the person an acquiring person, unless, (i) the business transaction or the acquisition of shares is approved by a majority of the members of the target corporation’s board of directors prior to the time the acquiring person first became a 10% beneficial owner of the target corporation’s voting securities or (ii) by a majority of the members of the target corporation’s board of directors and two-thirds (66-2/3%) of the target corporation’s shareholders entitled to vote at the time of or subsequent to the business transaction (excluding shares beneficially owned by or under the voting control of the acquiring person). A corporation may not opt out of Chapter 23B.19 of the WBCA, and thus the Company is subject to such restrictions.
The Washington Charter further provides that no business combination (as defined in the Washington Charter) may be effected with an interested shareholder, defined therein as any corporation, person or other entity which is the beneficial owner, directly or indirectly, of outstanding voting securities of the Company representing 15% or more of the votes then entitled to be voted in the election of the directors, for a period of five years following the date that such shareholder became an interested shareholder, unless (i) approved by the affirmative vote of the holders of outstanding voting securities of the Company entitled to exercise two-thirds (66-2/3%) of the combined voting power of the Company and (ii) by the affirmative vote of two-thirds (66-2/3%) of the voting securities beneficially owned by disinterested shareholders. These provisions are not applicable if the business combination is approved by a majority of directors who are not associates or affiliates of such a 15% beneficial owner.
The Washington Charter also requires that any person who acquires more than 15% of the Company’s voting securities without prior director approval must, within 25 days of acquiring such voting securities, offer to purchase for cash all outstanding voting securities, securities convertible into voting securities, and options, warrants or rights to purchase voting securities or securities convertible into voting securities of the Company. The offer price must be the higher of the highest price paid by that person, adjusted for a control premium, or the highest recent market price. These provisions are not applicable if the transaction by which a person became an interested shareholder is approved by a majority of the disinterested directors.

The Delaware corporation will be governed by Section 203 of the DGCL, which prohibits a defined set of transactions between a Delaware corporation and an “interested stockholder.” An interested stockholder is defined as a person who, together with affiliates or associates of such person, beneficially owns, directly or indirectly, 15% or more of the outstanding voting shares of a Delaware corporation. Section 203 of the DGCL may prohibit business combinations between an interested stockholder and a corporation for a period of three years after the date the interested stockholder becomes an interested stockholder. The term “business combination” is broadly defined to include a broad array of transactions, including mergers, consolidations, sales or other dispositions of assets having a total value in excess of 10% of the consolidated assets of the corporation or all of the outstanding stock of the corporation, and some other transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This prohibition is effective unless: (i) the business combination or the transaction that resulted in the stockholder becoming an interested stockholder is approved by such corporation’s board prior to the time the interested stockholder becomes an interested stockholder, (ii) the interested stockholder acquired at least 85% of the voting stock of the corporation, other than stock held by directors who are also officers or by qualified employee stock plans, in the transaction in which it becomes an interested stockholder, or (iii) the business combination is approved by a majority of the board of the corporation and by the affirmative vote of 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Indemnification of Directors and Officers and Insurance
The WBCA provides for or permits indemnification of directors and officers in certain situations.
Specifically, Section 23B.08.320 and Section 23B.08.570 of the WBCA permit a corporation to eliminate or limit by its articles of incorporation the personal liability of directors or officers to a corporation or its shareholders for conduct as a director or officer, as applicable, if not inconsistent with Washington law, except for (i) acts or omissions that involve intentional misconduct of the director or officer, as applicable, or a knowing violation of law by the director or officer, as applicable, (ii) conduct violating Section 23B.08.310 (liability for unlawful distributions) or (iii) any transaction from which the director or officer, as applicable, will personally receive a benefit in money, property, or services to which the director or officer is not legally entitled. Further, unless limited by the articles of incorporation, Section 23B.08.520 and Section 23B.08.570 of the WBCA require indemnification by a corporation if a director or officer is wholly successful in the defense of any proceeding to which it is a party because it is a director or officer of the corporation.
Additionally, Section 23B.08.560 and Section 23B.08.570 of the WBCA authorize a corporation to indemnify, advance expenses or reimburse expenses of directors and officers in proceedings in their capacity as a director or officer, subject to certain exceptions. Further, Section 23B.08.580 of the WBCA permits corporations to purchase and maintain director and officer insurance regardless of whether the corporation has the power to indemnify against the same liability under Sections 23B.08.510 or 23B.08.520.
As permitted by Section 23B.08.320 of the WBCA, the Washington Charter provides that directors of the Company are not liable to the Company or its shareholders for monetary damages for conduct as a director of the Company. Further, the Washington Bylaws provide that the Company may indemnify a director or officer who is a party to a proceeding against liability incurred by the director or officer in the proceeding to the maximum extent permitted by the WBCA, provided that no indemnification will be provided to such director or officer if the Company is prohibited by the nonexclusive provisions of the WBCA or other applicable law, as then in effect, from paying such indemnification. The Washington Bylaws also provide that, subject to certain exceptions, the Company will indemnify such director or officer in connection with a proceeding (or part thereof) initiated by such director or officer only if such proceeding (or part thereof) was authorized or ratified by the Board.
The Company has also entered into indemnification agreements with its directors and executive officers, which require the Company to indemnify the director or executive officer to the fullest extent permitted by the WBCA in proceedings by reason of the fact that such person is or was a director or executive officer of the Company.

The DGCL provides for or permits indemnification of directors and officers in certain situations.
Section 145 of the DGCL provides that a corporation has the power to indemnify any person who as or is made a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact the person is or was a director, officer, employee or agent of the corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.
Additionally, the DGCL permits expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding to be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon the receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the DGCL.
Under the DGCL, the indemnification and advancement of expenses provided by, or granted pursuant to Section 145 of the DGCL, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and will inure to the benefit of heirs, executors and administrators of such person.
As permitted by the DGCL, the Delaware Charter provides that the directors and officers of the Company are not liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Further, the Delaware Charter and Delaware Bylaws provide that the Company will indemnify each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, to the fullest extent permitted by the DGCL. Additionally, the Company may, by action of the Board, indemnify employees and agents of the Company as authorized by the DGCL.
Upon consummation of the Delaware Reincorporation, the Delaware corporation is expected to enter into indemnification agreements with its directors and officers.

Amendments to Articles of Organization / Incorporation and Bylaws
Sections 23B.10.010 through 23B.10.040 of the WBCA generally provide that a corporation’s articles of incorporation may be amended if the amendment is approved and recommended by the board of directors to the shareholders and approved upon the affirmative vote of the holders of a majority of the corporation’s outstanding voting stock. Pursuant to Section 23B.10.020 of the WBCA, the board of directors may adopt certain amendments to the articles of incorporation without shareholder approval.
The Washington Charter reserves the right to amend or repeal the provisions contained therein in accordance with and as permitted by the WBCA. Additionally, the Washington Charter requires that amendments to the business combination provisions of such articles be approved by the affirmative vote of a majority of the disinterested directors and the affirmative vote of the holders of two-thirds (66-2/3%) of the Company’s outstanding voting securities and the affirmative vote of two-thirds (66-2/3%) of the voting securities beneficially owned by disinterested shareholders.
Section 23B.10.200 of the WBCA provides that a corporation’s board of directors may amend or repeal the corporation’s bylaws unless the corporation’s articles of incorporation or the WBCA reserves the power to amend the bylaws exclusively to the shareholders in whole or in part, or the shareholders, in amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. A corporation’s shareholders, subject to certain limitations under the WBCA, may amend or repeal the bylaws, even though the bylaws may also be amended or repealed by the board of directors.
In accordance with Section 23B.10.200 of the WBCA, the Washington Charter and the Washington Bylaws provide that the Board has the power to amend or repeal the Washington Bylaws, and that the shareholders of the Company also have the power to amend or repeal such bylaws. Additionally, all bylaws made by the Board may be amended or repealed by the shareholders.

Section 242 of the DGCL provides that an amendment to the corporation’s charter generally requires the approval of the corporation’s board of directors and the holders of the majority of the outstanding stock entitled to vote thereon unless the charter requires a higher vote. In addition, if the proposed amendment would increase or decrease the aggregate number of authorized shares of a class of stock, increase or decrease the par value of the shares of such class or change the power, preferences or special rights of the shares so as to affect them adversely, the holders of a majority of the outstanding shares of such class will be entitled to vote as a class upon the proposed amendment.
The Delaware Charter reserves the right to amend or repeal the provisions therein in accordance with and as permitted by Delaware law. As permitted by the DGCL, the Delaware Charter provides that amendments to provisions therein require the approval of (i) a majority of the Board and (ii) holders of a majority of the total voting power of all outstanding securities of the Company, generally entitled to vote in the election of directors, voting together as a single class.
Under Section 109 of the DGCL, the power to make, alter or repeal bylaws is conferred upon the stockholders. A corporation may, however, in its certificate of incorporation, also confer upon the board of directors the power to make, alter or repeal its bylaws. In accordance with the DGCL, the Delaware Charter and Delaware Bylaws provide that all amendments to the Delaware Bylaws must be approved by the affirmative vote of the holders of a majority of the total voting power of all outstanding securities of the Company, generally entitled to vote in the election of directors, voting together as a single class, or by a majority of the Board.

Appraisal Rights	Chapter 23B.13.020 of the WBCA provides that a shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder’s shares in the event of certain specified corporate actions, including: (i) consummation of a merger to which the corporation is a party if shareholder approval is required or the shareholder is otherwise entitled to vote on the merger but for certain provisions of the WBCA or if the corporation is a subsidiary that is merged with its parent; (ii) a plan of share exchange, which has become effective, to which the corporation is a party as the corporation whose shares have been acquired, if the shareholder was entitled to vote on the plan; (iii) a sale, lease, exchange or other disposition, which has become effective, of all or substantially all of the property of the corporation other than in the regular course of business, if the shareholder was entitled to vote on such disposition; (iv) an amendment of the articles of incorporation, whether or not the shareholder was entitled to vote on the amendment, if the amendment effects a redemption or cancellation of all of the shareholder’s shares in exchange for cash or other consideration other than shares of the corporation; (v) any action described in Chapter 23B.25.120 of the WBCA; (vi) any corporate action approved pursuant to a shareholder vote to the extent the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares; (vii) a plan of entity conversion in the case of a conversion of a domestic corporation to a foreign corporation, subject to certain exceptions or (viii) consummation of a conversion of the corporation to another entity which is not a foreign corporation pursuant to Chapter 23B.09.010 of the WBCA.
Delaware law provides that any stockholder of a corporation who holds shares of stock on the making of a demand pursuant to Section 262(d) of the DGCL with respect to such shares through the effective date of the merger, consolidation, conversion, transfer, domestication or continuance, who has otherwise complied with Section 262(d) of the DGCL and who has neither voted in favor of the merger, consolidation, conversion, transfer, domestication or continuance nor consented thereto in writing pursuant to Section 228 of the DGCL will be entitled to appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock. Appraisal rights will be available under Delaware law for the shares of any class or series of stock of a constituent, converting, transferring, domesticating or continuing corporation in a merger, consolidation, conversion, transfer, domestication or continuance to be effected, subject to the limitations detailed in Section 262 of the DGCL.
Delaware law provides an exception to a stockholder’s appraisal rights commonly known as the “market-out” exception. Under this exception, appraisal rights will not be available if stockholders hold stock of a corporation that is either (i) listed on a national stock exchange or (ii) held of record by over 2,000 holders. After the Conversion, the Company’s common stock will continue to be traded on the NASDAQ, and therefore, the market-out exception will apply to the Company’s common stock immediately after the Conversion. Holders of common stock will not have appraisal rights under Delaware law while the market-out exception is applicable, except if such holders would receive consideration in the transaction other than (a) stock of the surviving corporation, (b) stock of any other corporation that is or will be listed on a national securities exchange or held by over 2,000 stockholders, (c) cash in lieu of fractional shares or (d) any combination of the foregoing.

Forum for Adjudication of Disputes	The Washington Charter and the Washington Bylaws do not provide for an exclusive forum for the adjudication of shareholder disputes.	The Delaware Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for (i) (a) any derivative action or proceeding brought on behalf of the Company, (b) any action asserting a claim of breach of fiduciary duty owed by any current or former director, officer, or other employee or stockholder of the Company to the Company or the Company’s stockholders, (c) any action asserting a claims arising pursuant to any provision of Delaware law, the Delaware Charter or the Delaware Bylaws as to which Delaware law confers jurisdiction on the Court of Chancery of the State of Delaware or (d) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the federal district court for the District of Delaware); and (ii) the federal district courts of the United States shall be the sole and exclusive forum for any action asserting a cause of action arising under the Securities Act of 1933.

STOCK OWNERSHIP

PRINCIPAL
SHAREHOLDERS
The following table sets forth the names and addresses of the only shareholders known by Cintas to own beneficially 5% or more of its outstanding Common Stock as of August 31, 2026. All share amounts shown below are as adjusted to reflect the Stock Split. In general, “beneficial ownership” includes those shares that a person has the sole or shared power to vote or dispose of, including shares that the person has the right to acquire within 60 days.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Scott D. Farmer(1)	56,043,772 (4)	14.0%
Vanguard Capital Management LLC(2)	28,876,549 (5)	7.2%
BlackRock, Inc.(3)	28,799,136 (6)	7.2%
___________
(1)The mailing address of Scott D. Farmer is 8044 Montgomery Road, Suite 480, Cincinnati, Ohio 45236.
(2)The mailing address of Vanguard Capital Management LLC is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(3)The mailing address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.
(4)Mr. Farmer has sole voting and dispositive power over 56,043,772 shares of Cintas common stock. This amount includes (a) 87,899 shares of Cintas common stock held directly by Mr. Farmer, of which 14,667 shares are pledged, (b) 33,505,548 shares of Cintas common stock held indirectly by Mr. Farmer through Summer Hill Partners, LLLP, 15,651,200 shares held indirectly by Summer Hill Partners II, LLC, 1,487,352 shares held indirectly by a limited liability company under control of Mr. Farmer, 4,000,000 shares held indirectly by Summer Hill Partners IV, LLC, (c) 953,100 shares of Cintas common stock held indirectly by Mr. Farmer through trusts for the benefit of Mr. Farmer and members of his immediate family over which Mr. Farmer serves as trustee, (d) 335,520 shares of Cintas common stock held indirectly by Mr. Farmer through a limited partnership, (e) 18,304 shares of Cintas common stock held indirectly by Mr. Farmer through his spouse and (f) 4,849 shares of Cintas common stock held indirectly by Mr. Farmer through an employee stock ownership plan.
    While Mr. Farmer may be deemed to have or share voting or dispositive power with respect to shares of Cintas common stock owned by Summer Hill Partners, LLP, Summer Hill Partners II, LLC, Summer Hill Partners IV, LLC, he disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any.
(5)This information is based solely on the Schedule 13G filed with the SEC on April 29, 2026, by Vanguard Capital Management LLC, which reflects that as of March 31, 2026, Vanguard Capital Management LLC has sole dispositive power with respect to 28,876,549 shares of Cintas common stock and sole voting power with respect to 3,396,072 shares of Cintas common stock.
(6)This information is based solely on the Schedule 13G/A filed with the SEC on January 26, 2024, by BlackRock, Inc., which reflects that as of December 31, 2023, BlackRock, Inc. has sole dispositive power with respect to 28,799,136 shares of Cintas common stock and sole voting power with respect to 26,004,360 shares of Cintas common stock.

SECURITY OWNERSHIP OF DIRECTOR
NOMINEES AND EXECUTIVE OFFICERS
The following table shows the amount of Cintas Corporation Common Stock each director and NEO included in the Summary Compensation Table, and the directors and executive officers, as a group, owned on August 31, 2026.

		Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership		Percent of Class

Scott D. Farmer	Executive Chairman of the Board	56,043,772	(2)	14.0%
Todd M. Schneider(5)	Chief Executive Officer and Director	730,621		*
Melanie W. Barstad	Director	65,603		*
Beverly K. Carmichael	Director	5,903		*
Karen L. Carnahan	Director	49,279		*
Robert E. Coletti	Director	411,355	(3)	*
Martin Mucci	Director	9,839		*
Joseph Scaminace	Director	82,607		*
Ronald W. Tysoe	Director	61,459		*
Scott A. Garula	Executive Vice President and Chief Financial Officer	190,971		*
James N. Rozakis(5)	President and Chief Operating Officer	333,051		*
D. Brock Denton(5)	Executive Vice President, Secretary and General Counsel	76,977		*
All Directors and Current Executive Officers as a Group (11 persons)		57,995,834	(4)	14.4%
__________
* Less than 1%
(1)The following shares of common stock for options exercisable within 60 days for each director and current NEO are included in the amount of common stock beneficially owned: Mr. Farmer - 0, Mr. Schneider - 35,748, Ms. Barstad - 39,011, Ms. Carmichael - 4,563, Ms. Carnahan - 24,023, Mr. Coletti - 39,011, Mr. Mucci - 6,715 Mr. Scaminace - 39,011, Mr. Tysoe - 39,011, Mr. Garula - 85,456, Mr. Rozakis - 47,832 and Mr. Denton - 47,908.
(2)See Principal Shareholders on page 68.
(3)Includes 26,744 shares of Cintas common stock held directly by Mr. Coletti and 345,600 shares held indirectly by trusts for the benefit of Mr. Coletti and members of his immediate family over which Mr. Coletti serves as trustee, of which 5,067 shares are pledged. Mr. Coletti disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein.

(4)Includes options for 369,278 shares, which are exercisable within 60 days.
(5)The principal position reflected in the table above was effective July 2026, as a result of the Board's ongoing corporate governance, specifically an internal corporate realignment whereas Mr. Schneider transitioned from serving as President and CEO to CEO, Mr. Rozakis transitioned from serving as Executive Vice President and COO to President and COO, and Mr. Denton transitioned from serving as Senior Vice President, Secretary and General Counsel to Executive Vice President, Secretary and General Counsel.
Pursuant to the Directors' Deferred Compensation Plan, the following Directors have been credited with the following number of phantom stock units as of August 31, 2026: Ms. Barstad - 4,734; Ms. Carnahan - 6,816; Mr. Coletti - 11,363; and Mr. Tysoe - 38,839. The holders do not have voting or investment power over these phantom stock units.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 requires Cintas' executive officers, directors and persons who own more than ten percent of Cintas' common stock to file reports of ownership with the SEC and to furnish Cintas with copies of these reports. Based solely upon its review of reports received by it, or upon written representation from certain reporting persons that no reports were required, Cintas believes that during fiscal 2026 all filing requirements were met, except for the following Form 4s filed on December 17, 2025 reporting historical monthly phantom stock unit acquisitions related to previous deferrals of cash retainers: (i) two Form 4s reporting 34 transactions (corresponding to 5 annual deferrals) for Ms. Barstad, (ii) two Form 4s reporting 48 transactions (corresponding to 7 annual deferrals) for Ms. Carnahan, (iii) two Form 4s reporting 60 transactions (corresponding to 10 annual deferrals) for Mr. Coletti and (iv) five Form 4s reporting 133 transactions for Mr. Tysoe (corresponding to 18 annual deferrals).

RELATED PERSON TRANSACTIONS
Cintas Corporation has a 25% interest in a corporate airplane with an entity owned by the family of its Executive Chairman of the Board, Scott D. Farmer. This arrangement began on February 23, 2006. Cintas manages the airplane under an operating agreement whereby each party pays their own operating expenses for use of the plane, and common costs are shared based on ownership percentages. For fiscal 2026, Cintas was reimbursed $4,592,003 under this arrangement.

Joseph Automotive Group engages Cintas for a variety of services. George R. Joseph, a principal and part owner, is a brother-in-law of Mr. Farmer and Robert E. Coletti. Joseph Automotive Group paid Cintas fees of $592,965 for services provided during the fiscal year ended May 31, 2026. Mr. Joseph does not receive any direct compensation from services provided by Cintas.

Certain stock exchange rules require Cintas to conduct an appropriate review of all related party transactions (those required to be disclosed by Cintas pursuant to SEC Regulation S-K Item 404) for potential conflict of interest situations on an ongoing basis and that all such transactions must be approved by the Audit Committee or another committee comprised of independent directors. As a result, the Audit Committee annually reviews all such related party transactions and approves such related party transactions only if it determines that it is in the best interests of Cintas. In considering the transaction, the Audit Committee may consider all relevant factors, including as applicable, (i) Cintas' business rationale for entering into the transaction; (ii) the alternatives to entering into a related person transaction; (iii) whether the transaction is on terms comparable to those available to third parties, or in the case of employment relationships, to employees generally; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction to Cintas.

While Cintas adheres to this policy for potential related person transactions, the policy is not in written form (other than as part of listing agreements with stock exchanges to the extent required). However, approval of such related person transactions is evidenced by Audit Committee resolutions in accordance with our practice of approving transactions in this manner.

SHAREHOLDER PROPOSALS

SHAREHOLDER PROPOSAL REGARDING
SUPPORT FOR GOVERNANCE BY
MAJORITY VOTING
(Item 5 on the Proxy Card)

John Chevedden, whose address and share ownership information are available upon request as described on page 79, has notified the Company of his intention to offer the following proposal for consideration at the Annual Meeting. The shareholder proposal will be voted on at the Annual Meeting if properly presented by the shareholder proponent or by a qualified representative on behalf of the shareholder proponent. We are presenting the proposal verbatim as it was submitted to us by the proponent, including incorporating revisions that were acceptable to us. We are not responsible for the contents of the proposal, and do not agree with many of the claims and assertions, as noted in our opposition statement. As described more fully in the statement in opposition, the Board unanimously recommends a vote AGAINST the shareholder proposal.

Shareholders request that the Board of Directors take each step necessary so that each voting requirement in our charter and bylaws (that is explicit or implicit due to default to state law) that calls for a greater than simple majority vote be replaced by a requirement for a majority of the votes cast for and against applicable proposals, or a simple majority in compliance with applicable laws.

This means the closest standard to a majority of the votes cast for and against such proposals consistent with applicable laws. This proposal includes that the Company shall state in its governing documents that it shall not have any super-majority voting standards, which includes default super-majority voting standards, upon adoption of this proposal.

This proposal received 68% of the for and against votes at the 2022 CTAS annual meeting. However the 68% vote fell short of the elevated votes required based on the CTAS shares outstanding. It appears that the CTAS officers and directors, who control 15% of the CTAS voting power, resisted the will of the vast majority of non-insider shareholders. The CTAS officers and directors are thus encouraged to reverse themselves for the greater good of all CTAS shareholders and vote with the majority of CTAS shareholders.

Shareholders are willing to pay a premium for shares of companies that have excellent corporate governance. The supermajority voting requirements, like those of CTAS, have been found to be one of 6 entrenching mechanisms that are negatively related to company performance according to "What Matters in Corporate Governance" by Lucien Bebchuk, Alma Cohen and Allen Ferrell of the Harvard Law School. Supermajority requirements can be used to block proposals supported by most shareowners.

This proposal topic won from 74% to 88% support at Weyerhaeuser, Alcoa, Waste Management, Goldman Sachs, FirstEnergy and Macy's. These votes would have been higher than 74% to 88% if more shareholders had access to independent proxy voting advice.

This proposal topic also received impressive 98% support at annual meetings of Domino's Pizza, FMC Corporation, ConocoPhillips, Masco Corporation and Power Integrations without any special effort by the proponent.

It is also important to vote in favor of this proposal to take one step forward at a company like CTAS that has other deficiencies in its corporate governance. It takes 50% of CTAS shares to call for a special shareholder meeting and since CTAS insiders control 15% of the vote this so-called right is utterly useless. Plus CTAS shareholders have no right to act by written consent.

Please vote yes:
Support for Shareholder Governance by a Majority Vote - Item 5

The Board’s Response to the Shareholder Proposal

The Board recommends a vote AGAINST this proposal for the reasons described below.
•The Board has demonstrated a record of responsiveness to our shareholders. Specifically, in response to a shareholder proposal to eliminate supermajority provisions that received majority support at the 2021 Annual Meeting, the Board included three proposals at the 2022 Annual Meeting to remove supermajority voting standards. Two of these proposals passed at that meeting and have since been implemented, while one proposal failed.
•The remaining supermajority voting standards in our governing documents that are explicit or implicit due to default to Washington state law are related to significant transactions with interested parties, which we believe have extremely limited applicability and can be protective of the non-interested shareholders.
•During our engagements following the 2022 Annual Meeting, shareholders generally agreed that it is not necessary to re-propose amendments to remove or opt out of these remaining supermajority voting standards.
•The Board continues to believe that it would not be a proper allocation of the Company’s time and resources to pursue approval of these narrow amendments.

Shareholder Engagement
In response to a shareholder proposal to eliminate supermajority provisions that received majority support at the 2021 Annual Meeting, we made three management proposals at the 2022 Annual Meeting to remove supermajority voting standards. Leading up to the 2022 Annual Meeting, we also engaged in enhanced outreach to shareholders, in part due to the high approval thresholds required for the proposals to pass. Two proposals — eliminating the supermajority voting standard to remove directors for cause and eliminating the supermajority voting standard for shareholder approval of mergers, share exchanges, asset sales and dissolutions — passed at that meeting and have since been implemented. The other proposal — eliminating the supermajority voting standard for business combinations with interested persons — failed.

We have continued to engage with our shareholders. During these engagements, we shared the Board’s view that it is not in the best interests of the Company and our shareholders to re-propose amendments to our Restated Articles of Incorporation to remove or opt out of these remaining supermajority voting standards for significant transactions with interested persons. This approach is informed by the provisions’ limited applicability, the Board’s demonstrated effort to take the steps necessary to remove the other supermajority voting standards, the significant time and resources required to present the proposals and the high threshold (two-thirds of outstanding shares) required to pass the proposals. Our shareholders generally agreed that it is not necessary to re-propose amendments to remove or opt out of these remaining supermajority voting standards.

Limited Applicability and Benefits of the Remaining Supermajority Voting Standards
Under our Restated Articles of Incorporation, business combinations may not be effected with “interested shareholders” — defined generally as a shareholder owning 15% or more of our outstanding voting securities — within five years following the date that such shareholders became interested shareholders, unless approved by the affirmative vote of the holders of outstanding voting securities entitled to exercise two-thirds of the combined voting power and by the affirmative vote of two-thirds of the voting securities beneficially owned by “disinterested shareholders.” This supermajority voting standard does not apply to business combinations that have been approved by a majority of disinterested directors. Further, amendments to Article Fourteen, which governs business combinations with interested shareholders, must be approved by the affirmative vote of the holders of outstanding voting securities entitled to exercise two-thirds of combined voting power and by the affirmative vote of two-thirds of the voting securities beneficially owned by disinterested shareholders.

Washington state law has a similar provision. Generally, a corporation may not engage in any “significant business transaction” — defined to include, for example, mergers, major asset sales, large share issuances, post-transaction employee terminations of 5% or more, liquidations, or other arrangements benefiting an acquiring person — with an “acquiring person” — defined generally as anyone beneficially owning 10% or more of the corporation’s voting power, subject to certain exceptions — for five years following the date that such acquiring person's shareholding reaches the 10% threshold. This supermajority voting standard does not apply in certain situations, including if (i) a majority of the corporation’s board approved the transaction or share purchase prior to the acquiring person acquiring their shares first crossing the 10% threshold or (ii) a majority of the corporation’s board and at least two-thirds of votes entitled to be cast by the outstanding voting shares not owned or controlled by the acquiring person approve the transaction. Opting out of this default provision requires an amendment to our Articles of Incorporation approved by at least two-thirds of votes entitled to be cast by the outstanding voting shares. The Board believes that these supermajority voting standards are appropriately limited to specific transactions and that the indiscriminate elimination of these remaining supermajority voting standards would not benefit our shareholders. Significant transactions with large shareholders should have the support of a broad consensus of our shareholders and of disinterested shareholders, rather than a simple majority. We believe that these supermajority voting standards help to protect shareholders against self-interested and potentially abusive or coercive actions proposed by one or a few large shareholders, who may seek to advance their interests over the interests of all shareholders. The supermajority voting standard to approve business combinations with interested shareholders does not apply to business combinations that have been approved by a majority of disinterested directors, and the supermajority voting standard to approve significant business transactions with acquiring persons does not apply to transactions or share purchases that have been approved by the Board prior to the acquiring person acquiring their shares first crossing the 10% threshold. This ensures that our Board can approve beneficial transactions, while the supermajority voting standards serve as a defense against hostile, coercive or abusive transactions.

No Other Supermajority Voting Standards
Other than the supermajority voting standards described above, there are no other supermajority voting standards in our governing documents that are explicit or implicit due to default to Washington state law. In particular:
•Directors are elected by a majority of the votes cast;
•Directors can be removed by shareholders by a majority of the votes cast;
•To the extent shareholder approval is required under Washington law, mergers, share exchanges, sale of substantially all assets and dissolution are approved by the majority of the outstanding shares entitled to vote and, if separate voting by voting groups is required, by the majority of votes entitled to be cast by that voting group;
•Except as required by law or our governing documents, matters submitted to shareholder vote are approved by the majority of the votes cast;
•Amendments to our Restated Articles of Incorporation and Restated By-Laws follow Washington statutory defaults rather than supermajority voting standards.

The Board believes that it would not be a proper allocation of the Company’s time and resources to pursue approval of amendments to remove or opt out of these supermajority voting standards that are already of limited applicability.

FOR THESE REASONS, YOUR BOARD UNANIMOUSLY RECOMMENDS
A VOTE AGAINST THIS SHAREHOLDER PROPOSAL.

INFORMATION ABOUT THE ANNUAL MEETING
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 27, 2026
General Information
This proxy statement and accompanying proxy, mailed or provided online, are furnished in connection with the solicitation by the Board of Directors (the Board) of Cintas Corporation, a Washington corporation (we, Cintas or the Company), of proxies to be used at the Annual Meeting of Shareholders (Annual Meeting) of Cintas to be held on October 27, 2026, and at any adjournment thereof. This year’s Annual Meeting will be a virtual meeting of shareholders, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/CTAS2026. Cintas will bear the costs of this solicitation. The Notice Regarding the Availability of Proxy Materials (the Notice) and, for those shareholders who requested paper copies, this proxy statement and accompanying proxy, were first mailed to our shareholders on or about September 15, 2026.

Attendance and Participation
We will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. Shareholders will have substantially the same opportunities to participate as they would have at an in-person meeting. Any shareholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/CTAS2026. The webcast will start at 11:30 a.m., Eastern Daylight Time, on October 27, 2026. We encourage shareholders to access the Annual Meeting webcast before the start time. On the day of the Annual Meeting, online access will begin at 11:15 a.m., Eastern Daylight Time.

If shareholders encounter any difficulties accessing the Annual Meeting webcast during the check-in or meeting time, there will be a technical support number posted on the virtual meeting login page for assistance. Technical support will be available beginning at 11:15 a.m., Eastern Daylight Time, on October 27, 2026 through the conclusion of the Annual Meeting.

The virtual Annual Meeting platform is fully supported across browsers (Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting. Shareholders should allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

Shareholders may vote and submit questions while connected to the Annual Meeting on the Internet. Shareholders may submit a question by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/CTAS2026, typing the question into the “Question” field and clicking “Submit.” Appropriate questions related to the business of the Annual Meeting (the proposals being voted upon) will be answered during the Annual Meeting, subject to time constraints. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our website at www.cintas.com, under About – Investor Relations as soon as practical after the Annual Meeting. Additional information regarding the ability of shareholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/CTAS2026.

Instructions on how to connect and participate in the Annual Meeting, including how to demonstrate proof of ownership of our common shares, are posted at www.virtualshareholdermeeting.com/CTAS2026. You must have your 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials), to be able to access the Annual Meeting.

Who may vote
Shareholders of Cintas, recorded in our stock register on August 31, 2026, may vote at the Annual Meeting. As of that date, Cintas had 400,701,115 shares of common stock outstanding, including 1,184,348 outstanding shares of restricted stock. Each share is entitled to one vote on each matter submitted to the shareholders at the Annual Meeting.

How to vote
If you are a registered shareholder, there are several ways for you to vote. You may attend the Annual Meeting via the Internet and vote during the Annual Meeting. You may also vote by Internet before the date of the Annual Meeting, by proxy or by telephone using one of the methods described in the proxy card. We recommend you vote by mail, Internet or telephone even if you plan to attend the Annual Meeting. If you vote by Internet or telephone, please do not return the proxy card. If voting by mail, please complete, sign and date your proxy card enclosed with these proxy materials. If desired, you can change your vote during the Annual Meeting.

How proxies work
Cintas' Board is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the Annual Meeting in the manner you direct. You may vote for all, some or none of our director nominees. You may also vote for or against the other proposals or abstain from voting.

All proxies properly signed will, unless a different choice is indicated, be voted "FOR" the election of all nominees proposed by the Nominating and Corporate Governance Committee, "FOR" the resolution approving the compensation of our NEOs, "FOR" the ratification of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2027, "FOR" the reincorporation of the Company from the State of Washington to the State of Delaware and "AGAINST" the shareholder proposal regarding support for governance by majority voting.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker or bank, you may get material from them asking how you want to vote. Specifically, if your shares are held in the name of your stockbroker or bank and you wish to vote in person at the virtual shareholder meeting, you should request your stockbroker or bank to issue you a proxy covering your shares.

If any other matters come before the meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Revoking a proxy
You may revoke your proxy at any time before the vote is taken by submitting a new proxy with a later date, by voting via the Internet or by telephone at a later time, by participating in the Annual Meeting live via the Internet and voting again or by notifying Cintas' Secretary in writing at the address under "Questions" on page 79.

Quorum
In order to carry on the business of the Annual Meeting, we must have a quorum. This means at least a majority of the voting power must be represented at the Annual Meeting, present by proxy or in person.

Votes needed
Each director nominee will be elected by the majority of the votes cast with respect to that nominee, subject to a resignation policy in our Bylaws that applies to any nominee who does not receive a majority of the votes cast. See "Election of Directors" on page 9. Approval of Proposals 2, 3 and 5 requires the affirmative vote of the majority of the votes cast on each proposal. Approval of Proposal 4 requires affirmative vote of the holders of a majority of our outstanding common stock. Approval of all other matters considered at the meeting, including adjournment, will require the affirmative vote of a majority of the votes cast; provided, however, that any postponement of the meeting shall require the approval of the Chairman of the Board acting at the direction of the Board.

Abstentions (including abstentions with respect to one or more nominees) and broker nonvotes count for quorum purposes.

Broker nonvotes occur for a particular proposal when a broker returns a proxy but does not have authority to vote on that proposal. Banks or brokers holding shares for beneficial owners must vote those shares as instructed. If the bank or broker has not received instructions from you, the beneficial owner, the bank or broker generally has discretionary voting power only with respect to so-called routine matters, such as the ratification of appointment of the independent registered public accounting firm. A bank or broker does not have the discretion to cast votes with respect to Proposal 1, 2, 4 or 5 unless it has received voting instructions from the beneficial owner of the shares because they are non-routine matters. It is therefore important that you provide instructions to your bank or broker if your shares are held by such a bank or broker so that your votes with respect to these Proposals are counted.
Abstentions and broker nonvotes will have no effect on Proposals 1, 2 or 5. Because Proposal 3 is a routine matter, there will be no broker nonvotes on Proposal 3.

PROPOSALS FOR NEXT YEAR
Shareholders who desire to submit proposals under Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the 2027 Annual Meeting of Shareholders must submit their proposals in writing to Cintas at its offices on or before May 18, 2027, and must comply with any and all requirements set forth in Cintas' Bylaws as such may be amended from time to time, in Rule 14a-8 under the Exchange Act and in the NASDAQ rules.
For shareholder proposals outside of Rule 14a-8, Cintas' Bylaws require that shareholders present items of new business and nominees for director not earlier than 150 days and at least 120 days prior to the date of the annual meeting (or, if Cintas' Bylaws are adjusted in the manner contemplated by Proposal 4, not less than 90 days nor more than 120 days prior to the one year anniversary of the 2026 Annual Meeting). For the 2026 Annual Meeting, Cintas did not receive notice of any such matters from shareholders prior to 5:00 p.m. Eastern Time on June 29, 2026.
The form of Proxy for Cintas' Annual Meeting of Shareholders grants authority to the designated proxies to vote in their discretion on any matters that come before the meeting except those set forth in Cintas' proxy statement and except for matters as to which adequate notice is received. In order for a notice to be deemed adequate for the 2027 Annual Meeting, it must be received not earlier than 150 days and at least 120 days prior to the date of the meeting. If there is a change in the anticipated date of next year's Annual Meeting or these deadlines by more than 30 days, Cintas will notify all shareholders of this change through a report on Form 8-K, 10-Q or 10-K.
In addition to satisfying the foregoing requirements under Cintas’ Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Cintas’ nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to Cintas at its principal executive offices no later than 60 calendar days prior to the anniversary date of the 2026 Annual Meeting (for the 2027 Annual Meeting, no later than August 30, 2027). However, if the date of the 2027 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by Cintas.
SHAREHOLDERS SHARING
THE SAME ADDRESS
To the extent we deliver paper copies of our annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, the SEC rules allow us to deliver a single copy of such proxy materials to any household at which two or more shareholders reside, if we believe the shareholders are members of the same family.
We will promptly deliver, upon oral or written request, a separate copy of our annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials to any shareholder residing at the same address as another shareholder and currently receiving only one copy of such proxy materials who wishes to receive their own copy. Similarly, multiple shareholders residing at the same residence that are currently receiving separate copies of our annual report to security holders, proxy statement or Notice of Internet Availability of Proxy Materials may request that a single copy of such proxy materials be delivered. Requests should be directed to our Corporate Secretary by phone at (513) 459-1200 or by mail to Cintas Corporation, 6800 Cintas Boulevard, P. O. Box 625737, Cincinnati, Ohio 45262-5737.

FUTURE ELECTRONIC ACCESS TO
PROXY MATERIALS AND ANNUAL REPORT
Registered shareholders can further reduce the costs incurred by the Company by consenting to receive all future proxy statements, proxy cards, annual reports to shareholders and Notices of Internet Availability of Proxy Materials, as appropriate, electronically via e-mail or the Internet. To sign up for electronic delivery of future proxy materials, you must vote your common shares electronically via the Internet by logging on to www.proxyvote.com and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. You will be responsible for any fees or charges that you would typically pay for access to the Internet.
COMPANY DOCUMENTS
AND COMMUNICATIONS
Cintas makes available, free of charge on its website, all of its filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These filings are also available on the SEC's website (www.sec.gov). To access these filings, go to our website (www.cintas.com) and select About - Investor Relations - Financial Reports. The information included in our website is not incorporated herein by reference. Copies of Cintas' Annual Report on Form 10-K for the fiscal year ended May 31, 2026, including financial statements and schedules thereto, filed with the SEC, are also available without charge to shareholders upon written request addressed to: D. Brock Denton, Executive Vice President, General Counsel and Secretary, 6800 Cintas Boulevard, P.O. Box 625737, Cincinnati, Ohio 45262-5737.

QUESTIONS
If you have questions or need more information about the Annual Meeting, including the address and share ownership information of the shareholder proponents, call (513) 459-1200 or write to:
D. Brock Denton
Executive Vice President, General Counsel and Secretary
6800 Cintas Boulevard
P. O. Box 625737
Cincinnati, Ohio 45262-5737.
For information about your record holding, contact Equiniti at 1-800-401-1957 or visit www.shareowneronline.com. We also invite you to visit Cintas' internet site at www.cintas.com. Internet site materials are for your general information and are not part of this proxy solicitation.

PLAN OF CONVERSION
of
Cintas Corporation
a Washington corporation
into
Cintas Corporation
a Delaware corporation

This PLAN OF CONVERSION, dated as of [●] (including all of the exhibits attached hereto, this “Plan”), is hereby adopted by Cintas Corporation, a Washington corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Washington corporation to a Delaware corporation pursuant to Section 23B.09 of the Washington Business Corporation Act, as amended (the “WBCA”), and Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).
RECITALS
WHEREAS, the Company is a corporation established and existing under the laws of the State of Washington;
WHEREAS, the conversion of a Washington corporation into a Delaware corporation is permitted under Section 23B.09 et. seq. of the WBCA and Section 265 of the DGCL;
WHEREAS, the Company’s board of directors have determined that it is advisable, fair and in the best interests of the Company and its shareholders to enter into this Plan and pursuant thereto, convert the Company from a Washington corporation to a Delaware corporation, in accordance with Section 23B.09 et. seq. of the WBCA and Section 265 of the DGCL and have recommended to the shareholders that they approve this Plan;
WHEREAS, the requisite amount of the Company’s shareholders have accepted the recommendation of the Company’s board of directors and have determined that it is advisable and in the best interests of the Company to enter into this Plan and pursuant thereto, convert the Company from a Washington corporation to a Delaware corporation, in accordance with Section 23B.09 et. seq. of the WBCA and Section 265 of the DGCL; and
WHEREAS, the form, terms, conditions and provisions of this Plan have been duly authorized, approved and adopted by the Company’s board of directors and the requisite amount of the Company’s shareholders, in accordance with Section 23B.09 et. seq. of the WBCA and Section 265 of the DGCL.
NOW, THEREFORE, the Company hereby adopts this Plan as follows:
1.Conversion; Effect of Conversion.
(a)At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Washington corporation to a Delaware corporation pursuant to Section 23B.09 et. seq. of the WBCA and Section 265 of the DGCL (the “Conversion”), and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Washington. The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company. The Conversion otherwise shall have the effects specified in the WBCA and the DGCL.
(b)At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the Converted Company shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, for all purposes of the laws of the State of
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Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.
(c)The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.
(d)At the Effective Time, the name of the Converted Company shall be Cintas Corporation.
(e)The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).
2.Filings. As promptly as practicable following the date hereof, the Company shall cause the following to occur in order to effect the Conversion:
(a)execute and file (or cause to be executed and filed) a Certificate of Conversion pursuant to Section 103 and Section 265 of the DGCL in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Delaware Secretary of State; and
(b)execute and file (or cause to be executed and filed) a Certificate of Incorporation of Cintas Corporation that complies with the DGCL, in the form attached hereto as Exhibit B (the “Delaware Charter”) with the Delaware Secretary of State; and
(c)execute and file (or cause to be executed and filed) a Cover Sheet for Conversion of Business Entity attaching the required documents that complies with the WBCA (including the Articles of Conversion pursuant to Section 23B.09 et. seq. of the WBCA), in a form reasonably acceptable to any officer of the Company (the “WA Conversion Documents”) with the Washington Secretary of State.
3.Effective Time. The Conversion shall become effective at 12.01 a.m. Eastern Time on [●], upon the filing and effectiveness of the (a) Delaware Certificate of Conversion and (b) Delaware Charter with the Delaware Secretary of State (the time of the effectiveness of the Conversion, the “Effective Time”). The Company shall cause the filing of the WA Conversion Documents with the Washington Secretary of State.
4.Effect of Conversion on Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each share of the issued common stock, no par value per share, of the Company (the “Company’s Common Stock”) outstanding immediately prior to the Effective Time shall be converted into one share of fully-paid and non-assessable common stock, no par value, of the Converted Company (the “Converted Company’s Common Stock”).
5.Effect of Conversion on Stock Certificates. The holders of the Company’s Common Stock will not be required to exchange their stock certificates for new stock certificates of the Converted Company. Following the Effective Time, any stock certificates of the Company submitted to the Company for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for the stock certificates of the Converted Company. The holders of the Company’s Common Stock should not destroy any stock certificate(s) and should not submit any certificate(s) to the Company or the Converted Company unless and until requested to do so.
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6.Further Assurances. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.
7.Effect of Conversion on Directors and Officers. The officers and directors of the Company immediately prior to the Effective Time shall be the same officers and directors of the Converted Company immediately after the Effective Time.
8.Delaware Bylaws. To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form attached hereto as Exhibit C (the “Delaware Bylaws”), and the Converted Company’s board of directors shall approve and ratify the Delaware Bylaws as promptly as practicable following the Effective Time.
9.Amendment. Subject to applicable law, this Plan may be amended, supplemented or modified at any time by the Company or the Converted Company.
10.Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the board of directors of the Company if, in the opinion of the board of directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect.
11.Facsimile Signatures. This Plan may be executed by facsimile or electronic signature.
12.Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.
13.Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.
14. Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

[The remainder of this page has been intentionally left blank]

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IN WITNESS WHEREOF, the undersigned has executed this Plan of Conversion effective as of [●].

CINTAS CORPORATION, a Washington corporation

By:
Name:
Title:

[Signature Page to Cintas Corporation Plan of Conversion]
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Exhibit A

Delaware Certificate of Conversion

[Intentionally omitted.]
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Exhibit B

Delaware Charter

[Intentionally omitted.]

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Exhibit C

Delaware Bylaws

[Intentionally omitted.]
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STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A NON-DELAWARE CORPORATION TO A
DELAWARE CORPORATION PURSUANT TO SECTION 265 OF
THE DELAWARE GENERAL CORPORATION LAW

of
Cintas Corporation
(a Washington corporation)
to
Cintas Corporation
(a Delaware corporation)

1. The jurisdiction where the non-Delaware corporation was first formed is the State of Washington and the date the non-Delaware corporation first formed is [●].

2. The jurisdiction of the non-Delaware corporation immediately prior to filing this Certificate is the State of Washington.

3. The name of the non-Delaware corporation immediately prior to filing this Certificate is Cintas Corporation.

4. The name of the Corporation as set forth in its Certificate of Incorporation is Cintas Corporation.

5. All provisions of the plan of conversion have been approved prior to the effectiveness of this Certificate of Conversion in accordance with all law applicable to the non-Delaware corporation, including each approval required under such applicable law for the authorization of the type of corporate action specified in the plan of conversion.

6. The conversion shall be effective at 12:01 a.m. Eastern Time on [●].

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has executed this Certificate on this [●]th day of [●].

CINTAS CORPORATION

By:
Name:
Title:

[Signature Page to Cintas Corporation Delaware Certificate of Conversion]
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CERTIFICATE OF INCORPORATION

OF

Cintas Corporation
ARTICLE 1
Name
The name of the corporation is Cintas Corporation (the “Corporation”).
ARTICLE 2
Registered Office and Agent
The address of its registered office in the State of Delaware is Corporation Service Company, 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware, 19801. The name of its registered agent at such address is The Corporation Service Company.
ARTICLE 3
Purpose and Powers
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”)..
ARTICLE 4
Capital Stock
(A)Authorized Shares
1.Classes of Stock. The total number of shares of stock that the Corporation shall have authority to issue is 1,700,100,000, consisting of 1,700,000,000 shares of Common Stock, no par value per share (the “Common Stock”), and 100,000 shares of Preferred Stock, no par value per share (the “Preferred Stock”).
2.Preferred Stock. The Board of Directors is hereby empowered, without any action or vote by the Corporation’s stockholders (except as may otherwise be provided by the terms of any class or series of Preferred Stock then outstanding), to authorize by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such class or series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by Delaware Law.
(B)Voting Rights
Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any class or series of Preferred Stock) that relates solely to the terms of one or more outstanding classes or series of Preferred Stock if the holders of such affected class or series of Preferred Stock are entitled, either separately or together with the holders of one or more other such affected classes or series of Preferred Stock, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any class or series of Preferred Stock) or pursuant to Delaware Law.
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ARTICLE 5
Bylaws
The Board of Directors shall have the power to adopt, amend or repeal, in whole or in part, the bylaws of the Corporation (as in effect from time to time, the “Bylaws”) without the assent or vote of the stockholders in any manner not inconsistent with Delaware Law or this Certificate of Incorporation.
The stockholders may adopt, amend or repeal the Bylaws only with the affirmative vote of the holders of a majority of the total voting power of all outstanding securities of the Corporation, generally entitled to vote in the election of directors, voting together as a single class.
ARTICLE 6
Board of Directors
(A)Power of the Board of Directors. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors.
(B)Number of Directors. The number of directors which shall constitute the Board of Directors shall, as of the date this Certificate of Incorporation becomes effective, be eight and, thereafter, shall be fixed exclusively by one or more resolutions adopted from time to time solely by the affirmative vote of a majority of the Board of Directors.
(C)Election of Directors.
1.Each director shall serve for a term ending on the date of the annual meeting of stockholders next following the annual meeting at which such director was most recently elected. Notwithstanding the foregoing, each director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal from office. In no event will a decrease in the number of directors shorten the term of any incumbent director.

2.There shall be no cumulative voting in the election of directors. Election of directors need not be by written ballot unless the Bylaws so provide.
(D)Vacancies. Vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal or otherwise and newly created directorships resulting from any increase in the number of directors shall, except as otherwise required by law, be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director, and each director so elected shall hold office until the annual meeting at which his or her term expires and until his or her successor shall have been duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
(E)Removal. No director may be removed from office by the stockholders except with the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Corporation generally entitled to vote in the election of directors, voting together as a single class.
(F)Preferred Stock Directors. Notwithstanding anything else contained herein, whenever the holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of such class or series of Preferred Stock adopted by resolution or resolutions adopted by the Board of Directors pursuant to Article 4(A) hereto, and such directors so elected shall not be subject to the provisions of this Article 6 unless otherwise provided therein.
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ARTICLE 7
Meetings of Stockholders
(A)Annual Meetings. An annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such place, on such date, and at such time as the Board of Directors shall determine.
(B)Special Meetings. Special meetings of the stockholders may be called only by (i) the Board of Directors acting pursuant to a resolution adopted by a majority of the Board of Directors or (ii) in accordance with the Bylaws of the Corporation. Notwithstanding the foregoing, whenever holders of one or more classes or series of Preferred Stock shall have the right, voting separately as a class or series, to elect directors, such holders may call, pursuant to the terms of such class or series of Preferred Stock adopted by resolution or resolutions of the Board of Directors pursuant to Article 4(A) hereto, special meetings of holders of such Preferred Stock.
(C)No Action by Written Consent. Subject to the rights of the holders of any class or series of Preferred Stock then outstanding, as may be set forth in the resolution or resolutions adopted by the Board of Directors pursuant to Article 4(A) hereto for such class or series of Preferred Stock, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with Delaware Law, as amended from time to time, and this Article 7 and may not be taken by written consent of stockholders without a meeting.
ARTICLE 8
Indemnification
(A)Limited Liability. To the fullest extent permitted by Delaware Law, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer.  Any amendment, repeal or elimination of this Article 8, or the adoption of any provision of the Certificate of Incorporation inconsistent with this Article 8, shall not affect its application with respect to an act or omission by a director or officer occurring before such amendment, adoption, repeal or elimination.  Solely for purposes of this paragraph, “officer” shall have the meaning provided in Section 102(b)(7) of the Delaware Law as amended from time to time.
(B)Right to Indemnification.
1.Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware Law. The right to indemnification conferred in this Article 8 shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by Delaware Law. The right to indemnification conferred in this Article 8 shall be a contract right.
2.The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware Law.
(C)Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under Delaware Law.
(D)Nonexclusivity of Rights. The rights and authority conferred in this Article 8 shall not be exclusive of any other right that any person may otherwise have or hereafter acquire.
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(E)Preservation of Rights. Neither the amendment nor repeal of this Article 8, nor the adoption of any provision of this Certificate of Incorporation or the Bylaws, nor, to the fullest extent permitted by Delaware Law, any modification of law, shall adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).
ARTICLE 9
Amendments
The Corporation reserves the right to amend this Certificate of Incorporation in any manner permitted by Delaware Law and all rights and powers conferred upon stockholders, directors and officers herein are granted subject to this reservation.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation this _____ day of __________, 20__.

[Name] Incorporator

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BYLAWS

OF

Cintas Corporation
* * * * *
Article 1
Offices
Section 1.01.Registered Office. The registered office of Cintas Corporation (the “Corporation”) shall be in the City of Wilmington, County of New Castle, State of Delaware.
Section 1.02.Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or the business of the Corporation may require.
Section 1.03.Books. The books of the Corporation may be kept within or without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.
Article 2
Meetings of Stockholders
Section 2.01.Time and Place of Meetings. All meetings of stockholders shall be held at such place, either within or without the State of Delaware, or at no place (by means of remote communication), on such date and at such time as may be determined from time to time by the Board of Directors (or the Chairperson of the Board of Directors in the absence of a designation by the Board of Directors). The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized under Delaware Law. If no determination is made by the Board of Directors, the place of meeting shall be the principal executive offices of the Corporation.
Section 2.02.Annual Meetings. An annual meeting of stockholders shall be held for the election of directors and to transact such other business as may properly be brought before the meeting in accordance with these Bylaws.
Section 2.03.Special Meetings. (a) Special meetings of stockholders may be called by the Board of Directors or the chairman of the Board of Directors, the President or the Secretary of the Corporation (“Secretary”) and may not be called by any other person.
(a)    A special meeting of stockholders shall be called by the Secretary at the written request or requests (each, a “Special Meeting Request” and, collectively, the “Special Meeting Requests”) of holders of record of at least 50% of the voting power of the outstanding capital stock of the Corporation entitled to vote on the matter or matters to be brought before the proposed special meeting (the “Requisite Percentage”). A Special Meeting Request to the Secretary shall be signed and dated by each stockholder of record (or a duly authorized agent of such stockholder) requesting the special meeting (each, a “Requesting Stockholder”), shall comply with this Section 2.03, and shall include (i) a statement of the specific purpose or purposes of the special meeting, (ii) the information required by Section 2.10(a)(iii), (iii) an acknowledgement by the Requesting Stockholders and the beneficial owners, if any, on whose behalf the Special Meeting Request(s) are being made that a disposition of shares of the Corporation’s capital stock owned of record or beneficially as of the date on which the Special Meeting Request in respect of such shares is delivered to the Secretary that is made at any time prior to the special meeting shall constitute a revocation of such Special Meeting Request with respect to such disposed shares and (iv) documentary evidence that the Requesting Stockholders own the Requisite Percentage as of the date of such written request to the Secretary; provided, however, that if the Requesting Stockholders are not the beneficial
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owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request(s) must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request(s), such documentary evidence must be delivered to the Secretary within 10 business days after the date on which the Special Meeting Request(s) are delivered to the Secretary) that the beneficial owners on whose behalf the Special Meeting Request(s) are made beneficially own the Requisite Percentage as of the date on which such Special Meeting Request(s) are delivered to the Secretary. In addition, the Requesting Stockholders and the beneficial owners, if any, on whose behalf the Special Meeting Request(s) are being made shall promptly provide any other information reasonably requested by the Corporation. The information required under clauses (C)(2), (3) and (4) of Section 2.10(a)(iii) shall be supplemented by each Requesting Stockholder and any beneficial owner on whose behalf the Special Meeting Request(s) are made not later than 10 days after the record date for the special meeting to disclose such information as of the record date.
(b)A special meeting requested by stockholders shall be held on such date and at such time as may be fixed by the Board of Directors in accordance with these Bylaws; provided, however, that the date of any such special meeting shall not be more than 90 days after a Special Meeting Request that satisfies the requirements of this Section 2.03 is received by the Secretary.
(c)Notwithstanding the foregoing provisions of this Section 2.03, a special meeting requested by stockholders shall not be held if (i) the Special Meeting Request does not comply with this Section 2.03, (ii) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law, (iii) the Special Meeting Request is received by the Corporation during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting, (iv) an annual or special meeting of stockholders that included an identical or substantially similar item of business (“Similar Business”) was held not more than 120 days before the Special Meeting Request was received by the Secretary, (v) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held within 90 days after the Special Meeting Request is received by the Secretary and the business to be conducted at such meeting includes the Similar Business or (vi) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law. For purposes of this Section 2.03(d), the nomination, election or removal of directors shall be deemed to be Similar Business with respect to all items of business involving the nomination, election or removal of directors, changing the size of the Board of Directors and filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors. The Board of Directors shall determine in good faith whether the requirements set forth in this Section 2.03(d) have been satisfied.
(d)In determining whether a special meeting of stockholders has been requested by the record holders of shares representing in the aggregate at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together only if (i) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting (in each case as determined in good faith by the Board of Directors) and (ii) such Special Meeting Requests have been dated and delivered to the Secretary within 60 days of the earliest dated Special Meeting Request. A Requesting Stockholder may revoke a Special Meeting Request at any time by written revocation delivered to the Secretary and if, following such revocation, there are outstanding un-revoked requests from Requesting Stockholders holding less than the Requisite Percentage, the Board of Directors may, in its discretion, cancel the special meeting. If none of the Requesting Stockholders appears or sends a duly authorized agent to present the business to be presented for consideration that was specified in the Special Meeting Request, the Corporation need not present such business for a vote at such special meeting.
(e)Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting pursuant to Section 2.04. Nothing contained herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders.
Section 2.04.Notice of Meetings and Adjourned Meetings; Waivers of Notice. (a)  Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by
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which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (“Delaware Law”), the Certificate of Incorporation of the Corporation, as amended from time to time (the “Certificate of Incorporation”) or these Bylaws, such notice shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. The Board of Directors or the chairperson of the meeting may adjourn the meeting to another time or place (whether or not a quorum is present), and notice need not be given of the adjourned meeting if the time, place, if any, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, are announced at the meeting at which such adjournment is made or provided in any other manner permitted by Delaware Law. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.
(a)A written waiver of any such notice signed by the person entitled thereto, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.
Section 2.05.Quorum. Unless otherwise provided under the Certificate of Incorporation or these Bylaws and subject to Delaware Law, the presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding securities of the Corporation generally entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chairperson of the meeting or a majority in voting power of the stockholders present in person or represented by proxy may adjourn the meeting, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted that might have been transacted at the meeting as originally notified.
Section 2.06.Voting. (a) Unless otherwise provided in the Certificate of Incorporation and subject to Delaware Law, each stockholder shall be entitled to one vote for each outstanding share of capital stock of the Corporation held by such stockholder. Any share of capital stock of the Corporation held by the Corporation shall have no voting rights. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the holders of a majority of the votes cast at the meeting on the subject matter shall be the act of the stockholders. Abstentions and broker non-votes shall not be counted as votes cast. Subject to the rights of the holders of any series of preferred stock to elect additional directors under specific circumstances, a nominee for director shall be elected to the Board of Directors if the nominee receives a majority of the votes cast with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present; provided, however, if the number of nominees for director exceeds the number of directors to be elected (a “Contested Election”), the directors shall be elected by a plurality of the votes cast with respect to that nominee’s election at any meeting for the election of directors at which a quorum is present. If an incumbent director nominee fails to receive a majority of the votes cast in an election that is not a Contested Election, the director shall immediately tender his or her resignation to the Board of Directors. The nominating and governance committee of the Board of Directors, or such other committee designated by the Board of Directors, shall make a recommendation to the Board of Directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The Board of Directors shall act on the resignation, taking into account the committee’s recommendation, and publicly disclose (by a press release and filing an appropriate disclosure with the Securities and Exchange Commission) its decision regarding the resignation within 90 days following certification of the election results. If the Board of Directors accepts a director’s resignation pursuant to this Section 2.06, or if a nominee for director is not elected and the nominee is not an incumbent director, the remaining members of the Board of Directors may fill the resulting vacancy pursuant to Section 3.11 of these Bylaws or may decrease the size of the Board of Directors pursuant to Section 3.01.
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(a)Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, appointed by an instrument in writing, subscribed by such stockholder or by their attorney thereunto authorized, or by proxy sent by any means of electronic communication permitted by law, which results in a writing from such stockholder or by their attorney, and delivered to the secretary of the meeting. No proxy shall be voted after three (3) years from its date, unless said proxy provides for a longer period.
Section 2.07.Action by Consent. Subject to the rights of the holders of any class or series of preferred stock then outstanding, as may be set forth in the certificate of designations for such class or series of preferred stock, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon the vote of stockholders at an annual or special meeting duly noticed and called in accordance with Delaware Law and may not be taken by written consent of stockholders without a meeting.
Section 2.08.Organization. At each meeting of stockholders, the Chairperson of the Board of Directors, if one shall have been elected, or in the Chairperson’s absence or if one shall not have been elected, the director designated by the vote of the majority of the directors present at such meeting, shall act as chairperson of the meeting. The Secretary (or in the Secretary’s absence or inability to act, the person whom the chairperson of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.
Section 2.09.Order of Business. The order of business at all meetings of stockholders shall be as determined by the chairperson of the meeting.
Section 2.10.Nomination of Directors and Proposal of Other Business.
(a)Annual Meetings of Stockholders. (i) Nominations of persons for election to the Board of Directors or the proposal of other business to be transacted by the stockholders at an annual meeting of stockholders may be made only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or any committee thereof duly authorized, (C) as may be provided in the certificate of designations for any class or series of preferred stock or (D) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in paragraph (ii) of this Section 2.10(a) and at the time of the annual meeting, who shall be entitled to vote at the meeting and who complies with the procedures set forth in this Section 2.10(a), and, except as otherwise required by law, any failure to comply with these procedures shall result in the nullification of such nomination or proposal. For the avoidance of doubt, the foregoing clause (D) shall be the exclusive means for a stockholder to make nominations or propose other business at an annual meeting of stockholders (other than a proposal included in the Corporation’s proxy statement pursuant to and in compliance with Rule 14a-8 under the Exchange Act).
(i) For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder pursuant to clause (D) of paragraph (i) of this Section 2.10(a), the stockholder must have given timely notice thereof in writing to the Secretary and any such proposed business (other than the nominations of persons for election to the Board of Directors) must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to such anniversary date or delayed more than 70 days after such anniversary date then to be timely such notice must be received by the Corporation no earlier than 120 days prior to such annual meeting and no later than the later of 90 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was first made by the Corporation. The minimum timeliness requirements of this paragraph shall apply despite any different timeline described in Rule 14a-19 or elsewhere in Regulation 14A under the Securities Exchange Act of 1934 (as amended (together with the rules and regulations promulgated thereunder), the “Exchange Act”), including with respect to any statements or information required to be provided to the Corporation pursuant to Rule 14a-19 of the Exchange Act by a stockholder and not otherwise specified herein. In no event shall the adjournment, recess or postponement of any meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. The number of
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nominees a stockholder may nominate for election at the annual meeting on its own behalf (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the annual meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected at such annual meeting.
Notwithstanding anything in this Section 2.10 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting of stockholders is increased effective after the time period for which nominations would otherwise be due under this Section 2.10 and there is no public announcement by the Corporation naming the nominees for the additional directorships or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting of stockholders, a stockholder’s notice required by this Section 2.10 shall also be considered timely, but only with respect to nominees for any new directorships created by such increase, if it shall be delivered to, and received by, the Secretary at the principal executive offices of the Corporation not later than the 10th day following the day on which such public announcement is first made by the Corporation.
(ii) A stockholder’s notice to the Secretary shall set forth:
(A)as to each person whom the stockholder proposes to nominate for election or reelection as a director:
(1)the name, age, business address and residence address of such person;
(2)the principal occupation or employment of such person;
(3)(i) for each class or series, the number of shares of capital stock of the Corporation that are held of record or are beneficially owned (and proof of any such beneficial ownership) by such person and any affiliates or associates (each within the meaning of Rule 12b-2 promulgated under the Exchange Act for purposes of these Bylaws) of such person, including any such shares that such person, or any affiliates or associates of such person, has the right to acquire beneficial ownership of, (ii) the name of each nominee holder of shares of all capital stock of the Corporation owned beneficially (and proof of any such beneficial ownership) but not of record by such person or any affiliates or associates of such person, and the number of such shares of each class or series of capital stock held by each such nominee holder, including any such shares that such nominee holder has the right to acquire beneficial ownership of, (iii) any agreement, arrangement, relationship or understanding pursuant to which such person, or any affiliates or associates of such person, has a right to vote any shares of any security of the Corporation, (iv) a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such person, or any affiliates or associates of such person, with respect to the Corporation’s securities, and (v) any direct or indirect interest of such person, or any affiliates or associates of such person, in any employment agreement, collective bargaining agreement or consulting agreement with the Corporation;
(4)all information relating to such person, or any affiliates or associates of such person, that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act;
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(5)all completed and signed questionnaires in the same form as those questionnaires required of the Corporation’s directors (which will be provided to such person within 5 business days following a written request therefor);
(6)a statement that such person has read the Corporation’s corporate governance guidelines and any other Corporation policies and guidelines applicable to directors (which will be provided to such person within 5 business days following a written request therefor), and a written agreement from such person to adhere to the foregoing policies and guidelines, as amended from time to time, if he or she is elected as a director;
(7)an executed agreement by such person: (i) consenting to serve as a director if elected and (if applicable) to being named in a proxy statement and/or form of proxy relating to the meeting at which directors are to be elected, along with a representation that such person intends to serve a full term as a director if elected, and (ii) that such person is not and will not become a party to (x) any direct or indirect compensatory, payment or other financial agreement, arrangement or understanding with any other person or entity other than the Corporation, in each case in connection with candidacy or service as a director of the Corporation (a “Third-Party Compensation Arrangement”) that has not been fully disclosed to the Corporation prior to, or concurrently with, the submission of the notice from the stockholder required by this Section 2.10, (y) any agreement, arrangement or understanding, including the amount of any payment or payments received or receivable thereunder, with any other person or entity as to how such person would vote or act on any issue or question as a director (a “Voting Commitment”) that has not been fully disclosed to the Corporation prior to, or concurrently with, the submission of the notice from the stockholder required by this Section 2.10 or (z) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law; and
(8)such other information reasonably requested by the Corporation to determine whether such person is qualified under the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation to serve as a director and/or independent director of the Corporation;
(B)as to any other business that the stockholder proposes to bring before the meeting:
(1)a brief description of the business desired to be brought before the meeting;
(2)the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the text of the proposed amendment);
(3)the reasons for conducting such business; and
(4)any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;
(C)as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:
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(1)the name and address of such stockholder (as they appear on the Corporation’s books) and any such beneficial owner;
(2)a representation as to whether such stockholder or such beneficial owner has complied with all applicable legal requirements in connection with its acquisition of shares or other securities of the Corporation;
(3)a written agreement from such stockholder that it is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear at the meeting in person or through a qualified representative (as defined in Section 2.10(c)(ii)) to make such nomination or proposal;
(4)in the case of a nomination, a written agreement from such stockholder (and such beneficial owner) that it (or they) will not submit any substitute nominations unless they are made within the time periods set forth in this Section 2.10 and the stockholder and the substitute nominees will otherwise comply with this Section 2.10;
(5)in the case of a nomination, a written agreement from such stockholder (and such beneficial owner) that it (or they) has not, and shall not, nominate a number of nominees (inclusive of substitutes) that exceeds the number of directors to be elected at the annual meeting; and
(6)a written agreement that such stockholder (and such beneficial owner) shall (i) update and supplement the notice required by this Section 2.10, if necessary, so that the information provided or required in such notice shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting, and as of the date that is 5 business days prior to the meeting or any adjournment or postponement thereof and (ii) deliver such update and supplement so that it is received by the Secretary at the principal executive offices of the Corporation (A) not later than the later of (x) 5 business days after the record date for determining the stockholders entitled to receive notice of the annual meeting and (y) 5 business days after the first public announcement of such record date, in the case of any update and supplement required to be made as of the record date, and (B) not later than 5 business days before the meeting or any adjournment or postponement thereof, in the case of any update and supplement required to be made as of the date that is 5 business days prior to the meeting or any adjournment or postponement thereof. For the avoidance of doubt, the obligation to update and supplement as set forth in this Section 2.10 or any other section of these Bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any stockholder’s notice, extend any applicable deadlines under these Bylaws or enable or be deemed to permit a stockholder who has previously submitted a stockholder’s notice under these Bylaws to amend or update any proposal or to submit any new proposal, including by changing or adding nominees, matters, business and/or resolutions proposed to be brought before a meeting of stockholders;
(D)as to each of the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, and, if such stockholder or beneficial owner is an entity, each person controlling, controlled by or under common control with such stockholder or beneficial owner (each such person or entity contemplated by this clause (D), a “Proposing Person”):
(1)for each class or series, the number of shares of capital stock of the Corporation that are held of record or are beneficially owned (and proof of any such beneficial ownership) by such Proposing Person, or any associates (within the meaning of Rule 12b-2 promulgated under the Exchange Act for purposes of these Bylaws) of such
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Proposing Person, including any such shares that such Proposing Person, or any associates of such Proposing Person, has the right to acquire beneficial ownership of;
(2)the name of each nominee holder of each class or series of capital stock of the Corporation that are owned beneficially (and proof of any such beneficial ownership) but not of record by such Proposing Person, or any associates of such Proposing Person, and the number of such shares of each class or series of capital stock of the Corporation held by each such nominee holder, including any such shares that such nominee holder has the right to acquire beneficial ownership of;
(3)a description of any agreement, arrangement, relationship or understanding pursuant to which such Proposing Person, or any associates of such Proposing Person, has a right to vote any shares of any security of the Corporation;
(4)a description of any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation;
(5)a description of (i) any plans or proposals which any such Proposing Person may have with respect to securities of the Corporation that would be required to be disclosed pursuant to Item 4 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable) and (ii) any agreement, arrangement or understanding (including the identity of the parties thereto) with respect to the nomination or other business between or among such Proposing Parties and any other parties, including without limitation any agreements that would be required to be disclosed pursuant to Item 5 or Item 6 of Exchange Act Schedule 13D (regardless of whether the requirement to file a Schedule 13D is applicable), in each case as of the date the notice required by this Section 2.10 is delivered to the Corporation by the stockholder, or beneficial owner in such business, if any, presenting the nomination or other proposal;
(6)a description of any agreement, arrangement or understanding (including, regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such Proposing Person, or any associates of such Proposing Person, with respect to the Corporation’s securities;
(7)a written representation as to whether any Proposing Person, or any other participant as defined in Item 4 of Schedule 14A under the Exchange Act, will engage in a solicitation with respect to such nomination or other business and, if so, whether such solicitation will be conducted as an exempt solicitation under Rule 14a-2(b) of the Exchange Act, the name of each participant in such solicitation and the amount of the cost of solicitation that has been and will be borne, directly or indirectly, by each participant in such solicitation and (x) in the case of a proposal of business other than nominations, whether such person or group intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal, (y) in the case of any solicitation that is subject to Rule 14a-19 of the Exchange Act, confirming that such person or group will deliver, through means satisfying each of the conditions that would be applicable to the Corporation under either Exchange Act Rule 14a-16(a) or Exchange Act Rule 14a-16(n), a proxy statement and/or form of proxy to holders of at least sixty-seven percent (67%) of the voting power of the Corporation’s capital stock entitled to vote generally in the election
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of directors and/or (z) whether such person or group intends to otherwise solicit proxies or votes from holders in support of such proposal or nomination (for purposes of this clause (7), the term “holders” shall include, in addition to stockholders of record, any beneficial owners pursuant to Rule 14b-1 and Rule 14b-2 of the Exchange Act);
(8)a representation that promptly after any Proposing Person solicits the holders of the Corporation’s stock referred to in the representation required under the preceding clause, and in any event no later than 5 business days before the applicable meeting, such Proposing Person will provide the Corporation with reasonable documentary evidence (as determined by the Corporation or one of its representatives, acting in good faith), which may take the form of a certified statement and documentation from a proxy solicitor, specifically demonstrating that the necessary steps have been taken to deliver a proxy statement and/or form of proxy to holders of such percentage of the Corporation’s stock;
(9)any direct or indirect interest of such Proposing Person, or any associates of such Proposing Person, in any contract (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement) with the Corporation, or any affiliate of the Corporation;
(10)any other information relating to such Proposing Person, or any associates of such Proposing Person, or proposed business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies in support of such nominee or proposal pursuant to Section 14 of the Exchange Act; and
(11)such other information relating to any proposed item of business as the Corporation may reasonably require to determine whether such proposed item of business is a proper matter for stockholder action.
(b)Special Meetings of Stockholders. Nominations of persons for election to the Board of Directors of the Corporation at a special meeting of stockholders may be made by stockholders only (i) in accordance with Section 2.03 or (ii) if the election of directors is included as business to be brought before a special meeting in the Corporation’s notice of meeting, then only by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 2.10(b) and at the time of the special meeting, who shall be entitled to vote at the meeting and who complies with the procedures set forth in this Section 2.10(b); provided, however, that the number of nominees a stockholder may nominate for election at the special meeting on its own behalf (or in the case of a stockholder giving the notice on behalf of a beneficial owner, the number of nominees a stockholder may nominate for election at the special meeting on behalf of such beneficial owner) shall not exceed the number of directors to be elected as such special meeting. The proposal by stockholders of other business to be conducted at a special meeting of stockholders may be made only in accordance with Section 2.03. For nominations to be properly brought by a stockholder before a special meeting of stockholders pursuant to this Section 2.10(b), the stockholder must have given timely notice thereof in writing to the Secretary. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (A) not earlier than 120 days prior to the date of the special meeting nor (B) later than the later of 90 days prior to the date of the special meeting and the 10th day following the day on which public announcement of the date of the special meeting was first made by the Corporation. A stockholder’s notice to the Secretary shall comply with the notice requirements of Section 2.10(a)(iii). The minimum timeliness requirements of this paragraph shall apply despite any different timeline described in Rule 14a-19 or elsewhere in Regulation 14A under the Exchange Act, including with respect to any statements or information required to be provided to the Corporation pursuant to Rule 14a-19 of the Exchange Act by a stockholder and not otherwise specified herein. In no event shall the adjournment, recess or postponement of a special meeting, or any announcement thereof, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above. Such notice of a stockholder shall include the same information, representations, certifications and agreements that would be required if the stockholder were to make a nomination in connection with an annual meeting of stockholders pursuant to the
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preceding provisions of this Section 2.10, and such stockholder shall be obligated to provide the same supplemental or additional information in connection with a special meeting of stockholders as required pursuant to the preceding provisions of this Section 2.10 in connection with an annual meeting of stockholders.
(c)General. (i) No person shall be eligible to be nominated by a stockholder to be elected or reelected at any meeting of stockholders to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.10. No business proposed by a stockholder shall be conducted at a stockholder meeting except in accordance with the procedures set forth in Section 2.03 and this Section 2.10.
(i) Without limiting any remedy available to the Corporation, and unless otherwise determined by the Board of Directors, the Chairperson of the Board of Directors or the chairperson of the meeting, a stockholder may not present nominations for director or business proposals at an annual or special meeting of stockholders (and any such nominee shall be disqualified from standing for election or re-election), notwithstanding proxies or votes may have been solicited and/or received with respect thereto, if such stockholder, any beneficial owner, any Proposing Person or any nominee or substitute nominee for director: (A) acted contrary to any representation, statement, certification or agreement required by the applicable provisions of these Bylaws; (B) otherwise failed to comply with these Bylaws or with any law, rule or regulation identified in these Bylaws, including all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 2.10; provided, however, that any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 2.10; or (C) provided information to the Corporation (whether required by these Bylaws or otherwise) that is false, misleading, inaccurate or incomplete in any material respect. The Board of Directors, the Chairperson of the Board of Directors or the chairperson of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws or that business was not properly brought before the meeting, and if he/she should so determine, he/she shall so declare to the meeting and the defective nomination shall be disregarded or such business shall not be transacted, as the case may be. Notwithstanding the foregoing provisions of this Section 2.10, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other proposed business, such nomination shall be disregarded or such proposed business shall not be transacted, as the case may be, notwithstanding that proxies in respect of such vote may have been received by the Corporation and counted for purposes of determining a quorum. For purposes of this Section 2.10, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.
Notwithstanding anything to the contrary in these Bylaws, unless otherwise required by law, if any Proposing Person (i) provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act (or has previously filed a preliminary or definitive proxy statement with the information required by Rule 14a-19(b)) with respect to any proposed nominee for election as a director of the Corporation and (ii) subsequently fails to comply with the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) promulgated under the Exchange Act (or fails to timely provide reasonable evidence sufficient to satisfy the Corporation that such Proposing Person has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence), then the nomination of each such proposed nominee shall be disregarded, notwithstanding that the nominee is included as a nominee in the Corporation’s proxy statement, notice of meeting or other proxy materials for any meeting (or any supplement thereto) and notwithstanding that proxies or votes in respect of the election of such proposed nominees may have been received by the Corporation (which proxies and votes shall be disregarded). Upon request by the Corporation, if any Proposing Person provides notice pursuant to Rule 14a-19(b) promulgated under the Exchange Act (or has previously filed a preliminary or definitive proxy statement with the information required by Rule 14a-19(b)), such Proposing Person, shall deliver to the Corporation, no
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later than 5 business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
(ii) Compliance with paragraphs (a) and (b) of this Section 2.10 shall be the exclusive means for a stockholder to make nominations or submit other business (other than as provided in Section 2.10(c)(iv)).
(iii) Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Section 2.10 shall be deemed satisfied by a stockholder if such stockholder has submitted a proposal to the Corporation in compliance with Rule 14a-8 under the Exchange Act, and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for the meeting of stockholders.
(iv) Any stockholder directly or indirectly soliciting proxies from other stockholders in connection with any annual or special meeting of stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use for solicitation by or on behalf of the Board of Directors.
(v) For purposes of these Bylaws, “business day” means any day other than Saturday, Sunday or a day on which banks are closed in New York City, New York; and “close of business” means 5:00 p.m. local time at the principal executive offices of the Corporation on any calendar day, whether or not the day is a business day.
Article 3
Directors
Section 3.01.Number, Election and Term of Office. The Board of Directors shall consist of not less than eight nor more than twelve directors, with the exact number of directors to be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the Board. The directors shall be elected at the Corporation’s annual meeting of the stockholders (or, to the extent applicable, at a special meeting of the Corporation’s stockholders in accordance with Section 2.10(b)), except as provided in Section 3.11 herein, and each director shall hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal. Directors need not be stockholders.
Section 3.02.Quorum and Manner of Acting. Unless the Certificate of Incorporation or these Bylaws require a greater number, a majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors and, except as otherwise expressly required by law or by the Certificate of Incorporation, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat shall adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
Section 3.03.Time and Place of Meetings. The Board of Directors shall hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board of Directors (or the Chairperson of the Board of Directors in the absence of a determination by the Board of Directors).
Section 3.04.Annual Meeting. The Board of Directors may meet for the purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place, if any, either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in
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Section 3.06 herein or in a waiver of notice thereof signed by any director who chooses to waive the requirement of notice.
Section 3.05.Regular Meetings. After the place, if any, and time of regular meetings of the Board of Directors shall have been determined and notice thereof shall have been once given to each member of the Board of Directors, regular meetings may be held without further notice being given.
Section 3.06.Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson of the Board of Directors or the President and shall be called by the Chairperson of the Board of Directors, President or the Secretary, on the written request of four directors. Notice of special meetings of the Board of Directors shall be given to each director at least 48 hours before the date of the meeting in such manner as is determined by the Board of Directors.
Section 3.07.Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter expressly required by Delaware Law to be submitted to the stockholders for approval or (b) adopting, amending or repealing any Bylaw of the Corporation. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.
Section 3.08.Action by Consent. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and any consent may be documented, signed and delivered in any manner permitted by Delaware Law. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors or committee in the same paper or electronic form as the minutes are maintained.
Section 3.09.Telephonic Meetings. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or such committee, as the case may be, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.
Section 3.10.Resignation. Any director may resign from the Board of Directors at any time by giving notice to the Board of Directors or to the Secretary. Except as provided in Section 2.06, any such notice must be in writing or by electronic transmission to the Board of Directors or to the Secretary. The resignation of any director shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
Section 3.11.Vacancies. Unless otherwise provided in the Certificate of Incorporation, vacancies on the Board of Directors resulting from death, resignation, removal or otherwise and newly created directorships resulting from any increase in the number of directors shall, except as otherwise required by law, be filled solely by a majority of the directors then in office (although less than a quorum) or by the sole remaining director, and each director so elected shall hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation, retirement, disqualification or removal. If there are no directors in office, then an election of directors may be held in accordance with Delaware Law. Unless otherwise provided in the Certificate of
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Incorporation, when one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in the filling of the other vacancies.
Section 3.12.Removal. No director may be removed from office by the stockholders except with the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the corporation generally entitled to vote in the election of directors, voting together as a single class.
Section 3.13.Compensation. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have authority to fix the compensation of directors, including fees and reimbursement of expenses.
Section 3.14.Preferred Stock Directors. Notwithstanding anything else contained herein, whenever the holders of one or more classes or series of preferred stock shall have the right, voting separately as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolutions applicable thereto adopted by the Board of Directors pursuant to the Certificate of Incorporation, and such directors so elected shall not be subject to the provisions of Sections 3.01, 3.11 and 3.12 of this Article 3 unless otherwise provided therein.
Article 4
Officers
Section 4.01.Principal Officers. The principal officers of the Corporation shall be appointed by the Board of Directors and may consist of a Chief Executive Officer, a President, one or more Vice Presidents, a Treasurer and a Secretary who shall have the duty, among other things, to record the proceedings of the meetings of stockholders and directors in a book kept for that purpose. The Corporation may also have such other principal officers, including one or more Controllers, as the Board of Directors may in its discretion appoint. One person may hold the offices and perform the duties of any two or more of said offices, except that no one person shall hold the offices and perform the duties of President and Secretary.
Section 4.02.Appointment, Term of Office and Remuneration. The principal officers of the Corporation shall be appointed by the Board of Directors in the manner determined by the Board of Directors. Each such officer shall hold office for such period as the Board of Directors may from time to time determine and until their successor is appointed, or until their earlier death, resignation, retirement, disqualification or removal. The remuneration of all officers of the Corporation shall be fixed by the Board of Directors. Any vacancy in any office shall be filled in such manner as the Board of Directors shall determine.
Section 4.03.Subordinate Officers. In addition to the principal officers enumerated in Section 4.01 herein, the Corporation may have one or more Assistant Treasurers, Assistant Secretaries and Assistant Controllers and such other subordinate officers, agents and employees as the Board of Directors may deem necessary, each of whom shall hold office for such period as the Board of Directors may from time to time determine. The Board of Directors may delegate to any principal officer the power to appoint and to remove any such subordinate officers, agents or employees.
Section 4.04.Removal. Except as otherwise permitted with respect to subordinate officers, any officer may be removed, with or without cause, at any time, by resolution adopted by the Board of Directors.
Section 4.05.Resignations. Any officer may resign at any time by giving notice to the Board of Directors (or to a principal officer if the Board of Directors has delegated to such principal officer the power to appoint and to remove such officer). Any such notice must be in writing. The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
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Section 4.06.Powers and Duties. The officers of the Corporation shall have such powers and perform such duties incident to each of their respective offices and such other duties as may from time to time be conferred upon or assigned to them by the Board of Directors.
Article 5
Capital Stock
Section 5.01.Certificates For Stock; Uncertificated Shares. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares or a combination of certificated and uncertificated shares. Any such resolution that shares of a class or series will only be uncertificated shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Except as otherwise required by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of shares represented by certificates of the same class and series shall be identical. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairperson or Vice Chairperson of the Board of Directors, or the Chief Executive Officer, President or Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. The Corporation shall not have power to issue a certificate in bearer form.
Section 5.02.Lost Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it that is alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.
Section 5.03.Shares Without Certificates. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided the use of such system by the Corporation is permitted in accordance with Delaware Law.
Section 5.04.Transfer Of Shares. Shares of the stock of the Corporation may be transferred on the record of stockholders of the Corporation by the holder thereof or by such holder’s duly authorized attorney upon surrender of a certificate therefor properly endorsed or upon receipt of proper transfer instructions from the registered holder of uncertificated shares or by such holder’s duly authorized attorney and upon compliance with appropriate procedures for transferring shares in uncertificated form, unless waived by the Corporation.
Section 5.05.Authority for Additional Rules Regarding Transfer. The Board of Directors shall have the power and authority to make all such rules and regulations as they may deem expedient concerning the issue, transfer and registration of certificated or uncertificated shares of the stock of the Corporation, as well as for the issuance of new certificates in lieu of those which may be lost or destroyed, and may require of any stockholder requesting replacement of lost or destroyed certificates, bond in such amount and in such form as they may deem expedient to indemnify the Corporation, and/or the transfer agents, and/or the registrars of its stock against any claims arising in connection therewith.
Article 6
Indemnification
Section 6.01.Limited Liability. A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by applicable law.
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Section 6.02.Right to Indemnification. (a) Each person (and the heirs, executors or administrators of such person) who was or is a party or is threatened to be made a party to, or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or while an officer or director of the Corporation is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by applicable law. The right to indemnification conferred in this Article 6 shall also include the right to be paid by the Corporation the expenses incurred in connection with any such proceeding in advance of its final disposition to the fullest extent authorized by applicable law. The right to indemnification conferred in this Article 6 shall be a contract right, provided, however, that, except with respect to proceedings to enforce rights to indemnification or advancement of expenses or with respect to any compulsory counterclaim brought by such indemnitee, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors.
(a)The Corporation may, by action of its Board of Directors, provide indemnification to such of the employees and agents of the Corporation to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by applicable law.
Section 6.03.Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under applicable law.
Section 6.04.Nonexclusivity of Rights. The rights and authority conferred in this Article 6 shall not be exclusive of any other right that any person may otherwise have or hereafter acquire.
Section 6.05.Preservation of Rights. Neither the amendment nor repeal of this Article 6, nor the adoption of any provision of the Certificate of Incorporation or these Bylaws, nor, to the fullest extent permitted by applicable law, any modification of law, shall adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).
Article 7
General Provisions
Section 7.01.Fixing the Record Date. (a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing such record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may in its discretion or as required by law fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall fix the same date or an earlier date as the record date for stockholders entitled to notice of such adjourned meeting.
(a)In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect
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of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
Section 7.02.Dividends. Subject to limitations contained in Delaware Law and the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, in property or in shares of the capital stock of the Corporation.
Section 7.03.Year. The fiscal year of the Corporation shall commence on June 1 and end on May 31 of each year.
Section 7.04.Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, Delaware”. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or otherwise reproduced.
Section 7.05.Voting of Stock Owned by the Corporation. The Board of Directors may authorize any person, on behalf of the Corporation, to attend, vote at and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.
Section 7.06.Amendments. These Bylaws or any of them, may be altered, amended or repealed, or new Bylaws may be made, by the stockholders entitled to vote thereon at any annual or special meeting thereof or by the Board of Directors as provided in the Certificate of Incorporation. Unless a higher percentage is required by the Certificate of Incorporation as to any matter that is the subject of these Bylaws, all such amendments must be approved by the affirmative vote of the holders of a majority of the total voting power of all outstanding securities of the Corporation, generally entitled to vote in the election of directors, voting together as a single class, or by a majority of the Board of Directors.
Section 7.07.Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of Delaware Law, the Certificate of Incorporation or these Bylaws (in each case, as they may be amended from time to time) or as to which Delaware Law confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware, shall be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the federal district court for the District of Delaware). Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the sole and exclusive forum for any action asserting a cause of action arising under the Securities Act of 1933, or any rule or regulation promulgated thereunder, shall be the federal district courts of the United States. The Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another court of the State of Delaware, or if no court of the State of Delaware has jurisdiction, the federal district court for the District of Delaware) shall have the fullest authority allowed by law to issue an anti-suit injunction to enforce this forum selection clause and to preclude suit in any other forum. Any person or entity holding, purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to consent to (i) the personal jurisdiction of the Court of Chancery of the State of Delaware (or if the Court of Chancery does not have jurisdiction, another court of the State of Delaware, or if no court of the State of Delaware has jurisdiction, the federal district court for the District of Delaware) in any proceeding brought to enjoin, or otherwise enforce this Section 7.07 with respect to, any action by that person or entity that is inconsistent with the exclusive jurisdiction provided for in this Section 7.07 (an “Inconsistent Action”) and (ii) having service of process made upon such person or entity in any such proceeding by service upon such person's or entity’s counsel in such Inconsistent Action as agent for such person or entity.
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ARTICLES OF CONVERSION
OF
Cintas Corporation
(a Washington corporation)
to
Cintas Corporation
(a Delaware corporation)

Pursuant to the applicable provisions of the Washington Business Corporation Act, and the applicable provisions of the Delaware General Corporation Law, as amended, CINTAS CORPORATION, a Washington corporation (the “Converting Entity”), hereby submits these Articles of Conversion for the purpose of converting itself into CINTAS CORPORATION, a Delaware corporation (the “Surviving Entity”).

ARTICLES

FIRST: The name and jurisdiction of the Converting Entity is CINTAS CORPORATION, a Washington corporation.

SECOND: The name and jurisdiction of the Surviving Entity is CINTAS CORPORATION, a Delaware corporation.

THIRD: After the filing of these Articles of Conversion and as of [●], the Converting Entity shall be converted into a Delaware corporation.

FOURTH: Pursuant to the provisions of Section 23B.09.030 of the Revised Code of Washington, as amended, all of the directors and a majority of the shareholders of the Converting Entity consented to the plan of conversion of the Converting Entity and the conversion was approved in a manner that complies with the Converting Entity’s governing statute. The complete plan of conversion is on file at the principal place of business of the Surviving Entity.

FIFTH: The address where copies of process may be sent by the Washington Secretary of State is: [●].

SIXTH: The effective date of the conversion is [●].

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has executed this Articles of Conversion on this [●]th day of [●].

CINTAS CORPORATION

By:
Name:
Title:

[Signature Page to Cintas Corporation Washington Articles of Conversion]

READY FOR THE WORKDAY®

CINTAS CORPORATION
6800 CINTAS BOULEVARD
P.O. BOX 625737
CINCINNATI, OH 45262-5737
ATTN: LEISHA SMITH

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on October 26, 2026 for shares held directly and by 11:59 p.m. Eastern Time on October 22, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CTAS2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on October 26, 2026 for shares held directly and by 11:59 p.m. Eastern Time on October 22, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T02562-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CINTAS CORPORATION

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Beverly K. Carmichael	☐	☐	☐
1b. Karen L. Carnahan	☐	☐	☐
1c. Robert E. Coletti	☐	☐	☐
1d. Scott D. Farmer	☐	☐	☐
1e. Martin Mucci	☐	☐	☐
1f. Joseph Scaminace	☐	☐	☐
1g. Todd M. Schneider	☐	☐	☐
1h. Ronald W. Tysoe	☐	☐	☐

The Board of Directors recommends you vote AGAINST the following proposal:	For	Against	Abstain
5. A shareholder proposal regarding support for governance by majority voting.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

TUESDAY, OCTOBER 27, 2026 AT 11:30 A.M., EDT

Access to this year's virtual Annual Meeting of Shareholders will be available at www.virtualshareholdermeeting.com/CTAS2026. A replay of the Annual Meeting of Shareholders will be available for one year.

The Notice of Annual Meeting, the Proxy Statement and the Company's 2026 Annual Report are available at www.proxyvote.com.

T02563-TBD

CINTAS CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints SCOTT D. FARMER, TODD M. SCHNEIDER and SCOTT A. GARULA, and each or any of them, each with full power of substitution, as proxies to represent and vote at the Virtual Annual Meeting of Shareholders of Cintas Corporation (the "Company") to be held virtually at www.virtualshareholdermeeting.com/CTAS2026, on Tuesday, October 27, 2026, at 11:30 A.M. (Eastern Daylight Time), and at any postponement or adjournment thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company which the undersigned would be entitled to vote, as directed on the reverse side, and, in their discretion, upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side